UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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Soliciting Material Pursuant to §240.14a-12

Juniper Networks, Inc.

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2024 Annual Meeting of Stockholders
Notice of Annual Meeting and Proxy Statement

Notice of 2024 Annual Meeting of Stockholders

TO BE HELD	VIRTUAL MEETING	ATTENDANCE
Tuesday, June 4, 2024 at 9:00 a.m. Pacific Time, with check-in beginning at 8:45 a.m. Pacific Time.	The Annual Meeting of Stockholders,
	and any adjournments or postponements thereof, will be a virtual meeting conducted via live webcast. You may log onto www.virtualshareholdermeeting.com/JNPR2024 and enter your 16-digit control number.	You will be able to attend the Annual Meeting of Stockholders online, submit your questions online, and vote your shares electronically during the meeting.
ITEMS OF BUSINESS
Proposal
1	To elect ten directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified;
2	To ratify the appointment of Ernst & Young LLP as Juniper Networks, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
3	To hold a non-binding advisory vote on executive compensation;
4
To approve the amendment and restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 7,000,000 and eliminate the term of the plan;

5
To approve the amendment and restatement of the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 and eliminate the term of the plan; and

6	To consider such other business as may properly come before the annual meeting.
RECORD DATE
You are entitled to notice of, and to vote at, the Annual Meeting of Stockholders only if you were a Juniper Networks stockholder as of the close of business on April 8, 2024. The Notice of Internet Availability of Proxy Materials will be mailed, and the attached proxy statement is being made available, to our stockholders beginning on or about April 23, 2024.
PROXY MATERIAL AVAILABILITY
We are furnishing our proxy materials electronically. Most of our stockholders will receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access this proxy statement (including the proxy card) and our 2023 Annual Report on Form 10-K over the internet, how to request a paper or email copy of these materials, and how to vote by mail or via the internet.
By Order of the Board of Directors,
Robert S. Mobassaly
Senior Vice President,
General Counsel and Secretary
April 23, 2024
WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, PLEASE VOTE AS SOON AS POSSIBLE
You may revoke your proxy at any time prior to the Annual Meeting of Stockholders. Whether or not you plan to attend the Annual Meeting of Stockholders, we encourage you to read this proxy statement and vote your shares as soon as possible to ensure that your shares are represented.
If you are a beneficial stockholder, your broker will NOT be able to vote your shares other than in connection with the ratification of the selection of our independent auditor unless you have given your broker specific instructions to do so.
You may vote via the Internet, by telephone, or, if you have received a printed version of these proxy materials, by mail. For specific instructions on how to vote your shares, refer to the section entitled “General Information” of this proxy statement, the instructions in the Proxy Statement Summary, the proxy card or the Notice of Internet Availability.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2024
The proxy statement, form of proxy, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available without charge at www.proxyvote.com. Information contained on the website is not incorporated by reference into this proxy statement or any other report we file with the Securities and Exchange Commission.
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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement

Proxy Statement Summary
This summary highlights selected information about the items to be voted on at the annual meeting and information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider in deciding how to vote, and you should read the entire proxy statement carefully before voting. The information contained on juniper.net or any other website referred to herein is provided for reference only and is not incorporated by reference into this proxy statement.
Information about our 2024 Annual Meeting of Stockholders
Date:	Tuesday, June 4, 2024
Time:	9:00 a.m. Pacific Time — Online check-in will begin at 8:45 a.m. Pacific Time. Please allow ample time for the online check-in procedures.
Admission:	Our virtual annual meeting is being held via the internet through a virtual web conference at www.virtualshareholdermeeting.com/JNPR2024. To participate in the annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of the Proxy Materials, on your card or on any additional voting instructions that accompanied your proxy materials.
Voting:	Stockholders as of the record date, April 8, 2024, are entitled to vote. Your broker will not be able to vote your shares with respect to any of the matters presented at the meeting, other than the ratification of the selection of our independent auditor, unless you give your broker specific voting instructions.
Even if you plan on attending our virtual meeting on June 4, 2024 please vote as soon as possible before the meeting by:
During the virtual meeting, you will be able to vote electronically and submit questions at www.virtualshareholdermeeting.com/JNPR2024.
For additional information about the virtual annual meeting, please refer to the General Information section below.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   1

Meeting Agenda and Voting Recommendations
		Board Recommendation	Reasons for Recommendation
Proposal 1 Page 19	To elect ten directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified.	FOR each nominee
The Board of Directors (“Board”) and its Nominating and Corporate Governance Committee believe the Board nominees possess the skills, experience, and diversity to effectively monitor performance, provide oversight and advise management on our long-term strategy.

Proposal 2 Page 26	To ratify the appointment of Ernst & Young LLP as Juniper Networks, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	FOR
Based on the Audit Committee’s assessment of Ernst & Young LLP’s qualifications and performance, the Board believes that retention of Ernst & Young LLP for the fiscal year ending December 31, 2024 is in our stockholders’ best interests.

Proposal 3 Page 29	To hold a non-binding advisory vote regarding executive compensation.	FOR	Our executive compensation programs demonstrate our pay for performance philosophy and reflect the input of stockholders from our outreach efforts.
Proposal 4 Page 30
To approve the amendment and restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 7,000,000 and eliminate the term of the plan.
FOR
We believe our success is due to our highly talented employee base. Our ability to grant equity awards is a necessary and powerful recruiting and retention tool for us to obtain the quality personnel that we need to move our business forward.

Proposal 5 Page 40
To approve the amendment and restatement of the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 and eliminate the term of the plan.
FOR
Our 2008 Employee Stock Purchase Plan is designed to align the interests of our employees with those of our stockholders by encouraging employees to invest in our common stock, and to help our employees share in the Company’s success.

We will also consider any other matters that may be properly brought before the 2024 annual meeting of stockholders (and any postponements or adjournments thereof).
On January 9, 2024, Juniper Networks, Inc. entered into an agreement and plan of merger with Hewlett Packard Enterprise Company (“HPE”), pursuant to which HPE agreed to acquire Juniper for $40 per share in an all-cash transaction valued at approximately $14 billion, subject to regulatory approvals and customary closing conditions (the “HPE Merger”). On April 2, 2024, our stockholders voted to approve the HPE Merger and related proposals. No action is expected to be taken by our stockholders at the annual meeting regarding the HPE Merger or its approval.
Corporate Governance Highlights
Juniper Networks, Inc., a Delaware corporation (“Juniper Networks,” “Juniper”, the “Company,” “we” or “our”), is committed to having sound corporate governance principles that we believe serve the best interest of all our stockholders. Some highlights of our corporate governance practices are listed below. In addition, we regularly evaluate our practices against prevailing best practices and emerging and evolving topics identified through stockholder outreach, current literature, and corporate governance organizations.

Director Nominees
Our business is managed under the direction of our Board, which is currently composed of ten members, each of whom is nominated to be elected at the 2024 annual meeting of stockholders. Our stockholders elect Board members annually. All of our current directors were elected at the 2023 annual meeting by our stockholders to serve for a term expiring at the 2024 annual meeting of stockholders. The following table sets forth the name, age, tenure, independence, and committee assignments for each of our director nominees as of the date this proxy statement was filed with the U.S. Securities and Exchange Commission (the “SEC”).

Name	Age	Director Since	Independent	Committees
	**Anne DelSanto**	60	2019	✓	Compensation (Chair)
	**Kevin DeNuccio**	64	2014	✓	Compensation
	**James Dolce**	61	2015	✓	Compensation
	**Steven Fernandez**	49	2022	✓	Nominating and Corporate Governance
	**Christine Gorjanc** *Lead Independent*	67	2019	✓	Audit
	**Janet Haugen**	65	2019	✓	Audit (Chair)
	**Scott Kriens** *Chairman*	66	1996	✓	None
	**Rahul Merchant**	67	2015	✓	Audit
	**Rami Rahim** *CEO*	53	2014		None
	**William R. Stensrud**	73	1996	✓	Nominating and Corporate Governance (Chair)

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   3

The below graphics summarize the attributes and experience of our director nominees.

Director Nominee Attributes

Gender Diversity
Women
Men
3
7
30%
diversity
Ethnic/Racial Diversity
South Asian
Middle Eastern
Hispanic
1
1
1
7
30%
diversity
Age
46-55
56-65
66-75
2
4
4
average
62.5
years
Tenure
0-5 years
6-10 years
15+ years
4
4
2
average
11.1
years
Independence
Our CEO
Independent
1
9
90%
independent
Audit Committee Expertise
Financial Experts
Non-financial Expert
1
2
67%
experts

Director Nominee Experience
CEO Experience
3
Senior Management Expertise
10
Technical Background
6
Financial / Accounting Expertise
2
Public Company Board Service
8
Networking Industry Experience
5
Global Operational Perspective
9
Risk Management / Oversight
3
Corporate Governance
5
M&A / Investment Experience
6
Strategic Business Development
5
Sales and Marketing
5
Cybersecurity Background
4

Active Stockholder Engagement
In 2023, we proactively sought meetings with stockholders who in the aggregate hold over 70% of our shares outstanding, and met virtually with stockholders who in the aggregate hold approximately 34% of our shares outstanding. For more information on our stockholder engagement efforts, please see the “Stockholder Engagement” section of this proxy statement.
Executive Compensation Highlights
Our Compensation Committee strives to design a fair and balanced approach to our executive compensation programs to hold our executives accountable for results by providing for short- and long-term focused programs that emphasize a pay-for-performance philosophy.
Demonstrating our continued commitment to align compensation to overall Company performance, in 2023, 91% of our Chief Executive Officer’s target direct compensation was “at-risk” compensation in the form of an annual cash bonus incentive and equity awards. Further, our Chief Executive Officer’s target direct compensation compared to his realizable pay outcome demonstrates the strong “pay-for-performance” philosophy instituted by our Compensation Committee.
FY23 Target Pay Mix(1): CEO and Other NEOs*
*
Percentages may not add to 100% due to rounding.

(1)
Reflects (i) salary disclosed in the “Summary Compensation Table”, (ii) the target opportunity for non-equity incentive plan awards disclosed in the “Grants of Plan-Based Awards For FY23” table, and (iii) the grant date fair value of all stock awards as disclosed in the “Grants of Plan-Based Awards For FY23” table.

As a result of the Compensation Committee’s evaluation of the “Say-on-Pay” advisory vote, which resulted in approval by 93% of the votes cast at our 2023 annual meeting of stockholders, the feedback received from our stockholder engagement, the advice from the Compensation Committee’s independent compensation consultant, and its ongoing review of our compensation program philosophy and design, the Compensation Committee did not make significant changes to the design of our executive compensation and equity programs in 2023. The Compensation Committee continued to grant performance share awards to our executive officers with vesting based upon both key annual financial performance metrics and longer-term relative total shareholder return. We encourage you to also review the full “Executive Compensation” section of this proxy statement, including the “Compensation Discussion and Analysis,” for additional details.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   5

Corporate Governance Principles and Board Matters
Corporate Governance Standards
Juniper Networks is committed to having sound corporate governance practices and has adopted formal Corporate Governance Standards to enhance our effectiveness implementing these practices. Having such standards is essential to running our business efficiently and maintaining our integrity in the marketplace. A copy of our Corporate Governance Standards is available on our website at
http://investor.juniper.net/investor-relations/corporate-governance/default.aspx.

Board Independence
The New York Stock Exchange’s (the “NYSE”) listing standards and our Corporate Governance Standards require that a majority of our Board must be “independent.” Under the NYSE’s listing standards, no director will be considered independent unless our Board affirmatively determines that such director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). Our Board reviews the independence of its members annually. Our Board has determined that, except for Rami Rahim who is an employee of the Company, each of our current director nominees whose names are set forth below in Proposal No. 1 Election of Directors, who constitute all of our current directors, and Gary Daichendt who departed the Board in May 2023 are independent within the meaning of the NYSE director independence standards.
The Board has determined that each of the members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee (the “N&CG Committee”) of the Board has no material relationship with Juniper Networks and is “independent” within the meaning of the NYSE director independence standards, including the members of the Audit Committee and the Compensation Committee, who are subject to the heightened “independence” standards required for such committee members set forth in the applicable SEC and NYSE rules. The members of the Compensation Committee are also non-employee directors as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
In making the determination of the independence of our directors, the Board considered whether there were any transactions between Juniper Networks and entities associated with our directors or members of their immediate families, including transactions involving Juniper Networks, investments in companies in which our directors or their affiliated entities are stockholders, and payments made to or from companies and entities in the ordinary course of business where our directors or members of their immediate families serve as a partner, director, or member of the executive management of the other party to the transaction, and did not identify any such transactions.

 Corporate Governance Principles and Board Matters

Board Structure and Committee Composition

Board of Directors

The Board allocates time at each quarterly meeting to engage in substantive discussions with management about areas of broad, strategic risk and opportunity. It delegates certain risk oversight responsibilities to its committees, about which committee chairs report back to the full Board after every meeting.

Committees of the Board

Audit Committee

- Financial Reporting
- Compliance—Legal & Regulatory including:
  - Environmental
  - Data privacy and security, including cybersecurity and physical
  - Litigation
  - Ethics and Compliance
- Outside Auditor Independence
- AI risk management

Compensation Committee

- Compensation Practices and Programs
- Executive Succession Planning
- Human Capital Management and workforce inclusion and diversity
- CEO Performance
- Board Compensation
- Clawback Policy

N&CG Committee

- Governance Structure and Practices
- Director Independence
- Board Performance
- Board Succession Planning
- Oversee applicable ESG matters

Company Management

- Design and operate risk management program, including risk identification, assessment and prioritization.
- Conduct regular, executive-level committee review of key risk areas with updates to the Board.
- Engage with Board and Committee chairs on areas of assigned risk oversight.

Board Committees
The Board has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance or N&CG Committee. The membership and principal function of each of these committees are described below. Each of these committees operates under a written charter adopted by the Board, which are available on our website at http://investor.juniper.net/investor-relations/corporate-governance/default.aspx. The Board may add new committees as it deems advisable for purposes of fulfilling its primary responsibilities.
The following table shows all persons who served on the Board, Audit Committee, Compensation Committee, and N&CG Committee, and the number of Board and committee meetings held during 2023:
Name of Director	Board	Audit Committee	Compensation Committee	N&CG Committee
Non-Employee Directors:
Gary Daichendt*	X		Chair*
Anne DelSanto**	X		Chair**	X**
Kevin DeNuccio	X		X
James Dolce	X		X
Steven Fernandez	X			X
Christine Gorjanc(1)	Lead Independent***	X
Janet Haugen(1)	X	Chair
Scott Kriens	Chair
Rahul Merchant	X	X
William Stensrud	X			Chair
Employee Director:
Rami Rahim	X
Number of Meetings in Fiscal 2023	14	8	5	4

*
Mr. Daichendt served as Lead Independent Director and chair of the Compensation Committee through May 10, 2023. He was not re-nominated for re-election as a director and departed the Board following the 2023 annual meeting of stockholders.

**
Ms. DelSanto served on the N&CG Committee through May 10, 2023, and then departed the N&CG Committee and became the chair of the Compensation Committee following the 2023 annual meeting of stockholders.

***
Ms. Gorjanc began serving as the Lead Independent Director, commencing after the 2023 annual meeting of stockholders.

(1)
The Board has determined that each of Ms. Gorjanc and Ms. Haugen is an “audit committee financial expert” within the meaning of the rules promulgated by the SEC.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   7

Audit Committee
The Audit Committee, among other duties, assists the Board in fulfilling its responsibilities for general oversight of the:
•
integrity of the Company’s financial statements;

•
compliance with the Company’s legal and regulatory requirements;

•
management of the Company’s information security risk program;

•
qualifications, independence, and performance of the Company’s independent registered public accounting firm;

•
performance of the Company’s internal audit function;

•
Company’s internal accounting and financial controls, as well as risk management policies; and

•
performance of the Company’s ethics and compliance function.

The Audit Committee works closely with management as well as our independent registered public accounting firm to fulfill its obligations. In addition, to further strengthen the Audit Committee’s oversight responsibilities, each of the Vice President of Internal Audit and the Vice President and Chief Compliance Officer report directly to the Audit Committee, and the Company’s Chief Accounting Officer meets in executive sessions with the Audit Committee. The Audit Committee has the authority to receive appropriate funding from the Company for obtaining advice and assistance from outside legal, accounting, or other advisors as the Audit Committee deems necessary to carry out its duties.
No member of the Audit Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee, and discloses such determination in accordance with NYSE requirements.
Compensation Committee
The Compensation Committee discharges the Board’s responsibilities relating to the compensation of our executive officers and Board members, as well as our human capital management function, including:
•
conducting an evaluation of the Chief Executive Officer’s performance and compensation with the entire Board;

•
reviewing the Compensation Discussion and Analysis and preparing an annual report on executive compensation for inclusion in our proxy statement;

•
implementing, overseeing, and administering the Company’s clawback policy;

•
approving and evaluating executive officer compensation philosophy and related plans, policies, and programs;

•
evaluating and making recommendations regarding Board compensation on an annual basis;

•
periodically reviewing the Company’s programs and practices related to human capital management, including workforce inclusion and diversity; and

•
conducting an annual compensation risk assessment to consider whether the Company’s incentive compensation policies and programs contain incentives for executive officers to take risks in performing their duties that are reasonably likely to have a material adverse effect on the Company.

The Compensation Committee also has responsibility for reviewing the overall equity award practices of the Company, including review and approval of the Company’s annual equity budget under the Company’s equity incentive plans and administration of the Company’s equity incentive plans and the employee stock purchase plan. The Compensation Committee has the authority to receive appropriate funding from the Company for obtaining advice and assistance from outside legal, compensation consultants, or other advisors as the Compensation Committee deems necessary to carry out its duties.

 Corporate Governance Principles and Board Matters

N&CG Committee
The N&CG Committee:
•
engages in Board succession planning to anticipate the future needs of the Board and its standing committees;

•
seeks and recommends the nomination of individuals qualified to become Board members, consistent with criteria approved by the Board;

•
reviews and makes recommendations regarding the composition of the Board;

•
oversees the governance of the Board, including establishing and overseeing compliance with our Corporate Governance Standards;

•
oversees the Company’s programs, policies and practices relating to environmental (including climate oversight), social, and governance matters applicable to the Company and impact to support the sustainable growth of the Company’s business and oversees the Company’s positions, strategies, and practices related to influencing or contributing to the development of public policy;

•
identifies best practices and recommends corporate governance principles to the Board; and

•
attends to and effectively responds to stockholder concerns regarding corporate governance.

Board Leadership Structure and Role of the Lead Independent Director
The Board’s leadership structure is comprised of an independent Chair of the Board and a Lead Independent Director, each of whom are appointed, and at least annually reaffirmed, by at least a majority of our independent directors. Mr. Kriens has served as Chair of the Board since 1996 and served as Chief Executive Officer of the Company from 1996 to 2008. Mr. Daichendt served as Lead Independent Director through May 10, 2023. After expressing a preference to not be re-nominated to the Board, in 2023, he was not re-nominated for re-election as a director and departed the Board following the 2023 annual meeting of stockholders. Since May 10, 2023, Ms. Gorjanc has served as the Lead Independent Director.
The duties of the Chair of the Board, Lead Independent Director, and Chief Executive Officer are set forth below:
The Board believes that this overall structure of a separate Chair of the Board and Chief Executive Officer, combined with a Lead Independent Director, results in an effective balancing of responsibilities, experience, and independent perspectives that meets the current corporate governance needs and oversight responsibilities of the Board. The Board also believes that this structure benefits the Company by enabling the Chief Executive Officer to focus on strategic matters while the Chair of the Board focuses on Board process and governance matters. The structure also allows the Company to benefit from Mr. Kriens’ experience as a former Chief Executive Officer of the Company.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   9

The independent directors of the Company meet at least quarterly in executive sessions. Executive sessions of the independent directors are chaired by the Lead Independent Director if and when the Chair is not “independent” under applicable standards. The executive sessions include discussions and recommendations regarding guidance to be provided to the Chief Executive Officer and such other topics as the independent directors may determine.

Election of Directors
Annual Election and Majority Voting Standard
Each director serves for a term expiring at the next annual meeting of stockholders and until the director’s successor is duly elected and qualified, or until the director’s earlier death, resignation, or removal. Our bylaws provide that each director nominee must receive the majority of the votes cast with respect to the director’s election (i.e., the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that director nominee). However, in the event that a stockholder has properly nominated a person or persons for election to the Board and such nomination is not timely withdrawn prior to the first mailing of our notice of a meeting where directors are to be elected, then each director nominee shall be elected by a plurality of the votes cast.
If a director nominee who is currently serving as a director is not re-elected at the annual meeting, under Delaware law, the director will continue to serve on the Board as a “holdover director.” However, pursuant to our Corporate Governance Standards, as a condition to re-nomination, each incumbent director is required to submit a conditional resignation from the Board in writing to the Chair of the N&CG Committee. If the director nominee fails to receive the requisite vote contemplated by our bylaws, the N&CG Committee will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the N&CG Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. Thus, the resignation will become effective only if the director nominee fails to receive a majority of votes cast for re-election, and the Board accepts the resignation.
Proxy Access
The Company’s bylaws provide that under certain circumstances, a stockholder, or group of up to 20 stockholders, who has maintained continuous ownership of at least three percent (3%) of our common stock for at least three years prior to such nomination may nominate and include a specified number of director nominees in our annual meeting proxy statement. The number of stockholder-nominated candidates appearing in our proxy statement cannot exceed the greater of two (2) candidates or twenty percent (20%) of the aggregate number of directors then serving on the Board (rounding down). For a description of the process for nominating directors, see the information under the “General Information — Stockholder Proposals and Nominations” section of this proxy statement.

 Corporate Governance Principles and Board Matters

Identification and Evaluation of Nominees for Director
The N&CG Committee’s criteria and process for evaluating and identifying the candidates that it recommends to the full Board for selection as director nominees are as follows:
The N&CG Committee:
•
regularly, and at least annually, reviews the composition and size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise;

•
reviews the qualifications of any candidates who have been properly recommended or nominated by a stockholder other than through our proxy access bylaws, as well as those candidates who have been identified by management, individual members of the Board or, if the N&CG Committee determines, a search firm. Such review may, in the N&CG Committee’s discretion, include a review solely of information provided to the N&CG Committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the N&CG Committee deems proper. Please see the information under the “General Meeting — Stockholder Proposals and Nominations” section of this proxy statement for more information on stockholder recommendations and nominations of director candidates;

•
considers the suitability of each director candidate, including the current members of the Board, in light of the current size and composition of the Board. Although the N&CG Committee does not have a specific policy on diversity, in evaluating the qualifications of the candidates, the N&CG Committee considers many factors, including issues of character, judgment, independence, age, education, expertise, diversity of experience, length of service, other commitments and ability to serve on committees of the Board, as well as other individual qualities and attributes that contribute to Board heterogeneity, including characteristics such as race, gender, cultural background and national origin. The N&CG Committee believes that a Board with a variety of points of view contributes to a more effective decision-making process. When recommending candidates, the N&CG Committee strives to select candidates that have diverse perspectives, experiences and expertise such that the skill set of each candidate complements those of other directors and nominees to create a balanced Board. The N&CG Committee evaluates the factors discussed above, among others, and does not assign any particular weighting or priority to any of these factors. While the N&CG Committee has not established specific minimum qualifications for director candidates, the N&CG Committee believes that candidates and director nominees must result in a Board comprised of directors who (i) are predominantly independent, (ii) possess high personal and professional ethics and integrity, (iii) have qualifications that will increase overall Board effectiveness, (iv) meet requirements of applicable rules and regulations, such as financial literacy or financial expertise with respect to Audit Committee members, and (v) are willing and able to represent the best interests of all stockholders of the Company;

•
considers the interests and plans of individual directors and their desire to continue as members of the Board; and

•
has the authority to retain and terminate any third-party search firm that is used to identify and evaluate director candidates. It also has the authority to approve the fees and retention terms of any search firm.

Annual Evaluation of Director Performance and Recommendation of Candidates
•
The N&CG Committee conducts an annual evaluation of the performance of individual directors, the Board as a whole, and each of the Board’s standing committees, including an evaluation of the qualifications of individual members of the Board and its committees. The evaluation is conducted via oral interviews by a third-party legal advisor selected by the N&CG Committee, which uses as a basis for discussion a list of questions that are provided

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   11

to each director in advance. The results of the evaluation and any recommendations are provided orally to the N&CG Committee by the third-party legal advisor, and to the Board and the other standing committees of the Board either by the N&CG Committee or the third-party legal advisor.
•
After review and consideration of current and prospective directors, the N&CG Committee recommends to the Board director candidates to be nominated by the Board for election to the Board. The Board reviews the N&CG Committee’s recommendations and approves final nominations.

In addition to the foregoing process, the N&CG Committee and the Board also take into consideration the perspectives of stockholders regarding Board composition and corporate governance matters and incorporates those perspectives into its overall identification, evaluation, and selection process.

Management Succession Planning
Our Board believes that the directors and the Chief Executive Officer should collaborate on management succession planning and that the entire Board should be involved in the critical aspects of the succession planning process for our Chief Executive Officer, including establishing selection criteria that reflect our business strategies, identifying and evaluating potential internal candidates, and making key management succession decisions. Management succession is regularly discussed by the directors in Board meetings and in executive sessions of the Board.
In addition, our Board annually conducts a detailed review of the Company’s leadership pipeline, talent strategies, and succession plans for key management positions. Directors become familiar with potential successors for key management positions through various means, including the comprehensive annual talent review, Board dinners and presentations, and informal meetings.

 Corporate Governance Principles and Board Matters

Board’s Role in Risk Oversight
The Board recognizes that risk is inherent in the Company’s pursuit and achievement of our strategic and operating objectives. The diagram below shows how the Board as a whole and through the various Board committees, each of which is 100% independent, oversees the Company’s management of material enterprise-level risk, focusing on four areas of risk: Strategic, Compliance, Operational, and Financial.
Cybersecurity Risk Oversight
As part of the Board’s Operational Risk Management responsibilities, it has oversight of the Company’s cybersecurity risk. The Company’s Chief Information Security Officer (“CISO”) oversees our cybersecurity risk management program in partnership with our Chief Information Officer (“CIO”) and other business leaders. For more information on our oversight of cybersecurity risk, please see Item 1C “Cybersecurity” in our Annual Report on Form 10-K for the year ended December 31, 2023, which accompanies this proxy statement.
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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   13

Environmental, Social and Governance Oversight
Oversight of our environmental, social and governance (“ESG”) activities, impacts and performance starts with our Board, which believes that operating sustainably is an ongoing priority for the Company. The Board’s oversight of our ESG program occurs through combined Board and committee oversight:

Board of Directors

Our Board oversees ESG risks and opportunities, and impact on business strategy

N&CG Committee

Primarily responsible for oversight of our ESG programs, including:

- Annual review of our programs, policies, disclosures, and practices
- Board composition and compliance with our corporate governance standards
- Our positions, strategies, and practices related to influencing or contributing to the development of public policy

Compensation Committee

Reviews the status of specific People and Communities initiatives, primarily those related to human capital management and workforce inclusion and diversity

Audit Committee – Risk Oversight

Oversees ESG risks as part of overall risk management, as well as reviews ESG disclosures in SEC filings and ensures we are adhering to our existing controls and procedures

Audit Committee – Governance Initiatives

Reviews the status of specific Corporate Governance initiatives, namely those related to business ethics, anti-corruption, and product responsibility

Our leadership team has ultimate responsibility for our ESG activities and has implemented enterprise risk management practices to identify and address climate events and corresponding risks that impact the Company and our operations. A Corporate Social Responsibility (“CSR”) Advisory Council comprised of a team of cross-functional senior executives representing the various business functions across the Company supports our continued focus and alignment within the Company on these initiatives. This advisory council guides our overall CSR vision, strategy, and priorities, enables us to execute our ESG activities, and works to maintain alignment with corporate priorities and objectives, as well as our values, which we refer to as The Juniper Way — Be Bold, Build Trust, and Deliver Excellence. At every meeting of the CSR Advisory Council, there is both an update of CSR activities and a knowledge advancement session within one or more sustainability topics. In addition, members of the Legal Department routinely offer ESG knowledge development to the Board.
We conduct regular materiality assessments to gauge alignment of our CSR strategy, programs, and disclosures with the expectations of both our internal and external stakeholders. This process helps us to focus our resources and attention on those areas that we believe can most meaningfully impact Juniper and have a meaningful impact beyond Juniper. We maintain an ongoing and inclusive dialogue with our internal and external stakeholders in which we communicate our progress on important topics and collect valuable insights and feedback, which helps us assess both potential risks and opportunities and improve how we manage relevant issues. As part of our stakeholder engagement model, we are an active participant in a variety of government and industry organizations, such as the Responsible Business Alliance (“RBA”), Responsible Minerals Initiative (“RMI”), and CDP Supply Chain.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics applicable to all Juniper Networks employees, officers, and directors in compliance with the rules of the SEC and the listing standards of the NYSE, known as our Worldwide Code of Business Conduct. We strive to meet the highest standards of business conduct and ethics in all our dealings inside and outside the Company. We expect our employees and business partners to adhere to high ethical standards and to

 Corporate Governance Principles and Board Matters

comply with laws, and these expectations are articulated in our Worldwide Code of Business Conduct and in our Business Partner Code of Conduct. Regular corporate compliance training is required for all employees and is made available through online and in-person interactive sessions. Our training schedule includes annual required training, quarterly trainings, and other targeted trainings throughout the year. We target compliance training based on risk profiles related to an employee’s location, job function, and department. Our Manager Toolkit Training builds on our Worldwide Code of Business Conduct training by providing additional messaging tools on core principles of priority topics enabling managers to cascade compliance requirements to their teams in a scalable and effective manner. This Worldwide Code of Business Conduct is publicly available on our website at http://investor.juniper.net/investor- relations/corporate-governance/default.aspx.
You may also obtain free copies of the Corporate Governance Standards and the Worldwide Code of Business Conduct by contacting the Investor Relations Department at our corporate offices by calling 1-408-745-2000 or by sending an e-mail message to investor-relations@juniper.net. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of our Corporate Governance Standards or our Worldwide Code of Business Conduct by posting such information on our website, at the address and location specified above.

Stockholder Engagement
The perspectives, insights and feedback of our stockholders are important to our Board and management, which is why we proactively engage with a significant portion of our stockholders that include our top institutional investors on a regular basis throughout the year. The goal of our stockholder engagement program is to foster strong stockholder relationships leading to mutual understanding of issues and approaches, ultimately giving Juniper insight into stockholder concerns and support as we design and implement strategies for long-term growth. We recognize that stockholders are the owners of the Company and we remain committed to a robust stockholder engagement program and maintaining an open, candid and continuous dialogue with stockholders about relevant issues.
Throughout 2023, members of our senior management team met with a significant number of our stockholders to discuss matters that are top of mind for our stockholders, such as our strategic direction, financial and operating performance, capital allocation, executive compensation and equity usage, inclusion and diversity, climate action, CSR initiatives, human capital management, board refreshment, and corporate governance and risk management practices. In 2023, we proactively sought meetings with stockholders who in the aggregate hold over 70% of our shares outstanding, and met with stockholders who in the aggregate hold approximately 34% of our shares outstanding. Our stockholder engagement efforts have provided valuable feedback that help to inform our decisions and our corporate practices and the Board considers feedback from these conversations during its deliberations.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   15

While we benefit from ongoing dialogue with many of our stockholders, we recognize that we have not communicated directly with all of our stockholders. If you would like to engage with us, please send correspondence to Juniper Networks, Inc., Attn: Investor Relations, 1133 Innovation Way, Sunnyvale, California 94089 or email investor-relations@juniper.net.

Communications with the Board
The N&CG Committee has approved a process by which stockholders or other interested parties may communicate with the Board or individual members of the Board. Stockholders of Juniper Networks and other parties interested in communicating with the Board or any member of our Board may write to them c/o Juniper Networks, Inc., 1133 Innovation Way, Sunnyvale, California 94089. Under the process approved by the N&CG Committee, the General Counsel receives and logs communications directed to the Board or any member of the Board, and, unless marked “confidential,” reviews all such correspondence and regularly (not less than quarterly) delivers to the Board, the Lead Independent Director, Chair of the Board, or the independent directors of the Board, as applicable, copies of such correspondence. Communications marked “confidential” will be logged as received by the General Counsel and then will be delivered unopened to the addressee(s).
Compliance Reporting
We have adopted procedures for raising concerns related to accounting and auditing matters in compliance with the listing standards of the NYSE. The Company has established a Corporate Compliance Committee, which is comprised of the Company’s Chief Financial Officer, General Counsel, Chief Compliance Officer, Chief Human Resources Officer, Chief Revenue Officer, Chief Accounting Officer, and the Chief Audit Executive. Concerns relating to accounting, legal, internal controls, or auditing matters may be brought to the attention of either the Corporate Compliance Committee, its members individually, the Audit Committee directly, or an anonymous reporting channel maintained by the Company. Concerns are handled in accordance with procedures established with respect to such matters under our Reporting Ethics Concerns Policy. For information on how to contact the Audit Committee directly, please see the immediately preceding section of this proxy statement entitled “Communications with the Board”.

Board Meetings and Attendance
During 2023, the Board held 14 meetings. Each director attended at least 75% of all Board and applicable committee meetings that took place during their tenure in 2023. As set forth in our Corporate Governance Standards, absent extraordinary circumstances, each member of the Board is strongly encouraged to attend each annual stockholder meeting. All of our directors attended the 2023 annual meeting of stockholders, which was held virtually.

 Director Compensation

Director Compensation

Non-Employee Director Retainer and Meeting Fee Information
Our director compensation programs are designed to provide an appropriate incentive to attract and retain qualified non-employee directors and to align their interests with the long-term interests of our stockholders. We compensate non-employee directors for their service on the Board through a combination of cash and equity awards, the amounts of which are commensurate with their role and involvement and with peer company practices. In setting director compensation, we consider the significant amount of time our directors will expend in fulfilling their duties as well as the skill level required for members of our Board. Directors who also serve as employees of the Company do not receive additional compensation for service as directors.
The Compensation Committee, which is comprised solely of independent directors, has the primary responsibility for reviewing and making recommendations to the Board regarding all matters pertaining to compensation paid to non-employee directors for Board, committee member, and committee chair services. The Compensation Committee is authorized by its charter to engage consultants or advisors in connection with its review and analysis of director compensation.
Each year, the Compensation Committee evaluates the appropriate level and form of compensation for non-employee directors and recommends changes, if any, to the Board. In making non-employee director compensation recommendations, the Compensation Committee takes various factors into consideration, including the responsibilities of directors generally, as well as committee chairs, and the forms and levels of compensation paid to directors by peer companies. It also considers advice from its independent compensation consultant who provides analysis on non-employee director compensation regulatory developments, market trends, and data from companies in our executive and director compensation peer group. The Board reviews the recommendations of the Compensation Committee and determines the form and amount of non-employee director compensation. The analysis provided by the Compensation Committee’s independent compensation consultant regarding our 2023 director compensation program showed that average pay per director was positioned between the 25th and 50th percentile relative to our peer group. The Compensation Committee did not recommend any changes to the Company’s program based on its 2023 director compensation review and the Board determined not to make any changes from the prior year.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   17

Limits on Director Compensation: Our non-employee directors currently receive compensation in the form of RSU grants and cash fees. Our 2015 Equity Incentive Plan provides for (i) an annual fixed dollar value of RSUs in an amount equal to $245,000 (based on the average daily closing price of the Company’s common stock over the 30 trading days preceding the date of grant) to be granted to non-employee directors and (ii) a limit of $1,000,000 on the total amount of annual equity compensation and cash fees that may be awarded to any non-employee director in a single fiscal year to provide for sufficient flexibility to adjust non-employee director compensation in the future if such changes are necessary to remain competitive with our peers or align to any material changes in director roles or time commitments.
The following table provides information on Juniper Networks’ compensation and reimbursement practices for non-employee directors during the fiscal year ended December 31, 2023 (“fiscal 2023”):

Annual retainer for all non-employee directors (payable quarterly)	$60,000
Additional annual retainer for Audit Committee members (payable quarterly)	$20,000
Additional annual retainer for Compensation Committee members (payable quarterly)	$15,000
Additional annual retainer for N&CG Committee members (payable quarterly)	$10,000
Additional annual retainer for Audit Committee Chair (payable quarterly)	$25,000
Additional annual retainer for Compensation Committee Chair (payable quarterly)	$20,000
Additional annual retainer for N&CG Committee Chair (payable quarterly)	$10,000
Additional annual retainer for the Chair of the Board (payable quarterly)	$75,000
Additional annual retainer for the Lead Independent Director (payable quarterly)	$30,000
Restricted Stock Units granted annually(1)	$245,000
Reimbursement for expenses attendant to Board membership	Yes
Payment for each additional committee meeting attended after total committee meeting attendance exceeds eighteen (18) in a calendar year	$1,250

(1)
Non-employee directors receive non-discretionary annual grants of RSUs, to further align their interests with stockholders. Pursuant to the 2015 Plan, on the date of each of the Company’s annual stockholder meetings, each non-employee director who is elected at (or whose term continues after) such meeting will automatically be granted RSUs for a number of shares equal to the “Annual Value” (as defined below), rounded down to the nearest whole share. For the grants made in 2023, the “Annual Value” was the number of RSUs equal to $245,000 divided by the average daily closing price of the Company’s common stock over the 30 trading days preceding the date of grant.

Director Compensation Table for Fiscal 2023
The following table shows compensation information for our non-employee directors for fiscal 2023. Mr. Rahim, our Chief Executive Officer, did not receive any compensation for serving as a director. Compensation information for Mr. Rahim is included in the “Summary Compensation Table” set forth in this proxy statement.
Director Compensation for Fiscal 2023
Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation	Total
Gary Daichendt(2)	$62,500	$0	$0	$62,500
Anne DelSanto	$91,250	$216,709	$0	$307,959
Kevin DeNuccio	$75,000	$216,709	$0	$291,709
James Dolce	$75,000	$216,709	$0	$291,709
Steven Fernandez	$70,000	$216,709	$0	$286,709
Christine Gorjanc	$102,500	$216,709	$0	$319,209
Janet Haugen	$105,000	$216,709	$0	$321,709
Scott Kriens	$135,000	$216,709	$0	$351,709
Rahul Merchant	$80,000	$216,709	$0	$296,709
William Stensrud	$80,000	$216,709	$0	$296,709

(1)
As of December 31, 2023, each of our non-employee directors listed in the table held 7,682 RSUs. Amounts shown do not reflect compensation actually received by the director, and there can be no assurance that these amounts will ever be realized by the non-employee directors. Instead, the amount shown is the grant date fair value of the RSU awards granted in fiscal 2023 computed in accordance with ASC Topic 718 — Compensation — Stock Compensation (“ASC Topic 718”), disregarding forfeiture assumptions.

(2)
Mr. Daichendt departed the Board in May 2023.

Proposals to be Voted On
Proposal No. 1
Election of Directors
There are ten nominees for election as directors at this year’s annual meeting: Anne DelSanto, Kevin DeNuccio, James Dolce, Steven Fernandez, Christine Gorjanc, Janet Haugen, Scott Kriens, Rahul Merchant, Rami Rahim, and William Stensrud. A discussion of the primary experience, qualifications, attributes, and skills of each director nominee that led our Board and Nominating and Corporate Governance Committee to the conclusion that such individual should serve or continue to serve as a director is included in each of the director nominee biographies. Each director nominee will be elected to serve for a term expiring at the Company’s annual meeting of stockholders in 2025 and until the director’s successor is duly elected and qualified, or until the director’s earlier death, resignation, or removal. There are no family relationships among any of our executive officers and directors.
Recommendation
Our Board recommends a vote “FOR” the election to the Board of: Anne DelSanto, Kevin DeNuccio, James Dolce, Steven Fernandez, Christine Gorjanc, Janet Haugen, Scott Kriens, Rahul Merchant, Rami Rahim, and William Stensrud.
The names of our director nominees and their ages, tenures, positions, qualifications, and experience as of the date this proxy statement was filed with the SEC are set forth below.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   19

ANNE DELSANTO Director since 2019 Age 60		KEVIN DENUCCIO Director since 2014 Age 64
COMMITTEES Compensation (Chair)	COMMITTEES Compensation
Other Current Public Company Boards: Advanced Energy Industries, Inc.	Other Current Public Company Boards: Marathon Digital Holdings, Inc.

CURRENT AND PAST POSITIONS
Ms. DelSanto has principally served as a limited partner at Operator Collective since December 2019. Ms. DelSanto has also served as a limited partner at Stage 2 Capital, since March 2019. From February 2018 to April 2019, she served as Executive Vice President and General Manager, Platform at Salesforce.com, Inc. (“Salesforce”), a customer relationship management company. Prior to that role, she served in various executive-level roles at Salesforce since October 2012, including as the Executive Vice President, Americas Solution Engineering & Cloud Sales from February 2016 to February 2018; Executive Vice President, Global Solution Engineering and Cloud Specialist Sales from February 2015 to February 2016; and Senior Vice President, Global Solutions Engineering from October 2012 to February 2015. Prior to joining Salesforce, Ms. DelSanto also served in various roles of increasing responsibility in pre-sales from 1999 to 2012 at Oracle Corporation (“Oracle”), an information technology and services company, including most recently as Group Vice President, Sales Engineering from February 2012 to September 2012; and Vice President of Sales Engineering from 2007 to February 2012. She began her career in 1985 as an account systems engineer at IBM, an information technology and services company. Ms. DelSanto served on the board of directors of Traction on Demand from March 2020 through April 2022 and the board of directors of New Relic, Inc. from August 2020 to November 2023, when it was acquired by private investors. Ms. DelSanto began her service on the board of directors of Axionus, Inc. in April 2020 and her service on the board of directors of Advanced Energy Industries, Inc. in October 2020.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, and management expertise gained from serving as a senior sales executive at several technology companies

•
Broad industry knowledge, background and expertise with cloud-businesses, software-as-a-service business models, and the requirements of Enterprise customers gained through her experience as a senior leader in companies that leverage the cloud for their business model’s success

•
Public company governance experience as a member of the board of directors of other public technology companies

CURRENT AND PAST POSITIONS
Mr. DeNuccio most recently served as Executive Chairman of SevOne, Inc., a digital infrastructure management software company, from May 2017 to November 2019. He served as President and Chief Executive Officer of Violin Memory, a flash based storage array solutions company, from February 2014 to April 2017. In December 2016, Violin Memory filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Prior to joining Violin Memory, Mr. DeNuccio serves as a co-founder of Wild West Capital, LLC, a venture and technology consulting firm he co-founded in July 2012. Prior to that, Mr. DeNuccio served as Chief Executive Officer of Metaswitch Networks, a provider of carrier systems and software solutions that enable communication networks to migrate to open, packet-based architectures, from February 2010 to July 2012. Mr. DeNuccio was President and Chief Executive Officer of Redback Networks Inc., a provider of advanced communications networking equipment, from August 2001 to January 2008, during which time it was acquired by Telefonaktiebolaget LM Ericsson, or Ericsson, in January 2007 and operated as a wholly-owned subsidiary of Ericsson. Mr. DeNuccio held various positions at Cisco Systems, Inc., a digital communications technology company, from 1995 to 2001, including Senior Vice President of Worldwide Service Provider Operations. Previously, Mr. DeNuccio was the founder, President and Chief Executive Officer of Bell Atlantic Network Integration Inc., a wholly-owned subsidiary of Bell Atlantic (now Verizon Communications). Mr. DeNuccio served as a director of Calix, Inc. since September 2012 until 2022, and serves on the board of directors of Marathon Digital Holdings, Inc., beginning in January 2021. Mr. DeNuccio previously served as a director of Sandisk Corporation from August 2009 to February 2014, Metaswitch Networks from December 2008 to February 2014 and Violin Memory from February 2014 to April 2017.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, management, and operational and technological expertise gained through experience as a senior executive at companies in the technology and networking industries, including as chief executive officer of networking companies

•
Public company governance experience as a member of the boards of directors and board committees of other public technology companies

 Proposals to be Voted On

JAMES DOLCE Director since 2015 Age 61	STEVEN FERNANDEZ Director since 2022 Age 49
COMMITTEES Compensation	COMMITTEES N&CG
Other Current Public Company Boards: None	Other Current Public Company Boards: None

CURRENT AND PAST POSITIONS
Mr. Dolce has served as the Chief Executive Officer and a director at Lookout, Inc., a mobile security software company, since March 2014. Prior to joining Lookout, Inc., Mr. Dolce was the Vice President of carrier market development at Akamai Technologies, Inc. (“Akamai”), a content delivery network and cloud services provider, from December 2012 until February 2014, and prior to that, he was the Founder and Chief Executive Officer at Verivue, Inc. (“Verivue”), a provider of digital content delivery solutions, which was acquired by Akamai, from 2006 until December 2012. Prior to Verivue, Mr. Dolce served as Executive Vice President of worldwide field operations at Juniper Networks from 2002 to 2006, where he led Juniper Networks’ global sales, marketing and customer service efforts. Mr. Dolce joined Juniper Networks through its acquisition of Unisphere Networks, Inc., a networking equipment manufacturer, where he served as Chief Executive Officer from 1999 to 2002. Mr. Dolce served on the board of directors of Infinera Corporation from May 2014 until January 2016. Mr. Dolce has served on the board of directors of Lookout, Inc. since March 2014.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, management, and operational and technological expertise gained through experience as a senior executive at companies in the technology and networking industries, including as chief executive officer of technology companies

•
In-depth knowledge of Juniper Networks’ customers and industry due to his prior executive experience at Juniper Networks

•
Public company governance experience as a member of the boards of directors and board committees of other public technology companies

•
Expertise in cybersecurity

CURRENT AND PAST POSITIONS
Mr. Fernandez most recently served as the Chief Information Officer of NCR Voyix, a global provider of digital commerce solutions, from October 2023 to April 2024. He was Chief Transformation Officer of NCR Corporation, an enterprise software, consulting, and technology provider, November 2022 to October 2023. Previously, he served as Global Chief Technology Officer of American International Group, Inc., an insurance company, from July 2020 to August 2022, as the Global Chief Technology Officer of L’Oréal S.A., a personal care company, from August 2016 to July 2020, as Chief Information Officer of Conisus LLC, a provider of strategic medical communications services, from August 2015 to August 2016 and Chief Technology Officer, Bottling Investment Group at The Coca-Cola Company, a multinational beverage company, from November 2011 to August 2015. Prior to joining The Coca-Cola Company, Mr. Fernandez was employed by General Electric, a multinational conglomerate, where he served as the Chief Data Architect, Energy from June 2010 to October 2011 and Chief Technology Officer, Nuclear from January 2007 to June 2010. He also served as a Manager at Ford Motor Company, a car manufacturer, from January 1996 to December 2006.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, management, and operational and technological expertise gained through experience as a technology executive at companies in the consumer and business products industry, including as chief technology officer

•
Expertise in cybersecurity

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   21

CHRISTINE GORJANC Director since 2019 Age 67	JANET HAUGEN Director since 2019 Age 65
Lead Independent Director
COMMITTEES Audit	COMMITTEES Audit (Chair)
Other Current Public Company Boards: Invitae Corporation, Shapeways Holdings, Inc.	Other Current Public Company Boards: Bentley Systems, Incorporated; NCR Voyix Corporation

CURRENT AND PAST POSITIONS
Ms. Gorjanc served as the Chief Financial Officer for Arlo Technologies, Inc. (“Arlo”), an intelligent cloud infrastructure and mobile app platform company, from August 2018 to June 2020. Prior to her role with Arlo, she served as the Chief Financial Officer of NETGEAR, Inc., a provider of networking products and services, since January 2008, where she previously served as Chief Accounting Officer from December 2006 to January 2008 and Vice President, Finance from November 2005 to December 2006. Prior to joining NETGEAR, Inc., Ms. Gorjanc served in a number of roles including as the VP, Controller, Treasurer, and Assistant Secretary of Aspect Communications Corporation, a provider of workforce and customer management solutions, from September 1996 through November 2005. Ms. Gorjanc served as the Manager of Tax for Tandem Computers, Inc., a provider of fault-tolerant computer systems, from October 1988 through September 1996. Prior to that, Ms. Gorjanc served in management positions at Xidex Corporation, a manufacturer of storage devices, and spent eight years in public accounting. Ms. Gorjanc has served on the board of directors and as chairman of the audit committee of Invitae Corporation, a genetic testing and services company, since November 2015, is currently on the compensation committee and served as interim CFO from July to August 2023. She has served on the board of directors and as chair of the audit committee of Shapeways Holdings, Inc., a publicly traded digital manufacturing company, since May 2023. She served on the board of directors, as Chair of the audit committee and member of the compensation committee of Zymergen Inc. from March 2021 to October 2022 when it was acquired. Ms. Gorjanc served as chair of the Audit Committee of the board of Carbon Health, a private healthcare company from September 2021 through December 2023.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, management and financial expertise gained through service as a chief financial officer as well as broad industry knowledge gained as a senior executive of rapidly-growing international technology companies operating in the intelligent cloud, networking products and services industries

•
Experience in operations, supply chain and information technology

•
Public company governance experience as a member of the board of directors and audit committee of other public technology and healthcare companies

•
National Association of Corporate Directors (NACD) Directorship Certified™

•
Audit Committee Financial Expert

CURRENT AND PAST POSITIONS
Ms. Haugen served as the Senior Vice President and Chief Financial Officer of Unisys Corporation (“Unisys”), a global information technology company, from April 2000 to November 2016. She also held positions as Vice President, Controller and Acting Chief Financial Officer of Unisys between April 1996 and April 2000. Prior to joining Unisys, she was an audit partner at Ernst & Young (“EY”) from 1993 to 1996, after serving in positions of increasing responsibility at EY from 1980 to 1993. Ms. Haugen has served on the board of directors, lead independent director and as a member of the compensation committee, nomination committee and the audit committee of Bentley Systems, Incorporated, an infrastructure software development company, since September 2020 and on the board of directors and as chair of the audit committee of CentralSquare Technologies, an IT consulting company, since March 2022. She also served on the board of directors, as audit committee chair and a member of the compensation committee of Paycom Software, Inc., a provider of comprehensive, cloud-based human capital management software, from February 2018 to October 2021 and on the board of directors and as the chair of the audit committee of SunGard Data Systems Inc. from 2002 to 2005. Ms. Haugen was named to the board and audit and compensation committees of NCR Voyix in October 2023.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, management and financial expertise gained through service as a chief financial officer as well as broad industry knowledge gained as a senior executive of a global technology company and as an audit partner with a public accounting firm

•
Public company governance experience as a member of the boards of directors, compensation committee, and audit committee of other public technology companies

•
National Association of Corporate Directors (NACD) Directorship Certified™

•
Audit Committee Financial Expert

 Proposals to be Voted On

SCOTT KRIENS Director since 1996 Age 66	RAHUL MERCHANT Director since 2015 Age 67
Chairman of the Board	COMMITTEES Audit
Other Current Public Company Boards: None	Other Current Public Company Boards: Kyndryl Holdings, Inc.

CURRENT AND PAST POSITIONS
Mr. Kriens has served as Chairman of the Board of Directors of Juniper Networks since October 1996, Chief Executive Officer of Juniper Networks from October 1996 to September 2008 and an employee of Juniper Networks through April 2011. From April 1986 to January 1996, Mr. Kriens served as Vice President of Sales and Vice President of Operations at StrataCom, Inc., a telecommunications equipment company, which he co-founded in 1986. Mr. Kriens also served on the board of directors of Equinix, Inc. from July 2000 to June 2020.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Extensive understanding of the networking industry in general with a highly informed perspective on our business due to Mr. Kriens’ service as the former Chief Executive Officer of Juniper Networks

•
Insight into the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view, due to Mr. Kriens’ experience with the Company from its early stages

•
Deep understanding of the operation of other boards of directors gained through his experience serving on the board of directors and board committees of other public technology companies contributes to his role as Chairman

CURRENT AND PAST POSITIONS
Mr. Merchant most recently served as Senior Executive Vice President and Head of Client Services & Technology of TIAA-CREF, a leading financial services provider, from March 2017 to March 2022. Previously, Mr. Merchant served as Senior Executive Vice President and Chief Information Officer of TIAA-CREF from January 2017 to March 2017 and as Executive Vice President and Chief Information Officer of TIAA-CREF from April 2015 to January 2017. Prior to joining TIAA-CREF, he was the Chief Information and Innovation Officer for the City of New York from April 2012 to February 2014. From 2009 to April 2012, Mr. Merchant was a partner at Exigen Capital, a private equity firm based in New York City. From 2006 until 2008, Mr. Merchant was Executive Vice President, Chief Information Officer and member of the Executive Committee at Fannie Mae. He also served as Senior Vice President, Chief Information Officer and Chief Technology Officer at Merrill Lynch & Co. from 2000 to 2006. Mr. Merchant has also held senior leadership positions at Cooper Neff and Associates, Lehman Brothers, Sanwa Financial Products and Dresdner Bank. Mr. Merchant serves as a member of the board of directors of Kyndryl Holdings, Inc. since September 2021 and previously served as a member of the board of directors of Emulex Corporation, Level 3 Communications, Inc., Sun Microsystems, Inc, and Fair Isaac Corporation.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, management, operational and technological expertise, as well as a detailed knowledge of Juniper Networks’ customers and industry gained through experience as a senior technology executive at many companies in the financial industry and in the public sector

•
Insight and experience related to information technology, cybersecurity best practices and the relationship between information security programs and broader business goals and objectives due to his role as a chief information officer

•
Public company governance experience based on his prior service on the board of directors and board committees of other public technology companies

•
Expertise in cybersecurity

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   23

RAMI RAHIM Director since 2014 Age 53	WILLIAM STENSRUD Director since 1996 Age 73
Chief Executive Officer	COMMITTEES N&CG (Chair)
Other Current Public Company Boards: Autodesk, Inc.	Other Current Public Company Boards: None

CURRENT AND PAST POSITIONS
Mr. Rahim joined Juniper Networks in January 1997 and was appointed as Chief Executive Officer of the Company in November 2014. Previously, Mr. Rahim served as Executive Vice President and General Manager, Juniper Development and Innovation, responsible for driving innovation across the Company through the oversight of all research and development programs, strategy, development, and business growth across the portfolio of routing, switching, and security. He has also overseen the ongoing evolution of silicon technology and the Junos operating system. In addition, Mr. Rahim has served at Juniper Networks in a number of roles, including Executive Vice President, Platform Systems Division, Senior Vice President and General Manager, Edge and Aggregation Business Unit, and Vice President, Product Management for the Edge and Aggregation Business Unit. Prior to that, Mr. Rahim spent the majority of his time at the Company in the development organization where he helped with the architecture, design and implementation of many Juniper Networks’ core, edge, and carrier Ethernet products. Mr. Rahim joined the board of directors of Autodesk, Inc. in August 2022 and serves on the compensation committee.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Extensive knowledge and understanding of the Company and its industry due to Mr. Rahim’s day-to-day involvement in the Company’s business as Chief Executive Officer

•
Insight and information related to the Company’s strategy, financial condition, operations, competitive position and business

•
In-depth industry and business experience in building and operating complex networks and a detailed knowledge of Juniper Networks’ customers and industry gained through his prior experience in a number of management and senior executive roles at Juniper Networks

•
Insight into the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view due to his experience with Juniper Networks from its early stages

•
Expertise in cybersecurity

CURRENT AND PAST POSITIONS
Mr. Stensrud has served as a Partner of the SwitchCase Group, a consulting company, since January 2011, the Chairman of InstantEncore.com, a provider of web and mobile technology to the performing arts, since January 2006, and Chairman and Principal at Interactive Fitness Holdings, a designer and manufacturer of virtual stationary bicycles, since November 2009. From January 2007 to March 2007, he served as Chairman and Chief Executive Officer of Muze, Inc., a provider of business-to-business digital commerce solutions and descriptive entertainment media information. Prior to that, Mr. Stensrud was a general partner at Enterprise Partners, a venture capital firm, from January 1997 to December 2006 and an independent investor and turn-around executive from March 1996 to January 1997. During this period, Mr. Stensrud served as President of Paradyne Corporation and as a director of Paradyne Corporation, Paradyne Partners LLP and GlobeSpan Corporation, Inc. (acquired by Conexant, Inc.), all data networking companies. From January 1992 to July 1995, Mr. Stensrud served as President and Chief Executive Officer of Primary Access Corporation, a data networking company acquired by 3Com Corporation. From 1986 to 1992, Mr. Stensrud served as the Marketing Vice President of StrataCom, which he co-founded.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
In-depth experience in venture capital and in the management of a wide variety of technology companies due to exposure to a broad range of issues affecting businesses, including a number of businesses in the technology and data networking industries, including service as a chief executive officer of networking companies

•
Management experience with knowledge and perspective on the Company’s daily operating challenges gained from experience as an operating executive in the telecommunications and data networking industries

•
Strategic analytical skills gained by focusing on improving various aspects of businesses, including operations, strategies, and financial performance

•
Public company governance experience as a member of the boards of directors and board committees of other public technology companies

 Proposals to be Voted On

Skills, Attributes, and Experience of Director Nominees

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   25

Proposal No. 2
Ratification of Appointment of Independent Registered
Public Accounting Firm
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm. The Audit Committee has appointed Ernst & Young LLP, or EY, as our independent registered public accounting firm for the fiscal year ending December 31, 2024. EY has served as our independent registered public accounting firm since 1996, and EY’s current lead audit partner was selected in 2021.
The Audit Committee periodically considers whether there should be a rotation of independent registered public accounting firms because the Audit Committee believes it is important for our independent registered public accounting firm to maintain independence and objectivity. The Audit Committee annually reviews EY’s qualifications, performance, independence, and fees in making its decision to engage EY and discusses the overall scope and plans for the annual audit with EY. The focus of this review process is to select and retain the most qualified firm to perform the annual audit. During the review and selection process, the Audit Committee considers a number of factors including:
•
Recent and historical audit performance, including the results of a management survey concerning EY’s service;

•
The relevant experience, expertise, and capabilities of EY and the audit engagement team in relation to the nature and complexity of our business;

•
A review of the firm’s independence and internal quality controls;

•
Any legal or regulatory proceedings that raise concerns about EY’s qualifications or ability to continue to serve as our independent auditor, including reports, findings, and recommendations of the Public Accounting Oversight Board;

•
The appropriateness of EY’s fees for audit and non-audit services; and

•
The length of time that EY has served as our independent auditor, the benefits of maintaining a long-term relationship and controls and policies for ensuring that EY remains independent.

In accordance with SEC rules and Company policies, our lead audit partner is limited to a maximum of 5 years of service in that capacity. In order to select the lead engagement partner, management meets with each candidate for the role and then reviews and discusses the candidates. Based on recommendations from management and the chair, the full committee reviews and approves the lead engagement partner.
During fiscal 2023, EY provided certain tax and audit related services. See the “Principal Accountant Fees and Services” section of this proxy statement.
Based on their review, the members of the Audit Committee and the Board believe that the continued retention of EY to serve as our independent registered public accounting firm is in the best interests of the Company and our stockholders.
Representatives of EY are expected to attend the annual meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.
Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise, the Board is submitting the appointment of EY to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If the appointment is not ratified, the Audit Committee will consider whether it should select another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.
Recommendation
Our Board unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as Juniper Networks’ independent registered public accounting firm for the fiscal year ending December 31, 2024.

Principal Accountant Fees and Services
The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, to serve as Juniper Networks’ auditors for the fiscal year ending December 31, 2024.
Fees Incurred by Juniper Networks for Ernst & Young LLP
Fees for professional services billed or to be billed by the Company’s independent registered public accounting firm in each of the last two years were approximately:
	2023	2022
Audit Fees	$7,033,100	$6,774,550
Audit-Related Fees	$393,885	$177,700
Tax Fees	$731,739	$779,606
All Other Fees	$0	$0
Total	$8,158,724	$7,731,856
Audit Fees include professional services fees in connection with the audit of the Company’s annual financial statements, the review of our quarterly financial statements, and the issuance of a comfort letter and consents, and audit services provided in connection with other statutory or regulatory filings.
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, and are not reported under “Audit Fees”. These services include accounting consultations in connection with transactions, attest services that are required by statute or regulation, and consultations concerning financial accounting and reporting standards.
Tax Fees are for professional services rendered for tax compliance, tax advice or tax planning.
All Other Fees, which include fees for products and services other than those described above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees,” for the years ended December 31, 2023 and December 31, 2022, were zero.
Audit Committee’s Pre-Approval Policy and Procedures
Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee’s charter gives the Audit Committee the power to delegate to one or more members of the Audit Committee the authority to pre-approve permissible non-audit services. The Audit Committee pre-approved all services performed by the Company’s independent registered public accounting firm in 2023 and 2022.
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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   27

Report of the Audit Committee of the Board of Directors
The following Audit Committee Report shall not be deemed to be “soliciting material” and should not be deemed “filed” and shall not be deemed to be incorporated by reference in future filings with the SEC, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Audit Committee is composed entirely of non-employee directors. The members of the Audit Committee meet the independence and financial literacy requirements of the NYSE and additional, heightened independence criteria applicable to members of the Audit Committee under SEC and NYSE rules. The Audit Committee operates under a written charter, which contains a description of the scope of the Audit Committee’s responsibilities and how they will be carried out, which may be found on the Company’s website at http://investor.juniper.net/investor-relations/corporate-governance/default.aspx.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including establishing and maintaining adequate internal controls over the Company’s financial reporting. The independent registered public accounting firm of Ernst & Young LLP, or EY, reports to the Audit Committee, and EY is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with generally accepted auditing standards in the United States. The Audit Committee discussed the overall scope and plans for the annual audit with EY.
The Audit Committee meets regularly with EY, with and without management present, to discuss the results of EY’s examinations, evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held 8 meetings during fiscal 2023.
In this context, the Audit Committee hereby reports as follows:
1.
The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2023 with the Company’s management.

2.
The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

3.
The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed its independence with the Company’s independent registered public accounting firm.

4.
Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board that the Company’s audited financial statements for the fiscal year ended December 31, 2023 be included in Juniper Networks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE
Janet Haugen (Chair)
Christine Gorjanc
Rahul Merchant

Proposal No. 3
Non-Binding Advisory Vote on Executive Compensation
This proposal, commonly known as a “Say-on-Pay” proposal, provides our stockholders with the opportunity to cast a vote, on an advisory basis, on the compensation of the executive officers named in the “Summary Compensation Table” below, who we refer to as our “named executive officers” or “NEOs,” pursuant to Section 14A of the Exchange Act. For more detail on the compensation of our NEOs, please see the section entitled “Executive Compensation,” including the “Compensation Discussion and Analysis” and the compensation tables included in this proxy statement.
The Company’s current policy is to hold a Say-on-Pay vote each year, and we ordinarily would expect to hold another advisory vote with respect to executive compensation at the 2025 annual meeting of stockholders. However, in light of the HPE Merger, such Say-on-Pay vote will likely be held only if the merger has not closed within one year after the 2024 annual meeting.
As described in detail in the “Compensation Discussion and Analysis” section of this proxy statement, we design our executive compensation program to implement our core objectives of (i) providing competitive pay, (ii) paying for performance, and (iii) aligning management’s interests with the interests of our long-term stockholders. We believe that compensation in 2023 for our Chief Executive Officer and our other NEOs is well aligned with the Company’s performance and the interests of our stockholders and reflects our objective to link pay with performance for our NEOs.
As this is an advisory vote, the result will not be binding; however, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by our stockholders and will take the outcome of the vote under advisement in evaluating our executive compensation principles, design and practices.
Recommendation
Our Board believes that the Company’s executive compensation program uses appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board of Directors recommends that you vote “FOR” the following resolution:
“RESOLVED, that Juniper Networks, Inc. stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis section, the Summary Compensation Table for FY23, and the other related tables and disclosure.”

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   29

Proposal No. 4
Approval of the Amendment and Restatement of the Juniper Networks, Inc.
2015 Equity Incentive Plan
Our Board approved, upon the recommendation of the Compensation Committee, the amendment and restatement of Juniper Network, Inc.’s 2015 Equity Incentive Plan (the “2015 Plan,” with the amendment and restatement referred to as the “Amended 2015 Plan”), on February 13, 2024, subject to approval by our stockholders. The 2015 Plan allows us to grant equity awards to our employees including our officers, consultants, and directors. We are asking our stockholders to approve the Amended 2015 Plan to, among other things, increase the number of shares of common stock reserved for issuance under the 2015 Plan by 7,000,000 shares and eliminate the term of the 2015 Plan.
The approval of the Amended 2015 Plan by our stockholders is important because the number of shares currently authorized for issuance under our 2015 Plan is not expected to be sufficient to meet our needs over the next year. If our stockholders do not approve this proposal, then the Amended 2015 Plan, including an increase in the number of shares available for issuance and the other amendments described in this proposal, will not become effective.
Reasons to Approve the Amended 2015 Plan
The Board recommends a vote in favor of the Amended 2015 Plan because the Board believes the Amended 2015 Plan is in the best interests of the Company and our stockholders for the following reasons:
•
Aligns non-employee director, employee, and stockholder interests. We currently provide RSUs to a broad based group of our employee population as well as our non-employee directors. We also provide a range of long-term incentives with service- and performance-based vesting conditions to our executive officers. We believe that our stock-based compensation programs, along with our stock ownership guidelines for our non-employee directors and executives, help align the interests of our non-employee directors, executives and employees with the interests of our stockholders by giving our non-employee directors, executives, and employees a sense of ownership and long-term personal involvement in and accountability for the development and financial success of the Company. We believe that our long-term stock-based incentives help promote long-term retention of our employees and encourage significant ownership of our common stock. If the Amended 2015 Plan is approved, we will be able to continue to use equity to align the interests of our non-employee directors, executives, and employees with the interests of our stockholders.

•
Attracts and retains talent. Talented, motivated, and effective executives and employees are essential to executing our business strategies and propelling our business forward. Stock-based compensation has been a critical component of total compensation at the Company for many years because this type of compensation enables the Company to effectively recruit and retain outstanding executives and other employees in a competitive market for talent while encouraging them to act and think like owners of the Company. If the Amended 2015 Plan is approved, we believe we will maintain our ability to offer competitive compensation packages to both retain our best performers and attract new talent.

•
Supports our pay-for-performance philosophy. A significant portion of total compensation for our executives is equity-based incentive compensation tied to the achievement of our business results and our stock price performance. We use incentive compensation to help reinforce desired business results to our executives and to motivate them to make decisions to produce those results. If the Amended 2015 Plan is approved, it will continue to support our pay-for-performance philosophy.

•
Avoids disruption in our compensation programs and mitigates the need for significant cash compensation. We consider equity compensation to be a vital element of our employee compensation program. We believe that, if stockholders approve the Amended 2015 Plan, the additional shares reserved under the Amended 2015 Plan will be sufficient to enable us to grant stock awards under the 2015 Plan for approximately the next year, based on historical grant and forfeiture levels, the recent market prices of Juniper shares, and the anticipated use of stock awards as an incentive and retention tool. If the Amended 2015 Plan is not approved, we would need to replace components of compensation previously awarded in equity with cash or with other instruments that may not necessarily support our goals of strengthening longer-term retention and aligning employee interests with those of our stockholders. Additionally, replacing equity with cash would increase our cash compensation expense and significantly deplete cash that could be better utilized towards other strategic purposes or returned to stockholders.
•
Balances appropriately our need to attract and retain talent with stockholder interests regarding dilution. We recognize the dilutive impact of our equity compensation programs on our stockholders, and we continuously strive to balance this concern with the competition for talent, competitive compensation practices, and the need to attract and retain talent. As described in more detail below under the heading “Background,” we believe the Amended 2015 Plan is not excessively dilutive to our stockholders given our overhang and that our three-year average annual gross burn rate (excluding stock awards assumed in acquisitions) is 2.74% and our three-year average net burn rate (excluding stock awards assumed in acquisitions) is 2.13%.

•
Protects stockholder interests and embraces sound stock-based compensation practices. As described in more detail below under the heading “Background,” the Amended 2015 Plan includes a number of features that are consistent with the interests of our stockholders (and their advisors) and sound corporate governance practices.

We are proposing to (i) remove the term of the Amended 2015 Plan, to avoid the need to amend the Amended 2015 Plan in the future solely to extend its term, and (ii) provide that no incentive stock options may be granted after February 14, 2034 without further stockholder approval in connection with the removal of the term of the Amended 2015 Plan.
Summary of Sound Governance Features of the Amended 2015 Plan
Current features of our 2015 Plan include:
•
No Repricing or Buyout of Underwater Options or Stock Appreciation Rights. Prohibits stock option and stock appreciation right repricing or other exchanges for cash or equity compensation without stockholder consent.

•
No Discounted Options and Stock Appreciation Rights. Requires stock options and stock appreciation rights to be granted with an exercise price equal to at least the fair market value of our common stock on the date of the award is granted.

•
Minimum Vesting Period. Requires awards to have a minimum vesting of at least one year from the date of grant, subject to certain limited exceptions.

•
No Evergreen Provision. Avoids the use of “evergreen” share reserve increases and instead requires stockholder approval to increase the share reserve.

•
No Liberal Share Counting. Prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or stock appreciation right or to satisfy tax withholding requirements.

•
Enhanced Award Flexibility. Enhances flexibility through the ability to use restricted stock, RSUs, performance shares or deferred stock units in lieu of or in addition to stock options to reduce the total number of our shares necessary to grant competitive equity awards.

•
Awards Subject to Clawback. Awards under the 2015 Plan may be subject to recoupment under certain circumstances.

Background
While the use of long-term incentives in the form of equity awards is an important part of our compensation program, we recognize that stock awards dilute existing stockholders and are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. Our Compensation Committee regularly reviews our long-term incentive compensation program to ensure that we balance our employee compensation objectives with our stockholders’ interest in limiting dilution from stock awards.
The following table sets forth information regarding outstanding grants as of April 8, 2024 under the Company’s equity compensation plans, which include the following: (i) equity awards granted under our 2015 Plan and (ii) assumed or substituted equity awards in connection with an acquisition. We do not have any grants outstanding under any other equity plan. As of April 8, 2024, we had 324,885,645 shares of common stock issued and outstanding. The market

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   31

value of one share of our common stock on April 8, 2024, as determined based on the closing price per share of our common stock as reported on the NYSE was $37.13.
Equity Plan	Stock Options (# of shares)	Weighted-Average Exercise Price Per Share ($)	Weighted-Average Remaining Contractual Term (In Yrs)	Full Value Awards (# of shares)(1)	Shares Available for Future Grant (# of shares)
2015 Plan	275,219	$34.32	4.87	15,549,529	1,230,616
Assumed Awards(2)	219,154	$5.32	4.67	446,647	—
Total	494,373	$21.46	N/A	15,996,176	1,230,616

(1)
RSUs and Performance Share Awards are referred to as “Full Value Awards.” The maximum number of shares issuable pursuant to certain Performance Share Awards equals 200% of target. The number of Performance Share Awards included in the above table (i) includes “banked” shares for periods where performance has been determined and (ii) assumes performance at target for periods where the performance has not been determined.

(2)
“Assumed Awards” refers to equity awards assumed or substituted for Juniper Networks equity awards in connection with an acquisition.

The Compensation Committee also regularly reviews our historical equity award granting practices, including our share usage rate (commonly referred to as “burn rate”) and equity overhang activity. The following table provides detailed information regarding our burn rate and equity overhang activity (based on total potential award shares) for the last three fiscal years. The effects of our stock repurchase program are included in these calculations.
	Fiscal 2023	Fiscal 2022	Fiscal 2021
Gross Burn Rate(1)	2.70%	2.72%	2.80%
Net Burn Rate(2)	2.34%	1.98%	2.06%
Equity Overhang(3)	6.22%	6.21%	8.42%

(1)
Gross Burn Rate is calculated as (a) the number of new stock awards granted under the 2015 Plan (excluding stock awards assumed in acquisitions), divided by (b) the weighted average common shares outstanding of the Company for the fiscal year.

(2)
Net Burn Rate is calculated as (a) the number of new stock awards granted under the 2015 Plan (excluding stock awards assumed in acquisitions), net of stock awards cancelled and forfeited under the 2015 Plan, divided by (b) the weighted average common shares outstanding of the Company for the fiscal year.

(3)
Equity Overhang is calculated as (a) the number of shares subject to outstanding stock awards (including stock awards assumed in acquisitions) plus the number of shares available for grant under the 2015 Plan, divided by (b) the number of shares subject to outstanding stock awards (including stock awards assumed in acquisitions), plus the number of shares available for grant under the 2015 Plan, plus the weighted average common shares outstanding of the Company for the fiscal year.

The table below shows the number of options and full value awards granted under the 2015 Plan in each of the last three years as well as the number of performance-based awards that were earned each year.
Fiscal Year	Option Awards Granted	Total Full-Value Awards Granted	Time Based Full-Value Awards Granted	Performance Based Full-Value Awards Granted(1)	Performance Based Full-Value Awards Earned(2)(3)
2023	0	8,640,954	7,789,350	851,604	811,367
2022	275,219	8,475,298	7,752,710	722,588	841,751
2021	0	9,083,323	8,179,553	903,770	613,634

(1)
Performance based full-value awards granted at target achievement levels.

(2)
Earned performance based full-value awards reflects the number of performance based awards that were earned during the applicable year.

(3)
Earned performance based full-value awards include PSAs banked as well as bonus equity earned during the performance period.

Description of the Amended 2015 Plan
The material features of the Amended 2015 Plan are summarized below. This summary does not purport to be a complete description of all the provisions of Amended 2015 Plan, and this summary is qualified in its entirety by reference to the text of the Amended 2015 Plan. A complete copy of the proposed Amended 2015 Plan is attached to this proxy statement as Annex A.
ELIGIBILITY; LIMITATIONS. Options, stock appreciation rights, performance shares, performance units, restricted stock, RSUs, deferred stock units, and dividend equivalents may be granted under the Amended 2015 Plan. Options granted under the Amended 2015 Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code (“Code”), or non-statutory stock options. Incentive stock options may be granted only to employees of the Company or any subsidiary of the Company. Other awards may be granted under the Amended 2015 Plan to any employee, consultant or non-employee director of the Company, any parent or subsidiary of the Company or other entity under common control with the Company. Non-employee directors, however, may only be granted RSUs under the

Amended 2015 Plan, and these are made pursuant to an automatic, non-discretionary formula. Otherwise, the Amended 2015 Plan administrator, in its discretion, selects the persons to whom awards may be granted, and except for dividend equivalents, the number of shares subject to each such grant. The Amended 2015 Plan provides that no person(s) may be granted, in any fiscal year of the Company: (i) options or stock appreciation rights to purchase more than 4,000,000 shares of the Company’s common stock in such person’s first fiscal year of service with the Company and more than 2,000,000 shares of the Company’s common stock in any other fiscal year of service; (ii) performance shares, RSUs, restricted stock or deferred stock units to more than 2,000,000 shares of the Company’s common stock in such person’s first fiscal year of service with the Company and more than 1,000,000 shares of the Company’s common stock in any other fiscal year of service; and (iii) performance units having an initial value more than $4,000,000 in such person’s first fiscal year of service with the Company and more than $2,000,000 in any other fiscal year of service. As of April 8, 2024, the Company had 9 non-employee directors, approximately 11,176 employees, which included 5 executive officers and 3,126 consultants who may be eligible for awards under the Amended 2015 Plan.
SHARES AVAILABLE FOR ISSUANCE. Currently, under the 2015 Plan, a maximum of 105,200,000 shares of common stock are reserved for issuance. Subject to approval by our stockholders, we are requesting that the maximum number of shares reserved for issuance under the Amended 2015 Plan be increased by 7,000,000 shares.
ADMINISTRATION. The Amended 2015 Plan may generally be administered by the Board or a committee appointed by the Board (as applicable, the “Administrator”). The Board has authorized the Compensation Committee of the Board to approve awards and grants to Section 16 reporting executive officers. The Compensation Committee is composed entirely of independent non-employee directors. The Board has authorized the Stock Committee to approve awards and grants to employees and consultants, other than the senior leaders who report directly to our Chief Executive Officer or any other Section 16 reporting executive officers, subject to certain limitations. The Stock Committee is composed of the Chief Executive Officer and the Chief Financial Officer.
MINIMUM VESTING OF AWARDS. Subject to certain exceptions, awards will not vest earlier (except if accelerated pursuant to a change of control or similar transaction, due to death or due to disability) than the one (1) year anniversary of the grant date.
OPTION TERMS AND CONDITIONS. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:
•
EXERCISE PRICE. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an option may not be less than 100% of the fair market value of our common stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of our common stock on the date such option is granted. The fair market value of our common stock is determined with reference to the closing sale price for our common stock (or the closing bid if no sales were reported) on the date the option is granted.

•
EXERCISE OF OPTION; FORM OF CONSIDERATION. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The Amended 2015 Plan permits payment to be made by cash, check, other shares of our common stock, cashless exercises, or any other form of consideration permitted by applicable law, or any combination thereof.

•
TERM OF OPTION. Options granted under the Amended 2015 Plan will expire seven (7) years from the date of grant. However, the Amended 2015 Plan allows an option to be granted with a shorter term determined by the Administrator and in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

•
EXPIRATION. Options will expire upon the date determined by the Administrator. Generally, if the optionee’s employment or status as a service provider terminates for any reason other than death or permanent total disability, then options may be exercised no later than ninety (90) days after such termination and may be exercised only to the extent the option was exercisable on the termination date. If an optionee’s employment or status as a service provider terminates as a result of the optionee’s death or permanent total disability, then all options held by such optionee under the Amended 2015 Plan may be exercised within twelve (12) months or as may be provided in the option agreement, but only to the extent the options would have been exercisable at the date of death or permanent total disability.

•
OTHER PROVISIONS. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Amended 2015 Plan as may be determined by the Administrator.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   33

STOCK APPRECIATION RIGHTS. Stock appreciation rights are exercisable in whole or in part at such times as the Administrator specifies in the grant or agreement. However, the term of a stock appreciation right may be no more than seven (7) years from the date of grant. The Company’s obligations arising upon the exercise of a stock appreciation right may be paid in cash or our common stock, or any combination of the same, as the Administrator may determine. We expect, however, that most stock appreciation rights that we grant will provide that they may only be settled in shares of our common stock. Shares issued upon the exercise of a stock appreciation right are valued at their fair market value as of the date of exercise.
RESTRICTED STOCK. Subject to the terms and conditions of the Amended 2015 Plan, restricted stock may be granted to participants at any time and from time to time at the discretion of the Administrator. Subject to the annual share limit and vesting limitations set forth above, the Administrator shall have complete discretion to determine (i) the number of shares subject to a restricted stock award granted to any participant, and (ii) the conditions for grant or for vesting that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component. Each restricted stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator shall determine. Any dividend awarded with respect to restricted shares will vest only if, when and to the extent such share vests. Dividends payable with respect to shares that do not vest will be forfeited.
RESTRICTED STOCK UNITS. Restricted stock units (“RSUs”) are awards that obligate the Company to deliver shares of our common stock to the participant as specified on each vesting date. Subject to the annual share limit and vesting limitations set forth above, the Administrator has complete discretion to determine (i) the number of shares subject to a RSU award granted to any participant, and (ii) the conditions for grant or for vesting that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component. Until shares are issued, a RSU holder is not entitled to vote or receive dividends, although the Administrator has discretion under the Amended 2015 Plan to award dividend equivalent rights.
PERFORMANCE SHARES. Performance shares are also awards that obligate the Company to deliver shares of our common stock to the participant as specified on each vesting date. Performance shares may be granted to employees and consultants at any time and from time to time as determined at the discretion of the Administrator. Subject to the annual share limit and vesting limitations set forth above, the Administrator has complete discretion to determine (i) the number of shares of common stock subject to a performance share award granted to any service provider and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component.
PERFORMANCE UNITS. Performance units are similar to performance shares, except that they are settled in cash that is equivalent to the fair market value of the underlying shares, determined as of the vesting date. Subject to the terms and conditions of the Amended 2015 Plan, performance units may be granted to participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of performance units. Performance units shall be granted in the form of units to acquire shares. Each such unit shall be the cash equivalent of one share of our common stock. No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to performance units or the cash payable under such units.
DEFERRED STOCK UNITS. Deferred stock units consist of restricted stock, RSUs, performance shares or performance unit awards that the Administrator, in its sole discretion, permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator and applicable law, including Section 409A of the Code. Deferred stock units shall remain subject to the claims of the Company’s general creditors until distributed to the participant.
DIVIDEND EQUIVALENTS. A dividend equivalent is a credit, payable in cash or shares, awarded at the discretion of the Administrator, to the account of a participant in an amount equal to the cash dividends paid on one share for each share represented by an award. Any dividend equivalents awarded with respect to a share or a unit will vest only if, when and to the extent such share or unit vests. Dividend equivalents payable with respect to shares or units that do not vest will be forfeited.
PERFORMANCE GOALS. The Administrator may make performance goals applicable to a participant with respect to an award. At the Administrator’s discretion, one or more of the following performance goals may apply: (i) cash flow (including operating cash flow or free cash flow), (ii) cash position, (iii) revenue (on an absolute basis or adjusted for currency effects), (iv) revenue growth, (v) contribution margin, (vi) gross margin, (vii) operating margin (viii) operating expenses or operating expenses as a percentage of revenue, (ix) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), (x) earnings per share, (xi) operating income, (xii) net income, (xiii) stock price, (xiv) return on equity, (xv) total shareholder return, (xvi) growth in stockholder value relative to a specified publicly reported index (such as the S&P 500 Index), (xvii) return on capital, (xviii) return on assets or net assets, (xix) return on investment, (xx) economic value added, (xxi) operating profit or net operating profit, (xxii) operating margin, (xxiii) market share, (xxiv) contract awards or backlog, (xxv) overhead or other expense reduction, (xxvi) credit rating, (xxvii) objective customer indicators, (xxviii) new product invention or innovation, (xxix) attainment of research and development milestones, (xxx) improvements in productivity, (xxxi) attainment of objective operating goals, (xxxii) objective employee metrics, (xxxiii) environmental, social and governance goals, or (xxxiv) any other metric that the Administrator so designates, provided that such objectives do not result in adverse accounting, tax, reporting, or other consequences. The performance measures listed above may apply to either the Company as a whole or, except with respect to shareholder return metrics, a region, business unit, affiliate or business segment, or in certain select cases, on an individual basis, and measured either on an absolute basis or relative to a pre-established target, to a previous period’s results or to a designated comparison group, and, with respect to financial metrics, which may be determined in accordance with GAAP, in accordance with International Accounting Standards Board Principles (“IASB Principles”) or which may be adjusted when established to exclude or include any items otherwise includable or excludable under United States generally accepted accounting principles (“GAAP”) or under IASB Principles or any other objectively determinable items including, without limitation, (a) any extraordinary non-recurring items, (b) the effect of any merger, acquisition, or other business combination or divestiture, or (c) the effect of any changes in accounting principles affecting the Company’s or a business unit’s, region’s, affiliate’s or business segment’s reported results.
NO REPRICING. The Amended 2015 Plan prohibits (i) option or stock appreciation right re-pricings (including by way of exchange for another award) and (ii) the Company from paying cash or issuing new equity awards in exchange for the surrender and cancellation of any, or all, stock options or stock appreciation rights with an exercise price that is less than the current fair market value, in each case, unless stockholder approval is obtained.
NONTRANSFERABILITY OF AWARDS. Unless determined otherwise by the Administrator, an award granted under the Amended 2015 Plan is not transferable other than by will or the laws of descent and distribution, and may be exercised during the participant’s lifetime only by the participant. Further, in no event may any award be transferred for consideration to a third-party financial institution.
AUTOMATIC GRANTS TO OUTSIDE DIRECTORS. The Amended 2015 Plan provides that (i) at each of the Company’s annual stockholder meetings each non-employee director (an “Outside Director”) who is elected at (or whose term continues after) such meeting shall be automatically granted RSUs for a number of shares equal to the “Annual Value” (as defined below), rounded down to the nearest whole share, and (ii) each person who first becomes an Outside Director on a date other than the annual meeting of stockholders (including a director who has transitioned from an employee director to an Outside Director) shall automatically be granted on the date such person becomes an Outside Director, RSUs for a number of shares equal to a number determined by multiplying the “Annual Value” used for calculating the number of RSUs granted to Outside Directors at the annual stockholder meeting immediately preceding the date of such award by a fraction, the numerator of which is 365 minus the number of days between the last annual meeting date and the date the person first becomes an Outside Director, and the denominator of which is 365, rounded down to the nearest whole share. The “Annual Value” means the number equal to $245,000 divided by the average daily closing price over the 30 Trading Days preceding the date of grant.
Each award granted to Outside Directors will vest in full on the earlier of (A) the one year anniversary of the grant date, and (B) the day prior to the date of the Company’s next annual stockholder meeting, subject in either case to the participant continuously remaining a director through the vest date.
Notwithstanding the foregoing, the maximum value of (i) the grant date fair value of equity awards granted and (ii) cash fees paid to any Outside Director for their service as a director in a fiscal year, shall not exceed $1,000,000 in total value.
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Amended 2015 Plan, the number and class of shares of award outstanding under the Amended 2015 Plan, the fiscal year limits on the number of awards that any person may receive, the number of shares subject to automatic option grants to Outside Directors and the exercise price of any outstanding option or stock appreciation right.

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In the event of a liquidation or dissolution, the Administrator shall notify each participant prior to the effective date. The Administrator may, in its discretion, provide that each participant shall have the right to exercise all of their options and stock appreciation rights, as to all of the shares covered by the option or stock appreciation right, including as to those shares not otherwise exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any award shall lapse 100%, and that any award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.
MERGER OR CHANGE IN CONTROL. In the event of a merger of the Company with or into another corporation, or a Change in Control of the Company (as defined in the Amended 2015 Plan), each outstanding option and stock appreciation right shall be assumed, or an equivalent option or stock appreciation right will be granted in substitution by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option or stock appreciation right, the participant shall fully vest in and have the right to exercise the option or stock appreciation right as to all of the common stock covered by such award with any performance-based award vesting at target, including shares as to which he or she would not otherwise be vested or exercisable. If an option or stock appreciation right becomes fully vested and exercisable in lieu of assumption or substitution in such event, the Administrator will notify the participant that the option or stock appreciation right will become fully vested and exercisable for a period determined by the Administrator, and the option or stock appreciation right will terminate upon the expiration of such period.
In the event of a merger of the Company with or into another corporation, or a Change in Control of the Company, each outstanding restricted stock, RSU, performance share, performance unit, and deferred stock unit award (and any related dividend equivalent) shall be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the award, the participant shall fully vest in the award, including as to shares (or with respect to dividend equivalents and performance units, the cash equivalent thereof) which would not otherwise be vested with any performance-based award vesting at target.
OTHER POLICIES. The Amended 2015 Plan provides that each award may be subject to the terms and conditions of any other policy (and any amendments thereto) adopted by the Company from time to time, which may include any policy related to the vesting or transfer of equity awards.
TAX WITHHOLDING. Participants may satisfy the statutory tax withholding requirements arising in connection with the exercise, vesting or delivery of their awards pursuant to such methods as designated by the Administrator.
AMENDMENT AND TERMINATION OF THE AMENDED 2015 PLAN. The Board may amend, alter, suspend or terminate the Amended 2015 Plan, or any part thereof, at any time and for any reason. No such amendment by the Board or stockholders may materially and negatively alter or impair any award previously granted under the Amended 2015 Plan without the written consent of the participant. No incentive stock options may be granted after February 14, 2034 without further stockholder approval.
TERM OF THE AMENDED 2015 PLAN. The Amended 2015 Plan will not have an expiration date.
Federal Income Tax Consequences
INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon an optionee’s sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. The difference between the amount treated as ordinary income from such premature sale and the amount realized will be characterized as capital gain or loss.
NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

RESTRICTED STOCK. If at the time of purchase, restricted stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.
The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company.
STOCK APPRECIATION RIGHTS. No income will be recognized by a recipient in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the sum of the amount of cash received and the fair market value of any common stock received upon the exercise.
RESTRICTED STOCK UNITS AND PERFORMANCE SHARES. A participant will not have taxable income upon grant (unless, with respect to restricted stock, he or she elects to be taxed at that time). Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares or cash received minus any amount paid for the shares.
DIVIDEND EQUIVALENTS. A participant will recognize taxable income upon the payout of a dividend equivalent.
DEFERRED STOCK UNITS. Typically, a participant will recognize employment taxes upon the vesting of a deferred stock unit and income upon its delivery. The participant may be subject to additional taxation, interest and penalties if the deferred stock unit does not comply with Section 409A of the Code.
COMPANY TAX DEDUCTION. The Company generally will be entitled to a tax deduction in connection with an award under the Amended 2015 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the vesting of a restricted stock unit). Special rules limit the deductibility of compensation paid to certain executive officers.
SECTION 409A. Section 409A of the Code, or Section 409A, provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Amended 2015 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE AMENDED 2015 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND IT DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE MAY RESIDE.

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New Plan Benefits
Our named executive officers and directors have an interest in this proposal because they are eligible to participate in the Amended 2015 Plan. The Amended 2015 Plan does not provide for set benefits or amounts of awards, except with respect to non-employee directors. Pursuant to the term of the Amended 2015 Plan, each non-employee director will receive RSUs in an amount equal to the “Annual Value” (as described above under the heading “Description of the Amended 2015 Plan”), or a fraction thereof with respect to individuals who become non-employee directors after an annual stockholders meeting. In addition, the Company cannot currently determine the aggregate benefit or number of shares subject to awards that may be granted in the future to non-employee directors under the Amended 2015 Plan because the aggregate benefit and number of shares depends on the aggregate number of non-employee directors and when individuals join the Board and the “Annual Value” depends on the future stock price of our common stock. There are no awards to executive officers or employees that are conditioned on stockholder approval of the Amended 2015 Plan.
As discussed in the “Director Compensation” section of this proxy statement, each of our non-employee directors is entitled to receive certain grants of RSUs in connection with their service on the Board, pursuant to the terms of our non-employee director compensation program, which will be granted under the Amended 2015 Plan if the plan is approved. The following table summarizes the aggregate value of the shares that our non-employee directors as a group will receive if those that are nominated are elected and remain a director following the 2024 annual meeting of stockholders. It also highlights the fact that none of our executive officers or employees will receive any set benefits or awards that are conditioned upon shareholder approval of the Amended 2015 Plan. All other future awards under the Amended 2015 Plan are discretionary and cannot be determined at this time.
Name and Position	Dollar Value ($)	Number of Shares Underlying RSU, PSA and Option grants
Rami Rahim Chief Executive Officer and Director	$—	—
Kenneth Miller Executive Vice President, Chief Financial Officer	$—	—
Manoj Leelanivas Executive Vice President, Chief Operating Officer	$—	—
Christopher Kaddaras Executive Vice President, Chief Revenue Officer	$—	—
Robert Mobassaly Senior Vice President, General Counsel	$—	—
Executive Officer Group (5 persons)	$—	—
Non-Employee Director Group (9 persons)(1)	$2,205,000	—
Non-Executive Officer Employee Group	$—	—

(1)
The number of shares subject to each non-employee director’s RSU award will not be determinable until the grant date under the terms of the Amended 2015 Plan. Assuming each of the nine (9) non-employee director nominees are elected at the 2024 annual stockholder meeting, amount reflects the standard annual equity award of  $245,000 granted to each non-employee director under the terms of the Amended 2015 Plan.

History of Grants under 2015 Plan
The table below shows, as to the listed individuals and specified groups, the number of shares of common stock subject to an equity award grant (even if not currently outstanding) under the 2015 Plan from the inception of the 2015 Plan through December 31, 2023.
Name and Position(3)	Number of Shares Underlying Stock Awards(1)
Current NEOs and Current Positions
Rami Rahim Chief Executive Officer and Director	3,107,663
Kenneth Miller Executive Vice President, Chief Financial Officer	883,423
Manoj Leelanivas Executive Vice President, Chief Operating Officer	827,186
Christopher Kaddaras Executive Vice President, Chief Revenue Officer	263,663
Robert Mobassaly Senior Vice President, General Counsel	345,457
All current executive officers as a group (5 persons)	5,427,392
All current non-employee directors as a group (9 persons)	618,413
Non-employee nominees for election as a director(2)
Anne DelSanto	45,738
Kevin DeNuccio	79,553
James Dolce	79,553
Steven Fernandez	44,125
Christine Gorjanc	44,125
Janet Haugen	79,553
Scott Kriens	79,553
Rahul Merchant	79,553
William R. Stensrud	14,789
All non-executive officer employees as a group	63,743,214

(1)
Includes RSUs, performance share awards and, for the CEO, stock options. The number of performance share awards included in the above tables assumes achievement at target. The maximum number of shares issuable pursuant to certain performance share awards equals 200% of target.

(2)
Assuming the nine (9) non-employee director nominees are elected at the 2024 annual stockholder meeting, under the terms of the Amended 2015 Plan, an amount equal to the standard annual equity award of  $245,000 will be granted to each non-employee director.

(3)
There are no nominees for election as a director who are not covered by the above. No awards have been granted under the 2015 Plan to any associate of any of our executive officers or directors, and no person received 5% or more of the total awards granted under the 2015 Plan since its inception.

Please also refer to the “Equity Compensation Plan Information” section of this proxy statement for further information about shares, which may be issued upon the exercise of options, warrants and rights granted to employees, consultants or members of our Board under all of our equity compensation plans as of December 31, 2023.
Recommendation
Our Board unanimously recommends a vote “FOR” approval of the foregoing amendment and restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan.

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Proposal No. 5
Approval of the Amendment and Restatement of the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan
Our 2008 Employee Stock Purchase Plan or, the 2008 ESPP, is designed to provide our eligible employees and those of our participating subsidiaries with the opportunity to purchase shares of our common stock on periodic purchase dates through their accumulated payroll deductions.
We believe our success is largely due to our highly talented employee base and that our future success depends on our ability to attract and retain high caliber personnel. We believe that the 2008 ESPP is an important employee retention and recruitment vehicle, as it closely aligns the interests of our employees with those of our stockholders by encouraging employees to invest in our common stock, and helps our employees share in the Company’s success through the appreciation in value of such purchased stock.
Summary of the Proposal
Our Board approved the amendment and restatement of the 2008 ESPP on February 14, 2024, subject to approval by our stockholders, which we refer to as the “Amended 2008 ESPP,” to provide for an increase of 3,000,000 shares over the number of shares of common stock currently authorized for issuance under the 2008 ESPP, for a total of 46,000,000 shares and to eliminate the term of the ESPP.
When the 2008 ESPP was adopted and approved by our stockholders in May 2008, the 2008 ESPP had a maximum number of 12,000,000 shares of common stock available for purchase. The 2008 ESPP was subsequently amended by our Board, which amendments were approved by our stockholders in May 2012, May 2015, May 2017, and May 2020, to increase the maximum number of shares available for purchase by an aggregate of 31,000,000 shares of common stock.
Under the definitive acquisition agreement entered into with HPE on January 9, 2024 (the “Merger Agreement”) in connection with the HPE Merger, the current offering period under the 2008 ESPP will be the final offering period unless the Merger Agreement is terminated. No new participants have been permitted to enroll in the 2008 ESPP since August 1, 2023 and current participants have not been permitted to increase their contribution percentage since such date. If the HPE Merger is completed during the final offering period, any accumulated contributions by employees will be used to make one final purchase five business days prior to the closing date.
As of April 8, 2024, an aggregate of 2,304,281 shares of common stock remained available for future issuance under the 2008 ESPP. We estimate that, with an increase of 3,000,000 shares, we will have a sufficient number of shares of common stock to cover purchases under the 2008 ESPP through the first shareholder meeting after the date of a potential termination of the Merger Agreement, given the above restrictions and assuming a stable stock price and consistent participation rate in our ESPP. Our Board believes it is in the best interests of the Company and our stockholders to continue to provide our employees with the opportunity to acquire an ownership interest in the Company through their participation in the 2008 ESPP for the reasons noted above. If our stockholders do not approve this proposal, then the Amended 2008 ESPP, including an increase in the number of shares available for issuance and the other amendments described in this proposal, will not become effective.
Description of the Amended 2008 ESPP
The material features of the Amended 2008 ESPP are summarized below. This summary does not purport to be a complete description of all the provisions of the Amended 2008 ESPP, and this summary is qualified in its entirety by reference to the text of the Amended 2008 ESPP. A complete copy of the proposed Amended 2008 ESPP is attached to this proxy statement as Annex B.
SHARES. Subject to adjustment upon changes in capitalization of the Company, the maximum number of shares of which will be made available for purchase under the Amended 2008 ESPP will be 46,000,000 shares. The Amended 2008 ESPP does not contain an evergreen provision, pursuant to which the share pool would be automatically increased each year based on a specified formula.

ADMINISTRATION. The Amended 2008 ESPP may generally be administered by the Board or a committee of the Board which we refer to, as applicable, as the ESPP Administrator. The ESPP Administrator has the authority to construe and interpret any of the provisions of the Amended 2008 ESPP.
INTERNATIONAL STOCK PURCHASE RIGHTS. To provide us with greater flexibility in structuring our equity compensation programs for our non-U.S. employees, the Amended 2008 ESPP also permits us to grant our non-U.S. employees rights to purchase stock pursuant to rules or sub-plans adopted by the ESPP Administrator in order to achieve tax, securities law or other compliance objectives, which we refer to as International Awards. While the Amended 2008 ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Code, or Section 423, these International Awards will not qualify under Section 423. Please refer to “Federal Income Tax Consequences” below for a discussion of tax consequences under Section 423.
ELIGIBILITY. Employees generally are eligible to participate in the Amended 2008 ESPP if they are customarily employed by Juniper Networks or by a participating subsidiary for more than 20 hours per week and more than 5 months in any calendar year. International Awards may be made to employees customarily employed for fewer hours or months. Eligible employees may select a rate of payroll deduction between 1% and 10% of their compensation and are subject to certain maximum purchase limitations.
As of April 8, 2024, approximately 11,184 employees, including all of our current executive officers, were eligible to participate in the Amended 2008 ESPP under the terms of the plan. For the offering period under the 2008 ESPP that concluded on July 31, 2023, 5,369 employees actually participated in such offering, representing approximately 49.5% of our 10,847 employees who were eligible to participate in that offering period. As discussed above, under the terms of the Merger Agreement, no new participants are permitted to enroll in the 2008 ESPP after August 1, 2023 and current participants are not permitted to increase their contribution percentage as of such date. As a result, under the enrollment restrictions in the Merger Agreement, as of April 8, 2024 5,467 employees were eligible to participate in the 2008 ESPP.
OFFERINGS. Currently, each offering under the Amended 2008 ESPP will be for a period of 24 months and will consist of 4 consecutive purchase periods of approximately 6 months in length. Offering periods begin on February 1 and August 1, or if such date is not a “trading day” (as defined in the Amended 2008 ESPP), the next trading day. Each participant in the Amended 2008 ESPP will be granted a right to purchase shares on the first day of the offering period and the purchase right will be automatically exercised on the last day of each offering period during the offering period using the contributions the participant has made for this purpose. The purchase price for the common stock purchased under the Amended 2008 ESPP is 85% of the lesser of the fair market value of the common stock on the first business day of the applicable offering period or on the last business day of the applicable purchase period. If the fair market value of a share of our common stock on an exercise date other than the final exercise date of an offering period is less than the fair market value of a share of our common stock on the first business day of the applicable offering period, then (i) such offering period will terminate immediately at the end of such exercise date, after giving effect to the exercise and purchase of shares of common stock for the purchase period, and (ii) each participant in such offering period will be automatically enrolled in the offering period commencing on the first trading day immediately following such exercise date.
Notwithstanding the foregoing, the Administrator for the Amended 2008 ESPP has the power to change the terms of new offering periods under the Amended 2008 ESPP (including, but not limited to (i) the length of such offering periods, provided that no such offering period is longer than 27 months, (ii) whether such offering periods will include one or more embedded purchase periods and/or (iii) whether such offering periods will have automatic rollover or reset provisions). Further, the ESPP Administrator may designate separate offering periods under the Amended 2008 ESPP in which eligible employees will participate and the provisions of the Amended 2008 ESPP will separately apply to each offering period.
SPECIAL LIMITATIONS. The Amended 2008 ESPP imposes certain limitations upon a participant’s rights to acquire common stock, including the following limitations:
•
Purchase rights may not be granted to any individual who owns stock, including stock purchasable under any outstanding purchase rights, possessing 5% or more of the total combined voting power or value of all classes of stock of Juniper Networks or any of its affiliates;

•
Purchase rights granted to a participant may not permit the individual to accrue the right to purchase our common stock at an annual rate of more than $25,000, valued at the time each purchase right is granted; and

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•
Unless otherwise approved by the ESPP Administrator in advance for future offering periods, no participant will be permitted to purchase during any twelve (12) month period more than six thousand (6,000) shares of our common stock (subject to any adjustment pursuant to stock splits, recapitalizations. dividends or other similar events).

TERMINATION OF PURCHASE RIGHTS. A purchase right will terminate upon the participant’s election to withdraw from the Amended 2008 ESPP. Any payroll deductions that the participant may have made with respect to the terminated purchase right that have not been used to purchase shares will be refunded to the participant if the election to withdraw from the Amended 2008 ESPP is received by Juniper Networks prior to the end of an offering period. A participant’s election to withdraw from the Amended 2008 ESPP is irrevocable, and the participant may not re-join the offering period for which the terminated purchase right was granted.
A purchase right will also terminate upon the participant’s termination of employment. Any payroll deductions that the participant may have made during the offering period in which the termination occurs will be refunded to the participant. A transfer of employment from one participating company to another will not constitute a termination of employment for purposes of the Amended 2008 ESPP but may result in the participant participating in a different offering under the Amended 2008 ESPP, and certain terms and conditions may continue to apply.
In addition, Juniper Networks has specifically reserved the right, exercisable in the sole discretion of the ESPP Administrator, to terminate the Amended 2008 ESPP, or any offering period thereunder, at any time.
STOCKHOLDER RIGHTS. No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant’s behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of the purchase.
ASSIGNABILITY. No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following the participant’s death. Each purchase right will, during the lifetime of the participant, be exercisable only by the participant.
MERGERS, CONSOLIDATIONS AND CHANGE IN CONTROL. The Amended 2008 ESPP provides that, in the event of the proposed dissolution or liquidation of Juniper Networks, the offering period will terminate immediately prior to the consummation of the proposed action, provided that the ESPP Administrator may, in its sole discretion, fix an earlier date for termination of the Amended 2008 ESPP and provide each participant the opportunity to purchase shares under the Amended 2008 ESPP prior to the termination. The Amended 2008 ESPP also provides that in the event of certain merger or “change-in-control” transactions, if the successor corporation refuses to assume or substitute for the purchase right under an ongoing offering period, the offering period with respect to which such purchase right relates will be shortened by setting a new exercise date that occurs before the date of the Company’s proposed merger or change in control.
AMENDMENT OF THE AMENDED 2008 ESPP. The ESPP Administrator has the authority to amend, terminate or extend the term of the Amended 2008 ESPP, except that stockholder approval is required to increase the number of shares that may be issued under the Amended 2008 ESPP.
TERMINATION OF THE AMENDED 2008 ESPP. The Amended 2008 ESPP will remain in effect indefinitely, unless terminated earlier under the terms of the Amended 2008 ESPP. The effect of termination is that no new offering periods will commence under the Amended 2008 ESPP, but any outstanding offering periods will continue according to their terms.
Federal Income Tax Consequences
Except with respect to International Awards, the Amended 2008 ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423. Under such a plan, no taxable income will be reportable by a participant, and no deductions will be allowable to Juniper Networks, as a result of the grant or exercise of the purchase rights issued under the Amended 2008 ESPP. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Amended 2008 ESPP or in the event the participant should die while still owning the purchased shares.
If the participant sells or otherwise disposes of the purchased shares within two years after commencement of the offering period during which those shares were purchased or within one year of the date of purchase, the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares. If the participant sells or disposes of the purchased shares more than two years after the commencement of the offering period in which those shares were purchased and more than one year from the date of purchase, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or 15% of the fair market value of the shares on the date of commencement of such offering period. Any additional gain upon the disposition will be taxed as a capital gain.
If the participant still owns the purchased shares at the time of death, the lesser of the amount by which the fair market value of the shares on the date of death exceeds the purchase price or 15% of the fair market value of the shares on the date of commencement of the offering period during which those shares were purchased will constitute ordinary income in the year of death.
If the purchased shares are sold or otherwise disposed of within two years after commencement of the offering period during which those shares were purchased or within one year after the date of purchase, then Juniper Networks will be entitled to an income tax deduction in the year of sale or disposition equal to the amount of ordinary income recognized by the participant as a result of such sale or disposition. No deduction will be allowed in any other case.
New Plan Benefits
Our named executive officers have an interest in this proposal because they are eligible to participate in the Amended 2008 ESPP. Non-employee directors of the Board are not eligible to participate in the 2008 ESPP.
The benefits to be received by our executive officers and employees if the Amended 2008 ESPP becomes effective are not determinable, since the amounts of future purchases by participants are (i) based on elective participant contributions and the per-share purchase price, which depends on the future value of our common stock, and (ii) subject to the restrictions of Section 423 and the Amended 2008 ESPP. No purchase rights have been granted, and no shares of common stock have been issued, with respect to the 3,000,000 share increase for which stockholder approval is sought under this proposal. If stockholder approval is not obtained, the amendment and restatement of the 2008 ESPP will not become effective, and the share increase will not be implemented.
The official closing price per share of our common stock as reported on the NYSE as of April 8, 2024 was $37.13.
History of Grants under 2008 ESPP
The table below shows, as to the listed individuals and specified groups, the number of shares of common stock that were purchased under the 2008 ESPP from the inception of the 2008 ESPP through April 8, 2024.
Name and Position	Number of Purchased Shares
Current NEOs and Current Positions
Rami Rahim Chief Executive Officer and Director	0
Kenneth Miller Executive Vice President, Chief Financial Officer	15,972
Manoj Leelanivas Executive Vice President, Chief Operating Officer	0
Christopher Kaddaras Executive Vice President, Chief Revenue Officer	1,699
Robert Mobassaly Senior Vice President, General Counsel	10,876
All current executive officers as a group (5 persons)	28,547
All current non-employee directors as a group (9 persons)(1)(2)	N/A
All non-executive officer employees as a group	40,662,269

(1)
Non-employee directors are not eligible to participate in the 2008 ESPP and will not be eligible to participate in the Amended 2008 ESPP; however, Mr. Kriens purchased an aggregate of 1,361 shares of common stock under the 2008 ESPP while he was an employee of the Company. The number of shares of common stock purchased by Mr. Kriens under the 2008 ESPP when he was an employee of the Company is reflected in the amount set forth for the Non-Executive Officer Employee Group.

(2)
There are no nominees for election as a director who are not covered by the above. No purchase rights have been granted under the 2008 ESPP by any associate of any of our executive officers or directors, and no person received 5% or more of the total number of purchase rights granted under the 2008 ESPP since its inception.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   43

Recommendation
Our Board unanimously recommends a vote “FOR” approval of the foregoing amendment and restatement of the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan.

Executive Compensation
Compensation Discussion and Analysis
This compensation discussion and analysis summarizes our executive compensation philosophy, our fiscal year 2023 (“FY23” or “fiscal 2023”) executive compensation program, and the FY23 compensation decisions made by the Compensation Committee with respect to the executive officers who are identified below (“NEOs”):
Named Executive Officers
Rami Rahim	Chief Executive Officer (“CEO”)
Kenneth Miller	Executive Vice President, Chief Financial Officer
Manoj Leelanivas	Executive Vice President, Chief Operating Officer
Christopher Kaddaras	Executive Vice President, Chief Revenue Officer
Robert Mobassaly	Senior Vice President, General Counsel
We refer to the Compensation Committee in this “Compensation Discussion and Analysis” section of the proxy statement as the “Committee.”

Section 1 — Executive Compensation Summary
Juniper Networks Overview and FY23 Performance
In FY23, we achieved record revenue despite the challenging macroeconomic environment in which many of our customers consumed their previously placed advance orders and inventory, creating headwinds for new orders. We believe that our FY23 financial results are the result of strong execution by our teams, the strength of our portfolio, and our ability to win across each of the customer verticals and use cases where we compete, and that they continue to validate our long-term strategy to deliver results to our stockholders.
This compensation discussion and analysis does not describe any special compensation that may be payable to our executives in connection with the HPE Merger, which is described in the definitive proxy statement filed with the SEC on February 26, 2024 , as supplemented on March 21, 2024.
FY23 Executive Compensation at a Glance
The Committee recognized that the Company’s continued success despite the challenging and dynamic macro environment was due in large part to our leadership and employees. The Committee approved an executive compensation program designed to align incentives to reward performance and drive enterprise value creation for the Company and our stockholders.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   45

Pay for Performance Alignment
Company Performance
The Company’s FY23 financial performance remained strong. Our total net revenue increased to $5.6 billion in FY23, a Company record high for the second consecutive year, and our revenue grew in all geographies. We also delivered 57.5% gross margin, up 1.7 points from FY22.
We received the following third-party recognitions in FY23, among others:
•
Gartner recognized us as a Visionary in the 2023 Magic Quadrant™ SD-WAN category and a Leader in the 2023 Magic Quadrant™ for Indoor Location Services for the third year in a row.

•
We were named a Gartner Magic Quadrant™ Leader for Enterprise Wired and Wireless LAN Infrastructure in for the fourth year in a row, and were positioned, for the third year straight, furthest in “Completeness of Vision,” which evaluates vendors on their ability to convincingly articulate current and future market strategy, innovation and product strategy, and highest for “Ability to Execute,” which evaluates vendors on their product/service, market responsiveness, and customer experience.

•
Our Juniper Networks SRX4600 Series Firewall received “AAA” ratings for Routing & Access Control, SSL/TLS Functionality, Threat Prevention and Stability & Reliability in the Enterprise Network Firewall evaluation by CyberRatings.org, a nonprofit member organization that provides transparency and expert guidance on cybersecurity risks via research and objective product testing. Juniper also achieved the highest security effectiveness score of 99.94%.

•
At Interop Tokyo 2023, we won “Best of Show” Grand Prix Award (Network Infrastructure — Enterprise): EX4400-24X & EX4100 Ethernet Switches and “Best of Show” Grand Prix Runner-Up Award (Network Infrastructure — Carrier/ISP): MX10004 Universal Routing Platform.

•
Ethisphere named Juniper as one of its 2023 World’s Most Ethical Companies™, our fifth such recognition.

•
Great Place to Work® and Fortune named us one of the 2023 Best Workplaces in Technology™ for the second year in a row.

•
We were recognized by Great Place to Work® as one of the 2023 Best Workplaces for Parents™ for the second year in a row.

 Executive Compensation

In addition, in FY23, we took a number of strategic actions to drive our long-term business objectives:
•
In the first quarter, we launched a new platform called Juniper Career Connect that helps our employees connect with mentors, apply for internal openings, experiment with internal gig work and more.

•
In March, we announced a new cloud-hosted campus fabric workflow that facilitates the successful deployment of enterprise networks to expedite time-to-service and minimize troubleshooting costs, along with a new EX distribution switch that delivers the power of Mist AI™ and the cloud to enterprise campus distribution deployments and low-density data center top-of-rack environments.

•
In May, we launched the Juniper Mist® Access Assurance service, which leverages Mist AI® and a modern microservices cloud to provide a full suite of network access control (NAC) and policy management functions via the same flexible and simple framework already included in Juniper’s wired access, wireless access, indoor location, SD-WAN and secure client-to-cloud portfolio.

•
In May, we announced integrations of ChatGPT and Zoom with Marvis, the industry’s only virtual network assistant (VNA) driven by Mist AI, as well as a new Wi-Fi 6E access point.

•
In September, we announced new Juniper® Apstra® capabilities that enhance operator experiences to facilitate the deployment and operations of private data center infrastructures, including simplified data collection and visualization via graph databases, tighter flow data integration from multivendor switches and automated provisioning via Terraform.

•
In September, we announced our commitment to the Science Based Targets initiative.

•
In October, we announced the expansion of our Connected Security portfolio with new products and capabilities that empower organizations to extend security services and Zero Trust policies across distributed data center environments, including integration of our unified security management paradigm with best-in-class routing and AI-Predictive Threat Prevention to bring operational simplicity and scale to data center security and four new high-performance firewall platforms with a compact footprint that minimizes cost, space and power consumption.

Stockholder Returns
We maintained our historical practice of paying quarterly cash dividends and making share repurchases. We returned $666 million to stockholders in FY23, consisting of:
•
$385 million in share repurchases, and

•
$281 million in cash dividends.

We have returned $2.6 billion of capital to stockholders via share repurchases and cash dividends since FY20.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   47

Performance-Based Compensation Summary
We believe that the compensation received by our NEOs for FY23 reflects our performance and accomplishments this past year as well as the rigor of our performance goals. The following table presents a summary of the performance-based portions of the FY23 executive compensation program and results.
Component*	Type	Performance Metric/Goal(1)	Achievement (as a percentage of target)	Funding/Banking
FY23 Executive Annual Incentive Plan (“FY23 AIP”)	Financial	28% based on FY23 corporate revenue	56%	78%
		28% based on FY23 Non-GAAP EPS(2)	50%
		14% based on Software & Related Services Revenue	177%
	Strategic	10% Win with Experience-First Solutions	157%	119%
		10% Transform the Customer Experience	100%
		10% Empower our Experience-First Workforce	99%
Each of FY23, FY22, and FY21 Performance- Based RSU Grants	Financial	28% based on FY23 corporate revenue	56%	78%
		28% based on FY23 Non-GAAP EPS(2)	50%
		14% based on Software & Related Services Revenue	177%
	Stock	30% RTSR Performance	164%	164%

(1)
Please see discussion in this “Compensation Discussion and Analysis” section of this proxy statement below for more detail regarding how these metrics are calculated.

(2)
The components of non-GAAP EPS, along with a reconciliation to EPS, for FY23 can be found on Annex C.

Say-on-Pay and Stockholder Engagement
The Committee considers the outcome of the annual “Say-on-Pay” advisory vote, among other factors, when making decisions regarding the Company’s executive compensation program. At our 2023 annual meeting of stockholders, 93% of the votes cast (for and against) on the fiscal year 2022 Say-on-Pay advisory vote approved the compensation of our NEOs. As described in the “Stockholder Engagement” section of this proxy statement, in 2023, we proactively sought meetings with stockholders who in the aggregate hold over 70% of our shares outstanding, and met with stockholders who in the aggregate hold approximately 34% of our shares outstanding, to discuss matters that are top of mind for our stockholders, including executive compensation, equity usage, and human capital management. Based on our stockholders’ support of the Committee’s approach to executive compensation as indicated by the results of the “Say-on-Pay” advisory vote, the feedback received from stockholders and stockholder advisors and the advice from the Committee’s independent compensation consultant, no significant changes to the design of the Company’s executive compensation and equity programs were made for FY23.
Our Compensation Philosophy
The Committee has established guiding principles with respect to our executive compensation program, as detailed below. The Committee believes that these guiding principles drive desirable behaviors, accountability, and alignment with stockholder interests.
Principle	Strategy
Enhance Accountability	Link significant portion of executive compensation to a clear set of business objectives
Manage to Balanced Results
Compensation strategy that drives balanced results between the following:
•  Short- and long-term objectives
•  Individual and team performance
•  Financial and non-financial objectives
•  Customer satisfaction and growth

Reward High Performance	Upside potential for superior performance with downside risk for under performance
Attract & Retain Talent	Market-competitive programs with flexibility to be aggressive for critical talent retention and acquisition
Align with Stockholder Interests	Programs that are transparent, easily understood and aligned with long-term stockholder interests
Encourage Health and Financial Well-Being	Market-competitive benefit programs that encourage wellness and financial savings

 Executive Compensation

Executive Compensation Program Continues to Reflect Best Governance Practices
The Committee takes seriously its duty to maintain a comprehensive governance framework that is aligned with market leading practice and standards. Therefore, the Committee has adopted a strong corporate governance framework for executive compensation that includes the components described below.
What We Do
Pay-for-Performance	A significant percentage of target direct compensation is performance-based and aligned with the Company’s financial performance and shareholder return.
Stockholder Engagement	We conduct an annual “Say-on-Pay” advisory vote and seek compensation feedback through stockholder engagement.
Stock Ownership Guidelines	We have robust stock ownership and retention guidelines for our directors and NEOs.
“Claw-back” Policy	Our executive officers are required, in certain instances, to repay overpayments of incentive compensation awards.
“Double-trigger” Acceleration	We only provide for “double-trigger” change in control payments and benefits for our executive officers.
Capped Severance	We do not provide for any potential severance cash payments that exceed 3x our executive officers’ base salary and target bonus.
Capped Payouts in AIP and PSAs	We set maximum payouts in our Executive Annual Incentive Plan and Performance Share Awards that align to peer market norms.
Independent Committee	The Committee is made up solely of independent directors.
Independent Consultant	The Committee retains an independent compensation consultant, Compensia.
Annual Review	The Committee reviews an annual executive compensation assessment prepared by Compensia.
Risk Avoidance	The Committee reviews an annual executive compensation program risk assessment conducted by Compensia.
What We Don’t Do
No Repricing	We do not permit the repricing or repurchasing of stock options or stock appreciation rights without stockholder approval.
No Below Fair Market Value Exercise Prices	We do not grant stock options or stock appreciation rights with an exercise price below fair market value.
No “Golden Parachutes”	Our change in control agreements do not provide excise tax gross-up following a change in control.
No Hedging, Pledging or Short-Sales	We do not permit hedging, pledging or short-sales of our stock by employees.
No “Evergreen” Employment Agreements
All employment of executive officers is “at will” and we do not enter into employment agreements containing multi-year guarantees for salary increases, non-performance-based bonuses, or equity compensation.

No Unvested Dividends	We do not permit the payment of dividends or dividend equivalents on unvested equity awards.
No Excessive Perks	We do not provide excessive perquisites.
No “Single-Trigger” Acceleration	We do not provide “single-trigger” change-in-control benefits.
No Excessive Severance	We do not provide excessive severance payments
No Executive Pension Plans or SERPs	We do not provide executive pension plans or supplemental executive retirement plans (SERPs).

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   49

Appropriate Pay Mix
Our NEOs’ pay mix emphasizes pay-for-performance, so a large portion of our NEOs’ target direct compensation is “at-risk,” including performance-based compensation. In fiscal 2023, performance-based compensation in our CEO’s annual target compensation package included an annual cash bonus incentive and performance-based equity. As shown in the following charts, 91% of our CEO’s annual target direct compensation was at-risk and/or performance-based, and 84% of the average annual target total direct compensation of our other NEOs was at-risk and/or performance based.
FY23 Target Pay Mix(1): CEO and Other NEOs*
*
Percentages may not add to 100% due to rounding.

(1)
Reflects (i) salary disclosed in the “Summary Compensation Table”, (ii) the target opportunity for non-equity incentive plan awards disclosed in the “Grants of Plan-Based Awards For FY23” table, and (iii) the grant date fair value of all stock awards as disclosed in the “Grants of Plan-Based Awards For FY23” table.

 Executive Compensation

CEO Compensation
Consistent with the Committee’s “pay-for-performance” philosophy, the majority of our CEO’s target pay is at-risk and/or performance based. The below chart illustrates the value of target pay granted to the CEO in fiscal years 2021 to 2023 compared to both his realizable pay and realized pay.
FY21-23 Target vs. Realizable and Realized Pay
“Target Pay” reflects (i) the sum of the following components reported in our “Summary Compensation Table” for the applicable year: Salary, Options, Stock Awards, and All Other Compensation, and (ii) the target opportunity reflected in our “Grants of Plan-Based Awards” table for the applicable year with respect to Non-Equity Incentive Plan Awards.
“Realizable Pay” is calculated in the same manner as “Target Pay,” except (i) the amounts shown in the Bonus column in our “Summary Compensation Table” for the applicable year are included, (ii) the Non-Equity Incentive Plan Compensation reflects the actual value disclosed for the applicable year in our “Summary Compensation Table,” and (iii) equity incentive vehicles are valued based on the closing price per share of our common stock at each fiscal year end, and further adjusted as follows:
•
PSA awards include only the actual number of  “banked” shares associated with the relevant fiscal year’s performance goal to reflect the achievement of annual performance targets established for the applicable year,

•
PSA awards granted in the applicable year that vest based upon achievement of Juniper’s total shareholder return relative to the S&P 500 Index reflect the target number of shares issuable for such awards, and

•
Bonus Shares (as defined below) for the applicable year are included only if the performance conditions were achieved.

“Realized Pay” reflects (i) Salary, Bonus, Options, Non-Equity Incentive Plan Compensation and All Other Compensation as reported in our “Summary Compensation Table” for the applicable year (ii) the Value Realized on Vesting as reported in our “Option Exercises and Stock Vested” table for the applicable year, and the (iii) Value Realized on Exercise of Options as reported on our “Option Exercises and Stock Vested” table for the applicable year.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   51

Compensation Components
Our FY23 compensation philosophy is reflected in the following components of executive compensation: (i) base salary, (ii) short-term at-risk incentive awards, (iii) long-term at-risk equity incentive awards, and (iv) benefits.
Type	Component	Form of Compensation	Performance Period	Metrics and Performance Criteria	Details
Fixed	Base Salary	Cash	1-year	Reviewed annually	Page 52
At-Risk Short-Term	Executive Annual Incentive Plan (“AIP”) Cash / Vested Equity	50% Cash 50% Vested Equity	1-year	28% Corporate Revenue 28% Non-GAAP EPS 14% Software Revenue 30% Strategic Metrics	Page 53
At-Risk Long-Term	Annual Equity Incentive Awards	Financial Performance Share Awards (“Financial PSAs”)	1-year performance in each of 3 years 3-year vest (cliff)	40% Corporate Revenue 40% Non-GAAP EPS 20% Software Revenue	Page 57
		Restricted Stock Units (“Service-Vested RSUs”)	3-year performance and vest (ratable)	Service- and time-based vesting	Page 63
	Stock Price Performance Awards	Relative Total Shareholder Return Performance Share Awards (“RTSR PSAs”)	3-year (cliff)	Shareholder return relative to the S&P 500 over a sustained duration	Page 59
Other	Benefits	N/A	Ongoing	Service	Page 64
Base Salary
Philosophy	Provide fixed compensation to attract and retain key executives.
Considerations
Salary of CEO reviewed and set annually by the Committee.
Salary of NEOs other than the CEO reviewed and set annually by the Committee, with input from the CEO.
Skill set, experience performance contribution levels, role, positioning relative to peer group and market and our overall salary budget.

The following table presents each NEO’s annual base salary for FY23.
Executive	2022 Base Salary	2023 Base Salary	% Salary Increase
Rami Rahim	$1,000,000	$1,000,000	—%
Kenneth Miller	$650,000	$650,000	—%
Manoj Leelanivas	$650,000	$650,000	—%
Christopher Kaddaras	$635,000	$635,000	—%
Robert Mobassaly	$480,000	$480,000	—%
As presented in the table above, none of Messrs. Miller, Leelanivas, Kaddaras or Mobassaly received an increase in annual base salary. In February 2023, the Committee originally approved raises recommended by Mr. Rahim, which were based upon analysis and guidance from the independent compensation consultant, including competitive data from our Peer Group (as defined below) and the CEO’s assessment of individual-specific factors and (ii) reviewing the NEOs’ individual specific performance and responsibilities and the competitive data from our Peer Group. However, Mr. Rahim, with input from his staff, subsequently recommended and the Committee determined that such increases were not appropriate in light of the difficult macroeconomic environment in FY23. The Committee also determined not to increase Mr. Rahim’s base salary, which has remained unchanged since he assumed the role of CEO in 2015. The Committee believes that leaving the executives’ base salaries unchanged is a clear demonstration of the Committee’s commitment to the guiding pay-for-performance principles for our executive compensation program, as described above.

 Executive Compensation

Executive Annual Incentive Plan
Philosophy
Establish appropriate, market competitive, short-term performance, and strategic measures to help drive future growth and profitability.
Reward achievement of short-term performance measures consistent with financial plan.
Align with stockholder interests by awarding 50% of each NEO’s actual payout under the FY23 Annual Incentive Plan in fully vested performance shares (“Bonus Shares”) in March 2024 and the remaining 50% in cash, and establishing a conversion price for the Bonus Shares based on the average price of the Company’s stock for the final 30 trading days in 2022.

Target Amount Considerations	Relevant market and peer data, in conjunction with compensation consultant. Internal pay equity. Desired market position for each NEO.
Financial Metrics Used (70%)	28% Corporate Revenue 28% Non-GAAP EPS* 14% Software Revenue
Strategic Metrics Used (30%)	10% Win with Experience First Solutions 10% Simplify the Customer Experience 10% Empower our Experience-First Workforce
Award Design Considerations
We believe these program metrics strongly correlate with stockholder value creation.
The financial metrics are calculated on the same basis as described in our quarterly earnings releases and supplemental materials, and emphasize growth and profitability.
Direct impact on these metrics through skillful management and oversight.
Financial and strategic metrics established at the same time based on a range of inputs, including growth objectives for our products, external market economic conditions, the competitive environment, our internal budgets, and market expectations.
Align compensation with stockholder interests by awarding 50% of the actual payout in Bonus Shares and establishing a conversion price for the Bonus Shares based on the average price of the Company’s stock for the final 30 trading days in 2022.
The Committee has discretion to reduce (but not increase) each NEO’s payout.

Performance Conditions	Threshold goals for each financial metric

*
The components of non-GAAP EPS, along with a reconciliation to EPS, for FY23 are provided in Annex C.

The following table presents each NEO’s target incentive opportunity for FY23 under the FY23 Executive Annual Incentive Plan (the “FY23 AIP”) expressed as a percentage of actual base salary. There was no increase in the target incentive opportunities of our NEOs for FY23 from FY22. Under the AIP, 50% of each NEO’s actual achievement level under the Executive AIP was awarded in Bonus Shares in March 2024, following the certification of achievement of the applicable performance goals at the end of the FY23 AIP performance period.
Executive	2023 Actual Salary(1)	FY23 Target as % of Salary(2)	FY23 Target ($)(3)	Potential Payout Range (of Target)
Rami Rahim	$1,000,000	175%	$1,750,000	0% – 200%
Kenneth Miller	$650,000	100%	$650,000	0% – 200%
Manoj Leelanivas	$650,000	100%	$650,000	0% – 200%
Christopher Kaddaras	$635,000	100%	$635,000	0% – 200%
Robert Mobassaly	$480,000	100%	$480,000	0% – 200%

(1)
Reflects actual salaries earned in 2023.

(2)
50% of the incentive opportunity value was awarded in Bonus Shares. The number of Bonus Shares awarded is calculated based on the average price of the Company’s stock for the final 30 trading days in 2022. The percentages disclosed in this column reflect the target incentive opportunity value as a percentage of base salary prior to adjusting for Bonus Shares.

(3)
The dollar amounts disclosed in this column reflect the total target incentive opportunity dollar value prior to adjusting for Bonus Shares.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   53

The amount of each NEO’s actual payout under the FY23 AIP was based on the following formula. The Committee had discretion to modify each NEO’s payout based on individual performance.
Executive Annual Incentive Plan — Company Performance Metrics
The Committee selected company performance metrics under the FY23 AIP to create strong alignment between company performance and NEO annual incentive payouts.
Measure	Type	Definition	Driver of Stockholder Value Creation
Corporate Revenue	Financial	Aggregate net revenue for the entire Company, calculated in accordance with GAAP.	Revenue growth.
Non-GAAP EPS*	Financial	Non-GAAP net income per share, on a fully diluted basis.	Revenue growth and prudent management of the Company’s operating expenses.
Software Revenue	Financial	Percentage of the Company’s aggregate net revenue attributable solely to the software and related services vertical, as disclosed in our financial statements.	Favorable revenue mix.
Win with Experience-First Solutions	Strategic	Deliver against our multi-year business strategy to take share in the market by delivering differentiated customer solutions that simplify the networking experience.	Deliver superior products and services to our customers.
Simplify the Customer Experience	Strategic	Simplify and improve the process of buying and selling Juniper products.	Provide our customers and our sales teams with the experience and tools they need to more seamlessly harness and deliver our differentiated solutions.
Empower our Experience-First Workforce	Strategic	Hire and retain the right talent to improve business outcomes, including creating a more diverse, inclusive, and engaged workforce.	Enable our most important resource: our people.

*
The components of non-GAAP EPS, along with a reconciliation to EPS, for FY23 are set forth in Annex C.

The actual amounts payable to individual NEOs under the FY23 AIP depended on the actual level of achievement measured against the pre-established objectives for the financial and strategic components. Our NEOs can earn between 0% and 200% of their respective target AIP opportunities based on the Company’s actual performance, less the portion of the FY23 AIP used to calculate Bonus Shares. The Committee established threshold, target, and maximum performance goals for each of the three financial metrics, based primarily on the Company’s financial plan for FY23. Both the threshold and target goals for each financial metric were set above prior year results.
*
No payout for each financial component if achievement is less than the threshold amount. The actual payout percentage scales linearly between threshold and target and between target and maximum.

**
The components of non-GAAP EPS, along with a reconciliation to EPS, for FY23 are provided in Annex C.

 Executive Compensation

The following graph shows the threshold, target and maximum payouts for the financial metrics under the FY23 AIP:

PAYOUT (%)
200%
100%
50%
NON-GAAP EPS $3.04
SOFTWARE REVENUE 23.0%
CORP. REVENUE $7,686
TARGET
CORP. REVENUE: $6,067
SOFTWARE REVENUE: 18.9%
NON-GAAP EPS: $2.49
SOFTWARE REVENUE 16.8%
CORP. REVENUE $5,490
NON-GAAP EPS $2.26
80
90
100
110
120
130
% OF TARGET

With respect to the payout associated with the strategic performance goals, the Committee took into consideration, among other things, the Company’s performance with respect to the following goals for FY23:

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   55

Executive Annual Incentive Plan — Company Results
Following completion of the FY23 performance period, the Committee confirmed achievement of the financial and strategic goals as shown in the following:
*
No payout for each financial component if achievement is less than the threshold amount. The actual payout percentage scales linearly between threshold and target and between target and maximum.

**
The components of non-GAAP EPS, along with a reconciliation to EPS, for fiscal year 2023 are set forth in Annex C.

The Committee reviewed the Company’s strategic accomplishments in FY23, including those that are set forth in greater detail in the “Pay for Performance Alignment” section of this “Compensation Discussion and Analysis,” as compared to the strategic goals set forth for FY23. Based on the Company’s progress against each of our strategic goals, the Committee determined the payout amounts appropriate for the Company’s performance in FY23.
Executive Annual Incentive Plan — FY23 Payout Results
For FY23, 50% of each NEO’s actual payout under the FY23 AIP was awarded in fully vested Bonus Shares in March 2024, and the remaining 50% was awarded in cash.
Our NEOs received the following cash payouts with respect to the FY23 performance period:
Executive	Target 2023 AIP Value	2023 AIP Funding	AIP Allocated to Bonus Shares	AIP Cash Payout(1)
Rami Rahim	$1,750,000	$1,575,000	$787,500	$787,500
Kenneth Miller	$650,000	$585,000	$292,500	$292,500
Manoj Leelanivas	$650,000	$585,000	$292,500	$292,500
Christopher Kaddaras	$635,000	$571,500	$285,750	$285,750
Robert Mobassaly(2)	$480,000	$648,000	$324,000	$324,000

(1)
The amounts reflected in the “Target AIP Cash Payout” column are reflected under the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table”.

(2)
In recognition of his performance in FY23, including his significant contributions and effort related to the HPE Merger, the Committee approved a FY23 AIP funding amount for Mr. Mobassaly equal to 135% of his target FY23 AIP value, who would otherwise have received a FY23 AIP funding amount equal to 90% based solely on the Company’s financial and strategic metrics.

Our NEOs received the following Bonus Shares with respect to the FY23 performance period:
Executive	FY23 AIP Used to Calculate Bonus Shares(1)	FY23 Conversion Price(2)	Bonus Shares Granted and Earned(3)
Rami Rahim	$787,500	$32.10	24,532
Kenneth Miller	$292,500	$32.10	9,112
Manoj Leelanivas	$292,500	$32.10	9,112
Christopher Kaddaras	$285,750	$32.10	8,901
Robert Mobassaly	$324,000	$32.10	10,093

(1)
Reflects 50% of the total amount earned under the FY23 AIP, including the additional amount earned by Mr. Mobassaly.

(2)
Reflects the average price of the Company’s stock for the final 30 trading days in 2022.

(3)
The Bonus Shares were granted fully vested in March 2024.

 Executive Compensation

FY23 Long-Term Equity Incentive Program
In FY23, performance-based annual equity awards account for 50% of the equity awards received by our NEOs (not accounting for any Bonus Shares) while the remaining 50% of the annual equity awards are service-vested as described in the “Service Vested RSUs” section of this “Compensation Discussion and Analysis” section, below. The primary purpose of our performance-based annual equity incentive award program is to align the interests of our NEOs with those of our stockholders by rewarding the NEOs for creating stockholder value over the long term. By compensating our NEOs with annual equity incentive awards, our executives have an opportunity to realize a stake in Juniper’s financial future. The gains realized in the long term depend on our NEO’s ability to drive the Company’s financial performance as reflected in both financial metrics as well as our stock price.
We seek to provide annual equity incentive awards that are competitive with companies in our peer group and the market generally. When making annual equity incentive awards to NEOs, we consider:
•
Juniper’s performance during the past year;

•
The role, responsibility, and performance of the individual NEO;

•
The competitive market assessment described below; and

•
Prior equity awards and the retentive power of unvested equity awards then held by each NEO.

The Committee believed that for the FY23 performance based annual equity incentive award program, a mix of PSAs with financial performance goals (“Financial PSAs”) and PSAs with relative total shareholder return goals (“RTSR PSAs”), was the appropriate annual long-term equity incentive for NEOs, with approximately 60% of the face value of their target annual equity incentive award in the form of Financial PSAs and approximately 40% of the face value of their target annual equity incentive award in the form of RTSR PSAs. Our ability to successfully offer our products and services in a rapidly evolving market requires us to effectively scale and adjust our business to fluctuating market opportunities and conditions on an annual basis, while also remaining focused on long-term success and retention.
In this regard, the Committee believes that, by using three concurrent one-year tranches that cliff-vest over a three-year period with our Financial PSAs, the Committee can best align the financial objectives for our NEOs with accountability for both long-term stockholder value creation and the business plans and goals approved by our Board.
FY23 Long-Term Equity Incentive Program — FY23 Performance-Based RSUs
FY23 Long-Term Equity Incentive Program — FY23 Performance-Based RSUs — Financial PSAs
Philosophy
Establish appropriate, market competitive, performance measures to enable flexibility and help drive future growth and profitability.
Reward achievement of performance measures consistent with long term financial plan.
Retention of NEOs.
Align financial objectives of our NEOs with accountability for both long-term stockholder value creation and the business plan.

Target Amount Considerations
Factors used to determine target award amounts included: (i) relevant market and peer data; (ii) internal pay equity; and (iii) desired market position for each NEO.
Financial PSAs comprised 60% of the FY23 Performance-Based RSU opportunity, or 30% of our NEOs’ total long-term incentive opportunity.

Financial Metrics Used	40% Corporate Revenue 40% Non-GAAP EPS 20% Software Revenue
Award Design Considerations
We believe these program metrics strongly correlate with stockholder value creation, are transparent to investors and are calculated on the same basis as described in our quarterly earnings releases and supplemental materials, and balance growth and profitability.
Direct impact on these metrics through skillful management and oversight.
Metrics established based on a range of inputs, including short-term growth objectives, external market economic conditions, the competitive environment, our internal budgets, and market expectations.
Enable flexibility to respond rapidly to changing conditions and capitalize on opportunities.
Three year cliff vesting, keeping NEOs accountable for longer term stock price performance and awards serve longer term retention objectives.

Performance Conditions	Threshold goals for each financial metric

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   57

In February 2023, each of our NEOs received a grant of Financial PSAs, which have the same performance metric structure as the FY22 and FY21 Financial PSAs as described in the graphic below. With respect to each year’s performance, participants can “bank” between 0% and 200% of the target number of Financial PSAs for that year (i.e., one-third of the total Financial PSAs awarded to a participant) based on the level of achievement against the performance targets for that year. Vesting for the “banked” shares under Financial PSAs occurs only after the Committee certifies the level of achievement for the third tranche, and any “banked” but unvested shares under Financial PSAs are forfeited if the participant leaves the Company before the vest date.
(1)
Achievement under the FY23 Financial PSAs for FY24 and FY25 will not be certified by the Committee until after the end of FY24 and FY25, respectively.

(2)
Financial performance metrics and targets for FY24 and FY25 were or will be determined by the Committee in FY24 and FY25, respectively.

For FY23, following completion of the performance period, the Committee confirmed achievement of the financial goals as shown in the following table.
*
No payout for each financial component if achievement is less than the threshold amount. The actual payout percentage scales linearly between threshold and target and between target and maximum.

**
The components of non-GAAP EPS, along with a reconciliation to EPS, for fiscal year 2023 are set forth in Annex C.

The following table summarizes the Financial PSA awards granted to our NEOs in FY23.
Executive	Award Year	FY23 Financial PSA Target(1)	FY23 Performance Achievement (% of Target)	FY23 Total Financial PSAs Banked	Financial PSAs to Vest in 2026(2)
Rami Rahim	2023	35,047	78.0%	27,336	27,336
Kenneth Miller	2023	11,840	78.0%	9,235	9,235
Manoj Leelanivas	2023	14,340	78.0%	11,185	11,185
Christopher Kaddaras	2023	9,340	78.0%	7,285	7,285
Robert Mobassaly	2023	6,240	78.0%	4,867	4,867

(1)
The number of shares that can be earned based on achievement of the Company’s financial goals range from 0% to 200% of target.

(2)
PSAs vested only includes shares “banked” for 2023 as achievement under the FY23 Financial PSAs for FY24 and FY25 will not be certified by the Committee until after the end of FY24 and FY25, respectively. Shares will vest only to the extent the recipient of the PSA remains employed with the Company through the applicable vesting date in the first quarter of 2026.

 Executive Compensation

FY23 Long-Term Equity Incentive Program — FY23 Performance-Based RSUs — RTSR PSAs
Philosophy
Retain our NEOs and drive business performance related to the highly competitive talent market in which we operate.
Multi-year vesting to align our NEOs’ pay with the creation of long-term shareholder return.
Promotes stockholder alignment and creates an unambiguous link between compensation of our NEOs and long-term value creation since the payout of the RTSR PSAs is directly linked to the Company’s long-term total shareholder appreciation relative to the S&P 500 Index over a three-year period.
Apply aggressive share price appreciation hurdles that increase enterprise value and create significant return for shareholders.

Target Amount Considerations
Factors used to determine target award amounts included: (i) relevant market and peer data; (ii) internal pay equity; and (iii) desired market position for each NEO.
RTSR PSAs comprised 40% of our NEO’s FY23 Performance-Based RSU opportunity, or 20% of our NEOs’ total long-term incentive opportunity.

Performance Metrics	Company stock performance relative to the S&P 500 Index
Vesting Conditions	Three-year cliff-vesting
In February 2023, each of our NEOs received a grant of FY23 RTSR PSAs. The Committee believes that the RTSR PSAs promote stockholder alignment and link the compensation of our NEOs to long-term value creation since the payout of the RTSR PSAs is directly linked to the Company’s long-term total shareholder return relative to the S&P 500 Index over a three-year period as described in the graphic below. The RTSR PSAs cliff-vest upon the conclusion of a three-year performance period. The Committee, based on input from its compensation consultant, concluded that use of the S&P 500 Index was an appropriate benchmark because the S&P 500 Index represents a robust, broad representation of the potential opportunity cost of investing in the Company from an investor’s perspective.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   59

The following chart presents the threshold, target, and maximum payout for the FY23 RTSR PSAs. Participants can earn between 0% and 200% of the target number of RTSR PSAs. In the event that the Company’s relative TSR over the three-year performance period is less than the 25th percentile of the S&P 500 Index, no FY23 RTSR PSAs will be earned or vest.

PAYOUT (%)
200%
150%
100%
50%
0%
Maximum
75th Percentile
200%
Target
50th Percentile
100%
Threshold
25th Percentile
50%
0
25th
50th
75th
100th
RELATIVE TSR PERCENTILE

 Executive Compensation

The following table summarizes the FY23 RTSR PSA awards granted to our NEOs in FY23.
Executive	FY23 RTSR PSA Award Amount (#)	FY23 RTSR PSA Grant Date Fair Value ($)
Rami Rahim	70,094	$2,625,020
Kenneth Miller	23,680	$886,816
Manoj Leelanivas	28,680	$1,074,066
Christopher Kaddaras	18,680	$699,566
Robert Mobassaly	12,480	$467,376
FY23 Long-Term Equity Incentive Program — Previously Granted FY22 Performance-Based RSUs
In FY22, each of our NEOs, other than Mr. Kaddaras, received a grant of FY22 Financial PSAs, which have the same performance metric structure as the FY23 and FY21 Financial PSAs as described in the graphic below.
(1)
Achievement under the FY22 Financial PSAs for FY24 will not be certified by the Committee until after the end of FY24.

(2)
Financial performance metrics and targets for FY24 will be determined by the Committee in FY24.

The following table summarizes the Financial PSA awards granted to our NEOs in FY22.
Executive	Award Year	FY23 Financial PSA Target(1)	FY23 Performance Achievement (% of Target)	FY23 Total Financial PSAs Banked	Financial PSAs to Vest in 2025(2)
Rami Rahim	2022	32,268	78.0%	25,168	55,403
Kenneth Miller	2022	9,680	78.0%	7,550	16,620
Manoj Leelanivas	2022	11,740	78.0%	9,157	21,015
Christopher Kaddaras	2022	n/a	n/a	n/a	n/a
Robert Mobassaly	2022	6,740	78.0%	5,257	n/a

(1)
The number of shares that can be earned based on achievement of the Company’s financial goals range from 0% to 200% of target.

(2)
PSAs vested only includes shares “banked” for 2022 and 2023, as achievement under the FY22 Financial PSAs for FY24 will not be certified by the Committee until after the end of FY24. Shares will vest only to the extent the recipient of the PSA remains employed with the Company through the applicable vesting date in the first quarter of 2025.

In February 2022, each of our NEOs, other than Mr. Kaddaras, also received a grant of FY22 RTSR PSAs, which cliff-vest upon the conclusion of a three-year performance period ending FY24, based on the same threshold, target, and maximum payouts as the FY23 RTSR PSAs.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   61

FY23 Long-Term Equity Incentive Program — Previously Granted FY21 Performance-Based RSUs
In FY21, each of our NEOs, other than Mr. Kaddaras and Mr. Mobassaly, received a grant of FY21 Financial PSAs, which have the same performance metric structure as the FY23 and FY22 Financial PSAs as described in the graphic below.
The following table summarizes the Financial PSA awards granted to our NEOs in FY21.
Executive	Award Year	FY23 Financial PSA Target(1)	FY23 Performance Achievement (% of Target)	FY23 Total Financial PSAs Banked	Financial PSAs to Vest in 2024(2)
Rami Rahim	2021	37,740	78.0%	29,437	114,615
Kenneth Miller	2021	11,420	78.0%	8,907	34,681
Manoj Leelanivas	2021	12,240	78.0%	9,547	37,172
Christopher Kaddaras	2021	n/a	n/a	n/a	n/a
Robert Mobassaly	2021	n/a	n/a	n/a	n/a

(1)
The number of shares that can be earned based on achievement of the Company’s financial goals range from 0% to 200% of target.

(2)
PSAs vested only includes shares “banked” for 2021, 2022 and 2023. Shares will vest only to the extent the recipient of the PSA remains employed with the Company through the applicable vesting date in the first quarter of 2024.

In February 2021, each of our NEOs, other than Mr. Kaddaras and Mr. Mobassaly, also received a grant of FY21 RTSR PSAs, which cliff-vested upon the conclusion of a three-year performance period ending FY23.

 Executive Compensation

The following chart presents the threshold, target, and maximum payout for the FY21 RTSR PSAs. Participants could earn between 0% and 200% of the target number of FY21 RTSR PSAs. In the event that the Company’s relative TSR over the three-year performance period was less than the 25th percentile of the S&P 500 Index, no FY21 RTSR PSAs would be earned or vest.
The following table summarizes the RTSR awards granted to our NEOs in FY21 and their payouts.
Executive	FY21 RTSR PSA Award Amount (#)	RTSR Percentile	Payout	FY21 RTSR PSAs to Vest in 2024(2)
Rami Rahim	75,460	66th Percentile	164%	123,787
Kenneth Miller	22,640	66th Percentile	164%	37,457
Manoj Leelanivas	24,460	66th Percentile	164%	40,147
Christopher Kaddaras	n/a	n/a	n/a	n/a
Robert Mobassaly	n/a	n/a	n/a	n/a
Service-Vested RSUs
Philosophy
Multi-year vesting to align our NEOs’ pay with the creation of long-term shareholder return.
Provide meaningful and appropriate incentives for our short- and long-term success to attract and retain talent in a highly competitive market where such incentives are ubiquitous and expected.

Target Amount Considerations
Factors used to determine target award amounts included: (i) relevant market and peer data; (ii) internal pay equity; and (iii) desired market position for each NEO.
Other than the CEO, Service-Vested RSUs comprised 50% of our NEOs’ long-term incentive opportunity granted in FY23 and the other 50% was composed of performance-based awards, discussed above in the Financial PSAs and RTSR PSAs sections of this “Compensation Discussion and Analysis” section.

Service-Vested RSUs represent the right to receive one share of our common stock for each vested RSU upon the settlement date, subject to continued employment through each vesting date. The Committee grants Service-Vested RSU awards for long-term retention purposes as they provide a payout opportunity to the NEOs only if they remain employed through the applicable vesting dates, which extend over multiple years, and because the payout opportunity is directly linked with stockholder value and executive efforts over a multi-year time frame.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   63

The following table summarizes the Service-Vested RSU awards granted to our NEOs in FY23.
Executive	FY23 Service-Vested(1) RSU Award Amount (#)	Grant Date Fair Value ($)
Rami Rahim	175,235	$5,237,774
Kenneth Miller	59,200	$1,769,488
Manoj Leelanivas	71,700	$2,143,113
Christopher Kaddaras	46,700	$1,395,863
Robert Mobassaly	31,200	$932,568

(1)
RSUs vest 34% on the one year anniversary of the grant date and 33% on each of the second and third anniversary of the grant date, subject in each case to continued employment by the Company.

Benefits and Perquisites
Because the Committee’s philosophy is to emphasize pay-for-performance, the Company provides only very limited benefits and perquisites to our NEOs. The NEOs are provided the same health and welfare benefits and on the same basis that are generally available to employees broadly. In addition, NEOs are eligible to participate in the Deferred Compensation Plan and Executive Wellness Program described below. The Committee believes that the benefits programs are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain talent. The value of these perquisites is included in the “All Other Compensation” column in the “Summary Compensation Table.”
Deferred Compensation Plan
The Company implements a deferred compensation plan for U.S. employees that is intended for use by senior management. All NEOs are eligible to participate in the deferred compensation plan. The Company implemented this plan in order to offer benefits that are competitive with companies with which we compete for talent. We believe that this is a standard benefit plan also offered by many companies within our Peer Group. This plan allows participants to elect to defer a certain amount of compensation and related taxation on such amounts into one or more investment choices.
Participants are not taxed on the compensation deferred into these investments until distribution of invested funds to the participant at a future date, which may be upon termination of employment with the Company or a designated “in-service” date elected by the participant. The deferred compensation plan is intended to comply with Section 409A of the Code. In 2023, no NEOs participated in this plan.
Executive Wellness Program
The Company implements an Executive Wellness Program pursuant to which eligible executives receive additional benefits focused on health care screening and wellness. The maximum value of this benefit is limited to $10,000 per year for each eligible executive.
The Committee believes that promoting the health and wellness of its executives may result in a number of benefits to the Company, including increased productivity, lower absentee rate, and increased organizational stability, among others.
Severance and Change of Control Benefits
In order to recruit executives to the Company and encourage retention of employees, the Committee believes it is appropriate and necessary to provide assurance of certain severance payments if the Company terminates the individual’s employment without “cause” or if the individual terminates their employment for “good reason,” each as described in their respective agreements. The Committee approved severance benefits for several members of senior management, including the NEOs.
The Committee considers maintaining a stable and effective management team to be essential to protecting and enhancing the best interests of the Company and its stockholders. To that end, the Committee recognizes that the possibility of a change of control may exist from time to time, and that this possibility, and the uncertainty and questions it may raise among management, may result in the departure or distraction of management to the detriment of the Company and its stockholders. Accordingly, the Committee decided to take appropriate steps to encourage the continued attention, dedication and continuity of members of the Company’s management to their assigned duties without the distraction that may arise from the possibility of a change of control. As a result, following consultation with the Committee’s compensation consultant,

 Executive Compensation

the Committee approved certain severance benefits for each of our NEOs, as well as for several members of senior management, in the event of certain employment terminations following a change of control. In approving these benefits the Committee, with input from its compensation consultant, considered a number of factors, including the prevalence of similar benefits adopted by other publicly traded companies.
The following table provides information regarding the material features of the severance arrangements that we have with our NEOs. Details of each individual NEO’s severance arrangements, including estimates of amounts payable in specified circumstances in effect as of the end of FY23, are disclosed in the “Executive Compensation Tables,” and “Potential Payments Upon Termination or Change of Control,” sections of this proxy statement, below.
Type	Material Features
Severance Agreements
•
At-will employment

•
Limited cash benefits and no equity acceleration benefits for involuntary termination or resignation for good reason

•
A departing executive officer must sign a release agreement acceptable to the Company as a condition to receiving post-employment compensation payments or benefits

•
Benefits and terms are comparable to those of our Peer Group

•
Expire in January 2027

Change in Control Agreements
•
“Double Trigger” in order to maintain morale and productivity, encourage retention to maintain stability during a change of control and protect executives against job loss

•
A departing executive officer must sign a release agreement acceptable to the Company as a condition to receiving post-employment compensation payments or benefits

•
Benefits and terms are comparable to those of our Peer Group

•
Expire in January 2027

Section 2 — Compensation Determination and Design
The Company’s executive compensation program is established and overseen by the Committee with support provided by its independent compensation consultant, Compensia, Inc. (“Compensia”), and management. Each of their roles is described below.
The Committee continued its practice of setting compensation on an individual basis aligned with our guiding principles for executive compensation. In determining compensation for our NEOs, the Committee considers a number of factors, including each executive’s:
•
individual performance;

•
tenure;

•
role, including complexity of responsibilities, scope, and perceived competitive opportunity in the external market;

•
pre-existing compensation arrangements, including equity retention hold;

•
internal comparisons and peer market data; and

•
ability to impact business results.

The Committee believes this practice aligns executive officer compensation levels with stockholder interests while continuing to potentially reward executives for achieving financial and strategic results that drive stockholder value over the long-term, including rewarding above-target performance with above-target pay.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   65

Roles of Management, Committee, and Independent Compensation Consultant
Peer Group
The Committee reviews competitive compensation data to establish market reference points, including data from a compensation peer group of publicly traded networking equipment and other high technology companies (the “Peer Group”) and broader technology company data based on a custom analysis of a Radford peer survey. The Committee monitors and assesses the market competitiveness of our NEO compensation relative to the compensation practices for similar positions in the Peer Group. In August 2022, the Committee, with input from its compensation consultant, established the Peer Group for FY23 compensation benchmarking, generally considering the following criteria to determine whether a company should be included in the Peer Group:
•
Industry relevance;

•
Revenue and historical revenue growth;

•
Market value;

•
Business model;

•
Scope of operations; and

•
Whether the Company is likely to compete with the company in the Peer Group for executive talent.

The composition of the Peer Group is regularly reviewed and assessed by the Committee with the assistance of its compensation consultant to take into account changes in both the Company and the companies in the Peer Group based on the selection criteria described above. For FY23, the Committee determined not to make any changes to the prior year Peer Group, and for compensation decisions made in FY23, the Peer Group consisted of the 17 companies set forth below.
Company Name
Akamai Technologies, Inc.	Keysight Technologies, Inc.
Analog Devices, Inc.	Motorola Solutions, Inc.
Arista Networks, Inc.	NCR Corporation
Ciena Corp.	NetApp, Inc.
Citrix Systems, Inc.	Palo Alto Networks, Inc.
CommScope Holding Company, Inc.	Trimble Inc.
F5 Networks, Inc.	VMware, Inc.
Fortinet, Inc.	Xilinx, Inc.
Gen Digital Inc.

 Executive Compensation

Compensation Risk Assessment
The Committee annually oversees the performance of a risk assessment of our compensation programs. In connection with its most recent comprehensive review of the design, administration, and controls of our compensation programs, the Committee, in consultation with its compensation consultant, determined that the Company’s compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.
Burn Rate and Dilution
Based in part upon input received from stockholders, for 2023, the Committee initially approved a gross equity burn rate target (excluding stock awards assumed in acquisitions) of 2.7% of basic weighted-average common shares outstanding (“CSO”), a decrease from the 2022 gross equity burn rate, notwithstanding the sustained decrease in CSO over the last five years as the Company continues to follow through on its stockholder return commitment. We believe this burn rate commitment level helps to mitigate stockholder dilution while still allowing us to be competitive to attract and retain talent.
The following chart shows how we have managed our equity burn rate over the past five years.
(1)
Grants, as well as the Burn Rate calculation, count each RSU as one share and counts each performance share as one share based on the target number of shares issuable under the award. Grants and Burn Rate include equity awards granted from Juniper’s equity incentive plans and do not include assumed awards.

(2)
Burn Rate is calculated as (a) the number of new stock awards granted under the 2015 Plan (excluding stock awards assumed in acquisitions), divided by (b) the weighted average total number of Company common shares outstanding for the fiscal year.

(3)
Overhang is calculated as (a) the number of shares subject to outstanding stock awards (including stock awards assumed in acquisitions) plus the number of shares available for grant under the 2015 Plan, divided by (b) the number of shares subject to outstanding stock awards (including stock awards assumed in acquisitions), plus the number of shares available for grant under the 2015 Plan, plus the weighted average number of Company common shares outstanding for the fiscal year.

Tax Considerations
While Section 162(m) of Code places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers, the Committee retains the discretion to award compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating, and retaining key executives.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   67

Compensation and Governance Policies
The following table summarizes the material features of our compensation and governance policies.
Policy	Considerations	Material Features
Equity Ownership Guidelines for NEOs and Non-Employee Directors	Promote stock ownership in Juniper Networks Align the interests of NEOs, certain former NEOs and non-employee directors with stockholders Promote commitment to sound corporate governance
6x base salary for CEO
3x base salary for other NEOs
5 years from executive officer designation to comply; each NEO required to retain at least 50% of net shares acquired from the Company until minimum ownership is achieved
Applies to NEOs until no longer an officer or director of the Company or ceased to be identified as an NEO in the Company’s proxy statement for 3 consecutive years
5x annual cash retainer for non-employee directors
5 years from date of becoming a non-employee director to comply

Insider Trading Policy
Prohibit insiders from profiting from material non-public information
Comply with laws and regulations
Prevent hedging that insulates executives from stock price movement and reduces alignment with stockholders
Avoid conflicts of interest

Our insider trading policy prohibits:
•
Trading while in possession of material non-public information

•
Hedging transactions

•
Borrowing against Company securities held in a margin account

•
Pledging transactions

•
Short-sales

With respect to Rule 10b5-1 trading plans, our insider trading policy provides for:
•
No overlapping plans, subject to certain exceptions

•
A limit of one single trade plan per 12 month period

•
A 120 day cooling off period between adoption or amendment of a plan and the first trade under the plan

Equity Award Granting Policy	Standardize the timing and administration of equity award grants
All approvals of RSU grants and other equity awards are administered by the Board, the Committee or the Stock Committee (which is composed of our CEO and Chief Financial Officer)
New hire and ad hoc promotional and adjustment grants to non-Section 16 officers are generally granted on a predetermined schedule established by the Committee in the first quarter of each fiscal year, subject to certain exceptions
Annual equity awards to Section 16 officers are generally scheduled to be approved at a meeting of the Committee in the first quarter after the fourth fiscal quarter earnings announcement and are effective on the third Friday of the month if the meeting approving such grants occurs on or before such date
The exercise price of stock options granted will be the closing market price on the date of grant
The Company intends to grant RSUs and other equity awards in accordance with the foregoing policy without regard to the timing of the release of material non-public information, such as a positive or negative earnings announcement

Clawback Policy	Allow the Company to recoup awards that were not properly earned
Applies to all executive officers, including NEOs
If the Company is required to file an accounting restatement, the Company is required to seek repayment of incentive-based cash and equity compensation to the extent the amount earned, vested or received is more than what would have been based on the restated results
Three year lookback period
The Committee may determine not to seek repayment in very limited circumstances if it makes a good faith determination that to do so would be impracticable

No Golden Parachutes	Avoid excessive payments in change of control	No executive officer contracts include excise 280G tax gross ups

Compensation Committee Interlocks and Insider Participation
During FY23, prior to the 2023 annual meeting of stockholders, the Compensation Committee consisted of Messrs. Daichendt, DeNuccio and Dolce, and Mr. Daichendt was the chair of the Committee. Following the 2023 annual meeting of stockholders, the Compensation Committee consisted of Ms. DelSanto and Messrs. DeNuccio and Dolce, and Ms. DelSanto was the chair of the Committee. Mr. Dolce was previously an officer of the Company from 2002 to 2006. None of our executive officers has served as a member of the board of directors or compensation committee of any other entity that has or had one or more executive officers who served as a member of the Committee during FY23. No member of the Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K.

 Executive Compensation

Compensation Committee Report
The following Compensation Committee Report shall not be deemed to be “soliciting material” and should not be deemed “filed” and shall not be deemed to be incorporated by reference in future filings with the SEC, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
THE COMPENSATION COMMITTEE
Anne DelSanto (Chair)
Kevin DeNuccio
James Dolce

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   69

Section 3 — Executive Compensation Tables
The following table sets forth certain information about the compensation of our NEOs for each of the last three years during which such individuals were NEOs. Our NEOs consist of (a) our Chief Executive Officer, (b) our Chief Financial Officer, and (c) our three other most highly compensated executive officers as of December 31, 2023.
Summary Compensation Table for FY23
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Rami Rahim Chief Executive Officer	2023	1,000,000	0	11,835,849(3)	0	787,500	22,794(6)	13,646,142
	2022	1,000,000	0	12,679,791(4)	2,033,868	901,250	15,630(7)	16,630,540
	2021	1,000,000	0	9,774,868(5)	0	1,085,000	10,422(6)	11,870,290
Kenneth Miller Executive Vice President, Chief Financial Officer	2023	650,000	0	3,949,143(3)	0	292,500	23,797(6)	4,915,440
	2022	637,500	0	3,888,938(4)	0	328,313	11,397(6)	4,866,148
	2021	612,500	0	2,988,749(5)	0	379,750	10,422(6)	3,991,421
Manoj Leelanivas Executive Vice President, Chief Operating Officer	2023	650,000	0	4,669,445(3)	0	292,500	10,947(8)	5,622,892
	2022	625,000	0	4,482,253(4)	0	321,875	11,397(6)	5,440,525
	2021	585,000	0	3,116,271(5)	0	362,700	10,422(6)	4,074,393
Christopher Kaddaras Executive Vice President, Chief Revenue Officer	2023	635,000	350,000(9)	2,668,612(3)	0	285,750	23,707(6)	3,963,069
	2022	132,292	650,000(9)	7,544,089(4)	0	68,130	8,787(6)	8,403,298
	2021
Robert Mobassaly Senior Vice President, General Counsel	2023	480,000	108,000(10)	2,113,325(3)(11)	0	216,000	8,155(8)	2,925,480
	2022	465,000	0	2,195,365(4)	0	239,475	7,881(8)	2,907,721
	2021

(1)
Because 60% of the target number of shares associated with the fiscal 2023 PSAs are based on separate measurements of our financial performance for each year in the three-year performance period, ASC Topic 718 requires that the grant date fair value be calculated at the commencement of each separate year of the performance cycle when the respective performance measures are approved. As a result, for the fiscal 2023 PSAs, the “Stock Awards” column does not include the value of the PSAs based on the annual financial metric goals for the fiscal year ending December 31, 2024 (“fiscal 2024”) or the fiscal year ending December 31, 2025 (“fiscal 2025”). Such amounts will be included as equity compensation in the “Summary Compensation Table” for fiscal 2024 and fiscal 2025, respectively, when the annual financial metric goals are established. In addition, 40% of the target number of shares associated with the fiscal 2023 PSAs are based on the Company’s TSR relative to the S&P 500 Index over a three year period. The grant date fair value for the market-related TSR component for fiscal 2023 PSAs is included in the “Stock Awards” column for the year of grant.

In addition, the “Stock Awards” column for fiscal 2023 includes a portion of the value of the PSAs awarded in the fiscal year ended December 31, 2022 (“fiscal 2022”), and a portion of the value of the PSAs awarded in the fiscal year ended December 31, 2021 (“fiscal 2021”) based on the annual financial metric goals established for those awards during fiscal 2023. The amounts included in the “Stock Awards” column of the “Summary Compensation Table” for fiscal 2023 related to the PSAs awarded in fiscal 2022 and/or 2021 in the aggregate are as follows: $2,122,774 (Mr. Rahim), $639,832 (Mr. Miller), $726,559 (Mr. Leelanivas), $0 (Mr. Kaddaras), and $201,391 (Mr. Mobassaly).
Additionally, the “Stock Awards” column for fiscal 2023 includes the grant date fair value of the target number of shares issuable under the Company’s 2023 Executive Annual Incentive Plan described in “Compensation Discussion and Analysis” above, measured in accordance with ASC Topic 718. The amounts included in the “Stock Awards” column of the “Summary Compensation Table” related to the equity awarded under the AIP for 2023 achievement in the aggregate are as follows: $831,114 (Mr. Rahim), $308,699 (Mr. Miller), $308,699 (Mr. Leelanivas), $301,576 (Mr. Kaddaras), and $227,963 (Mr. Mobassaly).
The assumptions used in the calculation of these amounts are set forth under Note 12, Employee Benefit Plans of the Notes to Consolidated Financial Statements included in Juniper Networks’ Annual Report on Form 10-K for fiscal 2023 filed with the SEC on February 7, 2024.
(2)
Amounts reflect cash bonuses earned in fiscal 2021, fiscal 2022 and fiscal 2023, as applicable, but paid in 2022, 2023 and 2024, respectively, under the Executive Annual Incentive Plan for fiscal 2021, fiscal 2022 and fiscal 2023, respectively.

(3)
The amount shown includes the aggregate grant date fair value of  (i) the shares issuable for PSAs granted in fiscal 2023 at target achievement and (ii) the shares issuable for under the AIP for fiscal 2023 at target achievement. The aggregate grant date fair values of the maximum number of PSA shares issuable for such performance shares are: $11,533,922 (Mr. Rahim), $3,741,911 (Mr. Miller), $4,435,265 (Mr. Leelanivas), $1,942,346 (Mr. Kaddaras), and $1,700,453 (Mr. Mobassaly).

(4)
The amount shown includes the aggregate grant date fair value of the shares issuable for PSAs granted in fiscal 2022 at target achievement. The aggregate grant date fair values of the maximum number of shares issuable for such performance shares are: $13,063,059 (Mr. Rahim), $3,976,001 (Mr. Miller), $4,502,392 (Mr. Leelanivas), $0 (Mr. Kaddaras), and $1,722,340 (Mr. Mobassaly).

(5)
The amount shown includes the aggregate grant date fair value of the shares issuable for PSAs granted in fiscal 2021 at target achievement. The aggregate grant date fair values of the maximum number of shares issuable for such performance shares are: $9,282,864 (Mr. Rahim), $2,784,292 (Mr. Miller), and $2,884,571 (Mr. Leelanivas).

(6)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life insurance premiums, matching contributions paid under the Company’s 401(k) plan, and costs associated with a guest attending a sales conference.

(7)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life insurance premiums, matching contributions paid under the Company’s 401(k) plan, executive wellness program benefits, and costs borne by the Company associated with a guest attending a sales conference.

(8)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life insurance premiums and matching contributions paid under the Company’s 401(k) plan.

(9)
Amounts reflect a hiring bonus paid by the Company to Mr. Kaddaras in FY22 and FY23.

(10)
In recognition of his performance in FY23, including his significant contributions and effort related to the HPE Merger, the Compensation Committee approved a FY23 AIP funding amount for Mr. Mobassaly equal to 135% of his target FY23 AIP value, who would otherwise have received a FY23 AIP funding amount equal to 90% based solely on the Company’s financial and strategic metrics. The amount shown reflects the portion of his AIP payout exceeding 90% of his target FY23 AIP value that was settled in cash.

(11)
The amount shown reflects the portion of Mr. Mobassaly’s AIP payout that exceeded 90% of his target FY23 AIP value that was settled in shares.

Grant of Plan Based Awards in FY23
The following table shows all plan-based awards granted to our NEOs during fiscal 2023.
				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All other option awards: number of securities underlying options (#)	Exercise or base price of option awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Type of Award	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Rami Rahim	AIP(5)	2/9/2023	2/9/2023	$—	$875,000	$1,750,000		27,258	54,517				$831,114
	RSUs	2/20/2023	2/9/2023							175,235			$5,237,774
	PSAs	2/20/2023	2/9/2023				87,618	175,235	350,470				$3,644,187
Kenneth Miller	AIP(5)	2/9/2023	2/9/2023	$—	$325,000	$650,000		10,124	20,249				$308,699
	RSUs	2/20/2023	2/9/2023							59,200			$1,769,488
	PSAs	2/20/2023	2/9/2023				29,600	59,200	118,400				$1,231,123
Manoj Leelanivas	AIP(5)	2/9/2023	2/9/2023	$—	$325,000	$650,000		10,124	20,249				$308,699
	RSUs	2/20/2023	2/9/2023							71,700			$2,143,113
	PSAs	2/20/2023	2/9/2023				35,850	71,700	143,400				$1,491,073
Christopher Kaddaras	AIP(5)	2/9/2023	2/9/2023	$—	$317,500	$635,000		9,890	19,781				$301,576
	RSUs	2/20/2023	2/9/2023							46,700			$1,395,863
	PSAs	2/20/2023	2/9/2023				23,350	46,700	93,400				$971,173
Robert Mobassaly	AIP(5)	2/9/2023	2/9/2023	$—	$240,000	$480,000		7,476	14,953				$227,963
	RSUs	2/20/2023	2/9/2023							31,200			$932,568
	PSA	2/20/2023	2/9/2023				15,600	31,200	62,400				$648,835

(1)
Amounts reflect potential cash bonuses payable under the Company’s 2023 Executive Annual Incentive Plan described in “Compensation Discussion and Analysis” above. Actual payments to each of the NEOs pursuant to the 2023 Executive Annual Incentive Plan are included in the “Summary Compensation Table.” The AIP does not provide for any threshold performance goals or payout amounts.

(2)
Amounts reflect the number of shares that may be earned under (i) PSAs granted in fiscal 2023 under the 2015 Plan and (ii) Bonus Shares in fiscal 2023 under the Company’s AIP. With respect to the PSAs, the amounts reflect the number of shares that may be earned under each NEO’s PSAs if the threshold, target and maximum performance goals are achieved, as described in “Compensation Discussion and Analysis” above. PSUs represent the total amount of PSAs awarded in fiscal 2023, which include PSAs with financial performance goals and rTSR PSAs (in each case, reported at the total number of PSAs awarded). If the Company fails to achieve the threshold performance metric, no shares will be earned or “banked” under the PSAs (including the RTSR PSAs). The Bonus Shares do not provide for any threshold performance goals or payout amounts, so amounts reflect the number of shares that may be earned under the Company’s AIP if the target and maximum performance goals are achieved, as described in “Compensation Discussion and Analysis” above.

(3)
Each service-based RSU award listed in this column was granted under the 2015 Plan, as described in “Compensation Discussion and Analysis” above.

(4)
Represents the aggregate grant date fair value of equity grants in fiscal 2023 computed in accordance with ASC Topic 718, including the target number of shares issuable for PSAs in fiscal 2023 and service-based RSUs. Excludes the grant date fair value for the portion of the fiscal 2022 PSAs and fiscal 2021 PSAs that will be earned based on the annual financial metric goals for the fiscal year ending December 31, 2023 because these PSAs were not granted in fiscal 2023. The amounts included in the “Stock Awards” column of the “Summary Compensation Table” for fiscal 2023 related to the PSAs awarded in fiscal 2022 and/or fiscal 2021 in the aggregate are as follows: $2,122,774 (Mr. Rahim), $639,832 (Mr. Miller), $726,559 (Mr. Leelanivas), $0 (Mr. Kaddaras), and $201,391 (Mr. Mobassaly).

(5)
The Compensation Committee established the conversion price for the Bonus Shares awarded under the AIP based on the average price of the Company’s stock for the final 30 trading days in fiscal 2022. For fiscal 2023, the conversion price for the Bonus Shares was $32.10. Bonus Shares will vest immediately upon issuance following the performance period.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   71

Outstanding Equity Awards at FY23 Year-End
The following table shows all outstanding equity awards held by our NEOs at December 31, 2023.
	Option Awards					Stock Awards(1)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Rami Rahim						229,874(3)	$6,776,691
						55,403(4)	$1,633,280	96,803(4)	$2,853,752
						27,336(5)	$805,865	140,188(5)	$4,132,742
						24,532(6)	$723,203
						62,271(7)	$1,835,749
						106,483(8)	$3,139,119
						175,235(9)	$5,165,928
	—	93,575	181,644(10)	$34.32	2/18/2029
Kenneth Miller						11,420(3)	$336,662
						9,680(4)	$285,366	29,040(4)	$856,099
						11,840(5)	$349,043	47,360(5)	$1,396,173
						9,112(6)	$268,622
						18,843(7)	$555,492
						31,944(8)	$941,709
						59,200(9)	$1,745,216
Manoj Leelanivas						11,185(3)	$329,734
						71,745(4)	$2,115,043	35,220(4)	$1,038,286
						16,620(5)	$489,958	57,360(5)	$1,690,973
						9,112(6)	$268,622
						20,196(7)	$595,378
						38,742(8)	$1,142,114
						71,700(9)	$2,113,716
Christopher Kaddaras						8,901(6)	$262,401
						7,285(5)	$214,762	37,360(5)	1101373
						46,700(9)	$1,376,716
						165,000(8)	$4,864,200
Robert Mobassaly						4,867(5)	$143,479	24,960(5)	$735,821
						11,572(4)	$341,143	20,220(4)	596086
						10,093(6)	$297,542
						16,500(11)	$486,420
						3,100(7)	$91,388
						22,242(8)	$655,694
						31,200(9)	$919,776

(1)
The number of shares and the payout value for the PSAs (which include the RTSR PSAs), Bonus Shares and price vested RSUs set forth in the table reflect the target payout under such awards, unless otherwise indicated.

(2)
The closing price of Juniper common stock on 12/29/2023 was $29.48.

(3)
The PSA was granted on February 19, 2021. The total number of shares earned under the award, which is reflected in the “Number of Shares or Units of Stock That Have Not Vested” column, was based on the achievement of  (i) performance objectives for fiscal 2021, fiscal 2022 and fiscal 2023 and (ii) the Company’s relative total shareholder return from fiscal 2021 through fiscal 2023. The award vested in full on February 19, 2024 upon the satisfaction of a continued service condition through the vesting date. The award vests in the first quarter of 2024, subject to continuous service through the date the Compensation Committee (or a subcommittee) certifies the remaining performance conditions and the vesting date.
(4)
The PSA was granted on February 18, 2022. The number of shares that are ultimately received under the award depends on the achievement of  (i) performance objectives for fiscal 2022, fiscal 2023, and fiscal 2024 and (ii) the Company’s relative total shareholder return (“TSR”) from 2022 through 2024. The number of shares reflected in the “Number of Shares or Units of Stock That Have Not Vested” column represents the amount of shares “banked” (i.e., for which the performance condition has already been determined by the Compensation Committee (or a subcommittee)) for prior periods. The number of shares reflected in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column represents (i) with respect to shares that vest based on annual performance objectives, target payout of the shares for which the performance goals were not determined as of December 31, 2023 and (ii) with respect to shares that vest based on the Company’s relative TSR, the threshold payout since relative TSR performance as of end of the second year of the three-year performance period was not trending to meet the target goal. The award vests in the first quarter of 2025, subject to continuous service through the date the Compensation Committee (or a subcommittee) certifies the remaining performance conditions and the vesting date.

(5)
The PSA was granted on February 20, 2023. The number of shares that are ultimately received under the award depends on the achievement of  (i) performance objectives for fiscal 2023, fiscal 2024, and fiscal 2025 and (ii) the Company’s relative total shareholder return (“TSR”) from 2023 through 2025. The number of shares reflected in the “Number of Shares or Units of Stock That Have Not Vested” column represents the amount of shares “banked” (i.e., for which the performance condition has already been determined by the Compensation Committee (or a subcommittee)) for prior periods. The number of shares reflected in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column represents (i) with respect to shares that vest based on annual performance objectives, target payout of the shares for which the performance goals were not determined as of December 31, 2023 and (ii) with respect to shares that vest based on the Company’s relative TSR, the threshold payout since relative TSR performance as of end of the second year of the three-year performance period was not trending to meet the target goal. The award vests in the first quarter of 2026, subject to continuous service through the date the Compensation Committee (or a subcommittee) certifies the remaining performance conditions and the vesting date.

(6)
The Bonus Share award was granted on February 20, 2023. The number of shares reflected in the “Number of Shares or Units of Stock That Have Not Vested” column represents the amount of shares for which the performance condition has already been determined by the Compensation Committee for prior periods. The award vested on March 20, 2024, subject to continuous service through such date.

(7)
The RSU award was granted on February 19, 2021. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(8)
The RSU award was granted on February 18, 2022. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(9)
The RSU award was granted on February 20, 2023. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(10)
The Stock Option award was granted on February 18, 2022. The Stock Option vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(11)
The RSU award was granted on November 18, 2022 in connection with Mr. Kaddaras’s hiring. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(12)
The RSU award was granted on July 23, 2021 in connection with Mr. Mobassaly’s promotion to Senior Vice President, General Counsel.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   73

Option Exercises and Stock Vested in FY23
The following table shows certain information regarding stock vested during FY23 with respect to our NEOs. Our NEOs did not exercise any options during FY23.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Rami Rahim	424,649	$13,389,866
Kenneth Miller	135,351	$4,267,533
Manoj Leelanivas	133,629	$4,213,364
Christopher Kaddaras	87,057	$2,358,596
Robert Mobassaly	41,423	$1,265,827

(1)
The value realized upon vesting is calculated by multiplying the number of shares vested by the closing price of Juniper Networks’ common stock on the vest date (or, in the event the vest date occurs on a holiday or weekend, the closing price of Juniper Networks’ common stock on the immediately preceding trading day)

Potential Payments Upon Termination or Change of Control
In addition to compensation designed to reward employees for service and performance, the Committee, in consultation with our compensation consultant, approved severance and change of control benefits for certain employees, including the NEOs, as described further below. Our severance and change of control arrangements are designed to be generally consistent with the pay practices of our Peer Group. The Committee, with input from its compensation consultant, annually reviews the terms and conditions of our severance and change of control arrangements for our executive officers and will make adjustments when and to the extent it deems appropriate.
Potential Severance Payments Upon Termination Outside of a Change in Control
Under severance agreements with Messrs. Rahim, Miller, Leelanivas, Kaddaras, and Mobassaly, in the event the employee is terminated involuntarily by Juniper Networks without cause or the employee resigns for good reason, and provided the employee executes a full release of claims, the employee will be entitled to receive the following severance benefits:
•
an amount equal to 12 months of base salary, or 16.5 months of base salary with respect to Mr. Rahim, in each case as in effect immediately prior to the termination;

•
in lieu of continuation of benefits (whether or not the individual elects COBRA), an amount equal to 12 times the monthly premium cost for coverage under COBRA based on the employee’s benefit plan elections in place as of the date of termination; and

•
if such employee terminates after the end of a performance period for an annual bonus, but prior to the date of payment, an amount equal to the annual bonus based on actual performance for the performance period and (b) if such employee terminates during a performance period for an annual bonus after the performance metrics have been established, a pro-rated annual bonus for such fiscal year equal to the annual bonus the employee would have received based on actual performance for such fiscal year if the employee had remained employed for the entire fiscal year, but pro-rated based on the number of days employed in such year.

All current severance agreements with our NEOs will expire per their terms in January 2027. The Committee periodically reviews our severance agreement terms and practices, and we expect that severance agreements with similar terms will be put in place with our NEOs upon expiration of the current agreements.

The following table describes the potential payments that would have been provided to each of the NEOs if such NEO was involuntarily terminated by Juniper Networks without cause or resigned for good reason outside of a change of control context on December 31, 2023.
Executive	Base Salary Severance Component	Incentive Component(1)	Value of Equity Awards	Value of Benefits	Total
Rami Rahim	$1,000,000	$1,575,000	N/A	$36,086	$2,611,086
Kenneth Miller	$650,000	$585,000	N/A	$36,086	$1,271,086
Manoj Leelanivas	$650,000	$585,000	N/A	$36,086	$1,271,086
Christopher Kaddaras	$635,000	$571,500	N/A	$25,590	$1,232,090
Robert Mobassaly	$480,000	$648,000	N/A	$36,086	$1,164,086

(1)
The amount of the annual bonus for FY23 was determined by the Committee in 2024 following the completion of the performance period. The incentive component reflects the total incentive compensation that such NEOs received with respect to FY23 because no equity will have been issued as of December 31, 2023.

Change of Control Severance
All current change of control agreements with our NEOs will expire per their terms on the later of (i) January 2027 or (ii) the date when all of the obligations under the change of control agreement have been satisfied if the applicable NEO’s termination occurred following a change of control and prior to January 2027. The Committee periodically reviews our change of control agreement terms and practices, and we expect that change of control agreements with similar terms will be put in place with our NEOs upon expiration of the current agreements. The Committee takes into account an executive’s current role and the impact of a transaction on the role before renewing or replacing the agreements.
Provided the executive signs a release of claims and complies with certain post-termination non-solicitation and non-competition obligations, all NEOs will receive change of control severance benefits if within 12 months following a change of control the executive is terminated without cause or the executive terminates the executive’s employment with the Company (or any parent or subsidiary of the Company) for good reason (both cause and good reason are defined in the agreement). These change of control severance benefits consist of:
•
a cash payment equal to 150% (or 200% in the case of Mr. Rahim) of the executive’s annual base salary and target bonus for the fiscal year in which the change of control or the executive’s termination occurs, whichever is greater;

•
acceleration of vesting of all of the executive’s then unvested outstanding stock options, stock appreciation rights, performance shares, RSUs, and other Company equity compensation awards that vest based on time, and with respect to equity compensation awards that vest wholly or in part based on factors other than time, such as performance (whether individual or based on external measures such as Company performance, market share, stock price, or otherwise): (i) any portion for which the measurement or performance period or performance measures will have been completed as of the date of the qualifying termination (as provided for in the applicable award agreement) shall immediately vest, if at all, based on actual performance and, if applicable, become exercisable (and any rights of repurchase by the Company or restriction on sale shall lapse), and (ii) the remaining portions shall immediately vest and, if applicable, become exercisable (and any rights of repurchase by the Company or restriction on sale shall lapse), in an amount equal to the number that would be calculated if the performance measures were achieved at the target level (provided that if there is no “target” level, then such amount shall equal 100% of the equity compensation awards that could vest with respect to that measurement period); and

•
in lieu of continuation of benefits (whether or not the individual elects COBRA), an amount equal to 12 times the monthly premium cost for coverage under COBRA based on the employee’s benefit plan elections in place as of the date of termination.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   75

Under the terms of our 2015 Equity Incentive Plan, in the event of certain corporate transactions, if the equity awards are not assumed or substituted by the successor entity involved in the corporate transaction, each NEO’s equity awards will fully vest or vest at such other level(s) as provided in the applicable award agreement. Our NEOs’ PSA award agreements provide that in the event that such equity awards are assumed or substituted, they will convert into time-based awards, which will settle on the normal vesting date. Such PSA award agreements also provide that irrespective of whether such awards are assumed or substituted, any portion for which the measurement or performance period or performance measures will have been completed as of the date of the qualifying termination shall vest, if at all, based on actual performance, and the performance period of PSAs that vest based on TSR shall be shortened to the date of the change in control. The value of assumed or substituted PSA and RSU awards and the value of PSA and RSU awards that are not assumed or substituted is the same as the value of PSA and RSU awards that accelerate pursuant to a qualifying termination that occurs in connection with a change in control and is described in the column entitled “Value of Accelerated Equity Awards” in the table below.
Potential Change of Control Payments
The following table describes the potential payments that would have been provided for each of the NEOs upon termination of employment in connection with a change of control of Juniper Networks, as described above, assuming such termination and change of control both occurred on December 31, 2023.
Executive(1)	Base Salary Severance Component	Incentive Compensation Severance Component(2)	Benefits Severance Component	Value of Accelerated Equity Awards(3)	Total
Rami Rahim	$2,000,000	$3,500,000	$36,086	$27,117,467	$32,653,553
Kenneth Miller	$975,000	$975,000	$36,086	$8,535,772	$10,521,858
Manoj Leelanivas	$975,000	$975,000	$36,086	$9,968,463	$11,954,550
Christopher Kaddaras	$952,500	$952,500	$25,590	$7,524,015	$9,454,605
Robert Mobassaly	$720,000	$720,000	$36,086	$3,163,091	$4,639,178

(1)
All NEOs are subject to a better-after-tax provision whereby Juniper Networks would either pay the NEO (i) the full amount of the NEO’s severance benefits or, alternatively (ii) an amount of certain severance benefits otherwise payable to the NEO such that the severance benefits will not be subject to the tax imposed by Section 4999 of the Code, whichever produces the better after-tax result for the NEO. The amounts above do not reflect the impact of the better-after-tax provision.

(2)
The value of incentive severance component reflects the total target incentive compensation that such NEOs received with respect to FY23 because no equity will have been issued as of December 31, 2023.

(3)
The value of accelerated unvested equity awards is based on a per share price of  $29.48, which was the closing price as reported on December 29, 2023. With respect to the value shown in the column “Value of Accelerated Equity Awards”, (a) for PSAs (or portions thereof) that are earned based on the achievement of annual financial performance during a three-year performance period, the equity value is calculated based on the sum of  (i) earned, but unvested shares and (ii) target unearned and unvested shares, and (b) for PSAs (or portions thereof) that are earned based on the Company’s TSR relative to the S&P 500 Index, the equity value reflects target achievement of such awards.

*
The calculation of these payments does not reflect the HPE Merger. For discussion of the potential change of control payments payable to our NEOs in connection with the HPE Merger, see the definitive merger proxy filed with the SEC on February 26, 2024 as supplemented March 21, 2024.

Pay Ratio
We determined that, based on reasonable estimates, the median of the annual total compensation of all of our employees, except our CEO, was $122,443 for 2023. The annual total compensation of our CEO was $13,646,142 for 2023 as reflected in the “Summary Compensation Table” above. Accordingly, for 2023, our reasonable estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our other employees was 111:1.
We identified our median employee based on the 2023 target total direct compensation for all individuals (other than our CEO) who were employed by the Company on December 31, 2023, the last day of our fiscal year. “Target total direct compensation” for this purpose consisted of each employee’s actual salary or base wages earned in 2023, the employee’s target non-equity incentive opportunity for 2023, and the fair market value of the employee’s equity incentive awards granted in 2023. For purposes of this analysis, we converted all employee compensation to U.S. dollars. In our analysis, we did not annualize the compensation of any permanent employees that were not employed by the Company for all of 2023, nor did we exclude any individuals that were employed by the Company on December 31, 2023.

Pay vs. Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance measures of the Company. For further information concerning the Company’s pay-for-performance philosophy and how executive compensation aligns with the Company’s performance, please see the “Executive Compensation — Compensation Discussion and Analysis” section of this proxy statement.
Pay vs. Performance Table
Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”)(1)	Compensation Actually Paid (“CAP”) to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average CAP to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)(7)	Net Revenue (millions)(8)
					Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
FY23	$13,646,142	$8,374,448	$4,356,720	$3,125,074	$135.09	$107.36	$310.2	$5,564.5
FY22	$16,630,540	$14,380,833	$5,212,505	$2,945,996	$142.13	$95.61	$471.0	$5,301.2
FY21	$11,870,290	$26,615,099	$3,963,437	$8,587,668	$154.61	$127.87	$252.7	$4,735.4
FY20	$11,420,651	$8,165,729	$3,445,381	$2,562,896	$94.66	$122.04	$257.8	$4,445.1

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Rahim (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of  “compensation actually paid” to Mr. Rahim, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned or received by Mr. Rahim during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Rahim’s total compensation for each year to determine the “compensation actually paid”:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
FY23	$13,646,142	$11,835,849	$6,564,155	$8,374,448
FY22	$16,630,540	$14,713,659	$12,463,952	$14,380,833
FY21	$11,870,290	$9,774,868	$24,519,677	$26,615,099
FY20	$11,420,651	$9,658,395	$6,403,473	$8,165,729

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   77

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value from End of the Prior Year to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
FY23	$8,552,270	$(1,777,587)	$—	$(210,528)	$—	$—	$6,564,155
FY22	$11,813,496	$1,091,751	$—	$(441,295)	$—	$—	$12,463,952
FY21	$14,673,782	$9,323,142	$—	$522,754	$—	$—	$24,519,677
FY20	$6,993,184	$(9,863)	$—	$(579,848)	$—	$—	$6,403,473

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Rahim, who has served as our CEO since 2014) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Rahim) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Manoj Leelanivas, Kenneth Miller, Robert Mobassaly, and Christopher Kaddaras, (ii) for 2022, Manoj Leelanivas, Kenneth Miller, Robert Mobassaly, Christopher Kaddaras, and Marcus Jewell; (iii) for 2021, Anand Athreya, Manoj Leelanivas, Kenneth Miller, and Marcus Jewell; and (iv) for 2020, Anand Athreya, Manoj Leelanivas, Brian Martin, and Kenneth Miller.

(4)
The dollar amounts reported in column (e) represent the average amount of  “compensation actually paid” to the NEOs as a group (excluding Mr. Rahim), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Rahim) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Rahim) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
FY23	$4,356,720	$3,324,489	$2,092,843	$3,125,074
FY22	$5,212,505	$4,457,713	$2,191,204	$2,945,996
FY21	$3,963,437	$3,012,829	$7,637,061	$8,587,668
FY20	$3,445,381	$2,654,157	$1,771,673	$2,562,896

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Change in Fair Value from End of the Prior Year to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
FY23	$2,606,464	$(364,246)	$—	$(149,375)	$—	$—	$2,092,843
FY22	$3,392,943	$(962,644)	$—	$(239,095)	$—	$—	$2,191,204
FY21	$4,482,812	$2,909,642	$—	$244,607	$—	$—	$7,637,061
FY20	$2,016,641	$(50,984)	$—	$(193,985)	$—	$—	$1,771,673

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends during the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end of the applicable measurement period and December 31, 2019 by the Company’s share price at December 31, 2019, the beginning of the measurement period.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Nasdaq Telecommunications Index.

(7)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8)
Net Revenue is calculated in accordance with GAAP. While we use numerous financial and non-financial performance measures to evaluate performance under the Company’s compensation programs, net revenue is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to Company performance.

Pay vs. Performance Discussion and Analysis
As described in more detail in the “Executive Compensation — Compensation Discussion and Analysis,” of this proxy statement, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company uses several financial and non-financial performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay vs. Performance table above. The Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular fiscal year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay vs. Performance table.
The following graph shows that the amount of compensation actually paid to our CEO and the average amount of compensation actually paid to our non-CEO NEOs as a group is generally aligned with the Company’s cumulative TSR over the three years presented in the table. The alignment of compensation actually paid with the Company’s cumulative TSR over the period presented is because equity awards comprise a significant portion of the compensation actually paid to the CEO and other NEOs. As described in more detail in the section “Executive Compensation — Compensation Discussion and Analysis — Appropriate Pay Mix,” the Company targets that approximately 83% of the value of total compensation awarded to the CEO and approximately 76% of the value of total compensation awarded to the other NEOs who served for all of FY23 is composed of equity awards, including restricted stock units, performance-based restricted stock units and stock options.
Compensation Actually Paid and Net Income
The following graph shows the amount of compensation actually paid to Mr. Rahim compared to the average amount of compensation actually paid to our NEOs as a group (excluding Mr. Rahim) from 2020 through fiscal 2023. While we do not use net income specifically as a performance measure in the overall executive compensation program, it is strongly correlated with Non-GAAP EPS, which we use as a metric for performance-based equity awards, as described in more detail in the section “Executive Compensation — Compensation Discussion and Analysis”.
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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   79

Compensation Actually Paid vs. Net Income
Compensation Actually Paid (millions)
Net Income (millions)
$0
$5
$10
$15
$20
$25
$30
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$257.8
$252.7
$471.0
$310.2
$8.2
$2.6
$26.6
$8.6
$14.4
$2.9
$8.4
$3.1
2020
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

Compensation Actually Paid and Revenue
As shown by the following graph, the amount of compensation actually paid to Mr. Rahim and the average amount of compensation actually paid to our NEOs as a group (excluding Mr. Rahim) is generally aligned with our net revenue over the four years presented in the table. While we use numerous financial and non-financial performance measures to evaluate performance under our compensation programs, net revenue is the financial performance measure that, in our assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to our NEOs, for the most recently completed fiscal year, to Company performance. We use net revenue when setting goals in our short-term incentive compensation program, as well as for setting goals for the performance-based RSUs that are awarded to our NEOs, as described in more detail in the section “Executive Compensation — Compensation Discussion and Analysis.”

Cumulative TSR of the Company vs. Peer Group
In this Pay vs. Performance section, the Company’s peer group is the Nasdaq Telecommunications Index, which we use for purposes of Item 201(e)(ii) of Regulation S-K. The performance graph below shows the cumulative total stockholder return over a four-year period assuming the investment of $100 on December 31, 2019, in each of Juniper Networks’ common stock and the Nasdaq Telecommunications Index. Total stockholder return assumes reinvestment of all dividends.
Financial Performance Measures
The most important financial performance measures we used to link executive compensation to Company performance during FY23 were:
•
Revenue

•
Non-GAAP Earnings per Share

•
Software Revenue

•
Relative TSR (as compared to a peer group of companies established by the Compensation Committee)

Additional details about each of these financial measures and the role of the Company’s performance in each of these measures in determining our executive compensation are discussed in greater detail in the “Executive Compensation — Compensation Discussion and Analysis” section of this proxy statement.
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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   81

Compensation Consultant Disclosure
During 2023, the Compensation Committee engaged Compensia as its advisor to provide analysis, advice and guidance on executive and non-employee director compensation. As the Compensation Committee’s consultant, Compensia reported to the Compensation Committee, made recommendations directly to the Compensation Committee, attended all Compensation Committee meetings in person or by phone, and attended portions of the Compensation Committee’s executive sessions without the involvement of management as required by the Compensation Committee and to support the Compensation Committee’s independent decision-making.
In advising the Compensation Committee, it is necessary for the consultant advisor to interact with management to gather information and support the Compensation Committee in an effective manner, but the Compensation Committee has adopted protocols that require the approval of the Compensation Committee or its chairperson for such interactions. These protocols are included in Compensia’s engagement letter. The Compensation Committee also determines the appropriate forum for receiving consultant recommendations. Where the Compensation Committee deems appropriate, management invitees are present to provide context for the recommendations. This approach helps enable the Compensation Committee to make independent decisions about executive compensation after taking into consideration both the compensation consultant’s recommendations and management’s perspectives.
The Compensation Committee’s compensation consultant performed the following services related to executive and non-employee director compensation in 2023 at the request of the Compensation Committee:
•
Assessed and recommended revisions to the composition of the Peer Group for collecting competitive pay data;

•
Evaluated the competitive positioning of the Company’s executive officers’ base salaries, annual incentive and long-term incentive compensation relative to the Peer Group (used in our evaluation of 2023 pay actions);

•
Advised on target award levels within the 2023 annual and long-term incentive programs for executive officers and senior management;

•
Provided advice on the design and structure of the Company’s 2023 and 2024 annual and long-term incentive plans, including performance metrics and weighting, performance scaling and the length of performance periods/vesting restrictions;

•
Provided input into our Board’s evaluation of our Chief Executive Officer;

•
Advised the Compensation Committee in determining pay actions for our Chief Executive Officer in February 2023;

•
Assessed the competitiveness of the Company’s compensation practices for non-employee directors relative to compensation at the Peer Group;

•
Provided advice on the Company’s overall equity plan usage relative to the practices of the Peer Group;

•
Provided input into the Company’s policies related to compensation risk mitigation, including its claw-back policy and stock ownership guidelines;

•
Reviewed and provided input on our Compensation Discussion and Analysis and compensation risk assessment process; and

•
Provided regular, ongoing updates on regulatory and market developments related to executive and non-employee director pay.

In addition, Compensia was engaged by our Board to advise on certain employee retention programs in connection with the HPE Merger for which it received fees that did not exceed $120,000.

 Compensation Consultant Disclosure

Independence Disclosure
The Compensation Committee considered Compensia’s independence in light of the SEC rules and NYSE listing standards. At the Compensation Committee’s request, Compensia provided information addressing the independence of the individual compensation advisor and consulting firm, including the following factors: (1) any other services provided by the consulting firm to the Company; (2) fees paid by the Company as a percentage of the consulting firm’s total revenue; (3) policies and procedures adopted by the consulting firm to prevent conflicts of interest; (4) any business or personal relationships between the individual compensation advisor and a member of the Compensation Committee; (5) any Company stock owned by the individual compensation advisor; and (6) any business or personal relationships between our executive officers and the individual compensation advisor or consulting firm. The Compensation Committee assessed these factors and concluded that Compensia was independent under the SEC rules and NYSE listing standards.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   83

Equity Compensation Plan Information
The following table provides information as of December 31, 2023 about our common stock that may be issued under the Company’s equity compensation plans, including option plans and employee stock purchase plans. The table does not include information with respect to shares subject to outstanding awards assumed by the Company in connection with acquisitions of the companies that originally granted those awards.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in (a)) (c)
Equity compensation plans approved by security holders(1)	17,334,358(2)	$4.71(3)	6,607,128(4)
Equity compensation plans not approved by security holders	—	—	—
Total(5)	17,334,358	$4.71	6,607,128

(1)
Includes the 2015 Plan and the 2008 ESPP.

(2)
Includes shares subject to any equity award that were outstanding as of December 31, 2023 that were issued under the 2015 Plan. The number of PSAs included assumes achievement at maximum. With respect to certain PSAs, the maximum number of shares issuable equals 200% of target. Excludes purchase rights granted under the 2008 ESPP.

(3)
RSUs and PSAs, which do not have an exercise price, as well as purchase rights accruing under the 2008 ESPP, are excluded from the calculation of weighted-average exercise price.

(4)
As of December 31, 2023, an aggregate of  (i) 2,976,123 shares of common stock were available for issuance under the 2015 Plan and (ii) 3,361,005 shares of common stock were available for issuance under the 2008 ESPP, including 1,326,724 shares that were purchased during the purchase period under the 2008 ESPP commencing on August 1, 2023 and ending on January 31, 2024. No participant will be permitted to purchase during any twelve (12) month period more than 6,000 shares of our common stock under the 2008 ESPP.

(5)
This table does not include equity awards that have been assumed by the Company in connection with the acquisition of other companies. As of December 31, 2023, the following assumed equity awards were outstanding: 352,210 shares issuable upon exercise of outstanding options, 3,021,616 shares subject to RSUs, and 2,284,120 shares subject to restricted stock awards. The weighted average exercise price of such outstanding options was $4.71 per share. No additional equity awards may be granted under any assumed arrangement.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The following table sets forth information, as of April 8, 2024 (except where another date is indicated), concerning:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of Juniper Networks’ common stock;

•
beneficial ownership by Juniper Networks directors and director nominees and the NEOs included in the “Summary Compensation Table” contained in this proxy statement; and

•
beneficial ownership by all current Juniper Networks directors and current Juniper Networks executive officers as a group.

The information provided in the table is based on Juniper Networks’ records, information filed with the SEC and information provided to Juniper Networks, except where otherwise noted.
The number of shares beneficially owned by each entity, person, director, or executive officer is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares that the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of June 7, 2024 (60 days after April 8, 2024) through the exercise of any stock option or other right. Unless otherwise indicated, to our knowledge each person has sole voting and investment power (or shares such powers with such person’s spouse) with respect to the shares set forth in the following table. In addition, unless otherwise indicated, all persons named below can be reached at Juniper Networks, Inc., 1133 Innovation Way, Sunnyvale, California 94089.
Beneficial Ownership Table
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	41,126,775(2)	12.66%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	34,956,435(3)	10.76%
Dodge & Cox 555 California Street, 40th Floor, San Francisco, CA 94014	34,469,105(4)	10.61%
State Street Corporation 1 Congress Street, Suite 1, Boston, MA 02114	16,225,114(5)	4.99%
Anne DelSanto	33,325(6)	*
Kevin DeNuccio	21,550(6)	*
James Dolce	31,995(6)	*
Steven Fernandez	14,789(6)	*
Christine Gorjanc	44,125(6)	*
Janet Haugen	44,125(6)	*
Christopher Kaddaras	76,207	*
Scott Kriens	2,270,502(7)	*
Manoj Leelanivas	61,640	*
Rahul Merchant	81,495(8)	*
Kenneth Miller	265,263(9)	*
Robert Mobassaly	40,940	*
Rami Rahim	1,003,429(10)	*
William Stensrud	117,519(11)	*
All Current Directors and Executive Officers as a Group (15 persons)	4,151,227(12)	1.28%

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   85

*
Represents holdings of less than one percent.

(1)
The percentages are calculated using 324,885,645 outstanding shares of the Company’s common stock on April 8, 2024, as adjusted pursuant to Rule 13d-3(d)(1)(i). Pursuant to Rule 13d-3(d)(1) of the Exchange Act, shares beneficially owned by a person or group includes shares of common stock that such person or group has the right to acquire within 60 days after April 8, 2024, which includes, but is not limited to, shares subject to RSUs or performance share awards that will vest within 60 days of April 8, 2024.

(2)
Based on information reported, as of December 31, 2023, on Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group and certain of its subsidiaries (collectively, “Vanguard”). According to its Schedule 13G/A, Vanguard reported having the sole power to vote or direct the vote over 0 shares, the shared power to vote or direct the vote over 339,796 shares, the sole power to dispose of or to direct the disposition of 39,717,010 shares and the shared power to dispose or to direct the disposition of 1,409,765 shares.

(3)
Based on information reported, as of December 31, 2023, on Schedule 13G/A filed with the SEC on January 23, 2024 by BlackRock, Inc. and certain of its subsidiaries (collectively, “BlackRock”). According to its Schedule 13G/A, BlackRock reported having the sole power to vote or direct the vote over 31,985,154 shares and dispositive power over 34,956,435 shares of Juniper common stock and the shared power to dispose or to direct the disposition of 0 shares of Juniper common stock.

(4)
Based on information reported, as of December 31, 2023, on Schedule 13G/A filed with the SEC on February 13, 2024 by Dodge & Cox (“D&C”). According to its Schedule 13G/A, D&C reported having the sole power to vote or direct the vote over 32,748,893 shares and dispositive power over all shares beneficially owned.

(5)
Based on information reported, as of December 31, 2023, on Schedule 13G filed with the SEC on January 29, 2024, by State Street Corporation and certain of its subsidiaries (collectively, “State Street”). According to its schedule According to its Schedule 13G, State Street reported having the sole power to vote or direct the vote over 0 shares of Juniper common stock, the shared power to vote or direct the vote over 9,360,981 shares of Juniper common stock, the sole power to dispose of or to direct the disposition of 0 shares of Juniper common stock and the shared power to dispose or to direct the disposition of 16,171,321 shares of Juniper common stock.

(6)
Includes 7,682 RSUs that are scheduled to vest within 60 days of April 8, 2024.

(7)
Includes 125,275 shares held in trust of which Mr. Kriens is the sole trustee, 97,545 shares held in trust of which Mr. Kriens’ spouse is the trustee, 1,860,000 shares held by the 2020 Kriens Charitable Remainder Unitrust, of which Mr. Kriens and his spouse are the trustees, 180,000 shares held by KDI Trust LP, and 7,682 RSUs that are scheduled to vest within 60 days of April 8, 2024.

(8)
Includes 6,256 shares held in trust of which Mr. Merchant’s wife is the sole trustee, 6,255 shares held in trust of which Mr. Merchant is the sole trustee, and 7,682 RSUs that are scheduled to vest within 60 days of April 8, 2024.

(9)
Includes 180,828 shares held by The Miller 2002 Revocable Trust, of which Mr. Miller is the trustee.

(10)
Includes 1,003,429 shares held by the Rahim Family Trust, of which Mr. Rahim and his spouse are the trustees.

(11)
Includes 102,730 shares held in a trust of which Mr. Stensrud is the trustee, and 7,682 RSUs that are scheduled to vest within 60 days of April 8, 2024.

(12)
Includes 69,138 RSUs that are scheduled to vest within 60 days of April 8, 2024.

Executive Officer and Director Stock Ownership Guidelines
The Company has adopted stock ownership guidelines to further align the interests of the NEOs, certain former NEOs, and non-employee directors with the interests of our stockholders and to promote the Company’s commitment to sound corporate governance.
The ownership guidelines applicable to NEOs are determined as a multiple of the officer’s base salary. The Company’s Chief Executive Officer is required to hold shares of Juniper Networks common stock with a value equal to at least six (6) times their annual base salary. The other NEOs are required to hold shares of Juniper Networks common stock with a value equal to three (3) times their annual base salary. The base salary guideline for each person will be re-calculated annually, and will be based on applicable base salary in effect on December 31 of each year. NEOs are required to achieve the applicable level of ownership within five (5) years from the date the stock ownership guidelines become applicable to such individual. Each NEO is further required to retain at least 50% of the net shares (i.e., after taking into account any shares the Company sold or withheld to satisfy such NEO’s tax withholding obligations) acquired from the Company until the minimum ownership requirement is achieved.
Once a person has been designated as an NEO, the person will be subject to these guidelines until no longer an officer or director of the Company, or until not identified as an NEO in the Company’s annual proxy statement for three consecutive years.
The Company’s Chief Executive Officer is also required to hold an amount equal to 100% of the net shares (i.e., after taking into account any shares the Company sold or withheld to satisfy the Chief Executive Officer’s tax withholding obligations) acquired from the Company with respect to all equity awards granted to him or her for at least 12 months after the vesting of such equity awards.
Outside directors are required to hold shares of Juniper Networks common stock with a value equal to five (5) times the amount of the annual cash retainer paid to outside directors for service on the Board (excluding additional committee retainers, if any). This ownership guideline was initially calculated using the annual cash retainer for service as a director (but not including additional retainers associated with committee or Chair service) as of the date the person first became subject to these guidelines as an outside director. The ownership guidelines are initially based on the applicable annual cash retainer for service as a director as of December 31, 2023, and are re-calculated annually thereafter based on the applicable annual cash retainer in effect on December 31 of each year. Outside directors are required to achieve the applicable level of ownership within five (5) years from the date the person first became a non-employee member of the Board.
Shares of our common stock that count toward the satisfaction of the ownership guidelines include shares owned outright by the NEO or director or his or her immediate family members residing in the same household and shares held in trust for the benefit of the NEO or director or his or her family. The value of a share is measured on December 31 of each year as the greater of (i) the average closing price over the 12 months preceding the date of calculation or (ii) the purchase price actually paid by the person for such share of Company common stock.
As of the record date, all individuals subject to the stock ownership guidelines were in compliance with the requirements in the guidelines. A complete copy of the Company’s stock ownership guidelines is available at the Investor Relations Center on our website at https://investor.juniper.net/investor-relations/corporate-governance/default.aspx.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   87

Certain Relationships and Related Transactions
Our Board has adopted a written policy, which we refer to as our Related Person Transaction Policy, for the review of any transaction, arrangement, or relationship in which the Company or any of our subsidiaries was, is or will be a participant, the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, and any one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members or certain related entities), each of whom we refer to as a “related person,” has or will have a direct or indirect material interest.
Anyone seeking approval of a potential related person transaction must provide notice to our General Counsel of the facts and circumstances involved. If our General Counsel determines that the proposed transaction is or could reasonably be a related person transaction, such transaction will be submitted to our Audit Committee. Our Audit Committee will review and approve or disapprove all related person transactions and will consider all material factors it deems applicable or appropriate in making a determination. Any member of the Audit Committee who has an interest in, or has an immediate family member with an interest in a transaction under discussion must abstain from voting on the approval of the related person transaction, and if the majority of the Audit Committee must abstain from voting, the related person transaction must be approved by the N&CG Committee. No related person transaction will be approved unless it is, overall, in or not inconsistent with the best interests of the Company and its stockholders.
Notwithstanding the foregoing, transactions specifically excluded by the instructions to Item 404(a) of Regulation S-K, the SEC’s related person transaction disclosure rule, as such rule may be amended from time to time, are not deemed related person transactions under our Related Person Transaction Policy (although they may require approval under other policies we have in effect, including our Worldwide Code of Business Conduct and Ethics).
During fiscal 2023, the Company received approximately $0.2 million in revenue from sales of its products and services to the Vanguard Group, a beneficial owner of more than 5% of the Company’s common stock. The sales were made in the ordinary course of business.
To our knowledge, other than as set forth above, since the beginning of fiscal 2023, Juniper Networks has not been a participant in a transaction in which any related person of Juniper Networks had or will have a direct or indirect material interest, as contemplated by Item 404(a) of Regulation S-K.

General Information
Questions and Answers about the Proxy Materials and the Annual Meeting
Why am I receiving these materials?
The Board of Juniper Networks has made these materials available to you on the Internet or, upon your request, has delivered these materials electronically by email or printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at our 2024 annual meeting of stockholders, which will be held on June 4, 2024. As a Juniper Networks stockholder as of April 8, 2024 (the “Record Date”), you are invited to attend the annual meeting and are entitled and requested to vote on the items of business described in this proxy statement.
What is included in these materials?
These materials include (i) our proxy statement for the annual meeting and (ii) our Annual Report on Form 10-K for fiscal 2023, which includes our audited consolidated financial statements. If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction card for the annual meeting.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about April 23, 2024, we are sending a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, to our stockholders of record and beneficial owners as of the Record Date. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com). You may also request to receive a set of the proxy materials by mail or electronically by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
How can I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how to:
•
View our proxy materials for the annual meeting on the Internet; and

•
Instruct us to send future proxy materials to you electronically by email or in paper copy by mail.

Choosing to access our proxy materials on the Internet or to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
How may I obtain Juniper Networks’ Annual Report on Form 10-K?
Stockholders may request a free copy of our Annual Report on Form 10-K for fiscal 2023 with a written request to our principal executive offices at Juniper Networks, Inc., Attn: Investor Relations, 1133 Innovation Way, Sunnyvale, CA 94089 or at investor-relations@juniper.net. We will also furnish any exhibit to the Annual Report on Form 10-K for fiscal 2023 if specifically requested in writing. A copy of our Annual Report on Form 10-K for fiscal 2023 is also available with our proxy materials at www.proxyvote.com. In addition, you can access a copy on the website of the SEC at www.sec.gov or at our website at https://investor.juniper.net/investor-relations/.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   89

How may I obtain a separate set of proxy materials?
As a result of Juniper Networks’ adoption of “householding,” if you share an address with another stockholder, you may receive only one Notice (or other stockholder communications, including our proxy materials) unless you have provided contrary instructions. Juniper Networks will deliver promptly upon written or oral request a separate Notice (or other stockholder communications, including our proxy materials), now or in the future, to any stockholder at a shared address to which a single copy of these documents was delivered. To request a separate copy, contact Juniper Networks’ Investor Relations Department at Juniper Networks, Inc., Attn: Investor Relations, 1133 Innovation Way, Sunnyvale, CA 94089 or at investor-relations@juniper.net.
If you share an address with another stockholder and have received multiple copies of the Notice (or other stockholder communications, including our proxy materials), you may write to or call us at the above address and phone number to request delivery of a single copy of these documents.
What is the date, time, and format of the 2024 annual meeting?
We will hold the 2024 annual meeting of stockholders on June 4, 2024 at 9:00 a.m. Pacific Time, virtually via the internet at www.virtualshareholdermeeting.com/JNPR2024. Online check-in will be available beginning at 8:45 a.m. Pacific Time. Please allow ample time for the online check-in procedures. The platform for the virtual annual meeting includes functionality that affords validated stockholders the same meeting participation rights and opportunities they would have at an in-person meeting. Instructions to access and log-in to the virtual annual meeting are provided below, and once admitted, stockholders may view reference materials such as our list of stockholders as of the Record Date, submit questions and vote their shares by following the instructions that will be available on the meeting website.
How do I attend the 2024 annual meeting?
In order to access and attend the virtual annual meeting, you will be asked to provide your 16-digit control number. Instructions on how to attend and participate via the internet are posted at www.virtualshareholdermeeting.com/JNPR2024. Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the SEC. The virtual meeting platform is widely supported across most browsers and devices running the most updated version of applicable software and plugins. Participants should, however, allow sufficient time prior to the start of the meeting to log-in and ensure that they can hear streaming audio prior to the start of the meeting. If any log-in difficulties are encountered, please call the technical support number on the log-in page.
Will the 2024 annual meeting be webcast?
Yes. You may attend the annual meeting virtually at www.virtualshareholdermeeting.com/JNPR2024 where you will be able to vote electronically and submit questions during the meeting.
How do I submit a question at the 2024 annual meeting?
You may submit a question during the meeting via our virtual stockholder meeting website, www.virtualshareholdermeeting.com/JNPR2024. If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast.
What if there are technical difficulties during the 2024 annual meeting?
If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), our Chair will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/JNPR2024.
How may I access an electronic list of stockholders of record entitled to vote at the 2024 annual meeting of stockholders?
We will make available an electronic list of stockholders of record as of the Record Date for inspection by stockholders from May 25, 2024 through June 3, 2024. To access the electronic list during these dates, please send your request, along with proof of ownership, by email to investor-relations@juniper.net. You will receive confirmation of your request and instructions on how to view the electronic list.

 General Information

What items of business will be voted on at the 2024 annual meeting and how does the Board recommend that I vote?
		Vote Required	Board Recommendation
Proposal 1	To elect ten directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified.	Number of votes cast “FOR” exceeds number of votes cast “AGAINST” for each director	FOR each nominee
Proposal 2	To ratify the appointment of Ernst & Young LLP as Juniper Networks, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	Majority of the total votes cast by holders of shares present through the virtual meeting or represented by proxy	FOR
Proposal 3	To hold a non-binding advisory vote regarding executive compensation.	Majority of the total votes cast by holders of shares present through the virtual meeting or represented by proxy	FOR
Proposal 4
To approve the amendment and restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 7,000,000 and eliminate the term of the plan.
		Majority of the total votes cast by holders of shares present through the virtual meeting or represented by proxy	FOR
Proposal 5
To approve the amendment and restatement of the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 and eliminate the term of the plan.
		Majority of the total votes cast by holders of shares present through the virtual meeting or represented by proxy	FOR
We will also consider any other matters that may properly be brought before the 2024 annual meeting of stockholders (and any postponements or adjournments thereof).
How does the pending acquisition by HPE impact the annual meeting?
The annual meeting does not relate to the HPE Merger, which was approved at a special meeting of stockholders held on April 2, 2024. Until the HPE Merger is completed, Juniper will continue to function as an independent public company and therefore we are filing this proxy statement and proxy notice in the ordinary course.
What shares can I vote?
Each share of common stock issued and outstanding as of the close of business on April 8, 2024, the Record Date, is entitled to vote on all items being voted upon at the annual meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner (i.e., in street name) through a broker, trustee or other nominee such as a bank. More information on how to vote these shares is contained in this proxy statement. On the Record Date, we had approximately 324,885,645 shares of common stock issued and outstanding. Each share of our common stock entitles you to one vote on each matter voted on at the annual meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most Juniper Networks stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially, which may affect how you can vote your shares.
Stockholder of Record — If your shares are registered directly in your name with Juniper Networks’ transfer agent, EQ Shareowner Services, you are considered the stockholder of record with respect to those shares, and the Notice or proxy statement was sent directly to you by Juniper Networks. As the stockholder of record, you have the right to grant your voting proxy directly to Juniper Networks as described in the Notice and this proxy statement or to vote directly at the annual meeting.
Beneficial Owner — If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered the beneficial owner of shares held in street name, and the Notice or proxy statement was forwarded to you by your broker or nominee. As the beneficial owner of shares held in street name, you have the right to direct your broker, trustee, or nominee on how to vote the shares held in your account and are also invited to attend the annual meeting. Please see “How do I attend the 2024 annual meeting?” and “How can I vote my shares at the 2024 annual meeting?” for details on how you can virtually attend the annual meeting as a beneficial owner.

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Since a beneficial owner is not the stockholder of record, your broker, trustee or nominee has provided voting instructions or a voting instruction card to you to use in directing the broker, trustee or nominee on how to vote your shares. If you do not provide your broker, trustee, or nominee with instructions on how to vote your shares, such broker, trustee, or nominee will be able to vote your shares only with respect to the proposal related to the ratification of the appointment of Ernst & Young LLP as our independent auditor for 2024.
How can I vote my shares at the 2024 annual meeting?
You may directly vote shares held in your name as the stockholder of record at the annual meeting. You may directly vote shares held beneficially in street name at the annual meeting only if you obtain a legal proxy and control number from the broker, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, you should also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.
How can I vote my shares without attending the 2024 annual meeting?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy by any of the methods specified below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions in the Notice or proxy card or, for shares held beneficially in street name, the voting instructions provided by your broker, trustee, or nominee.
By Internet — Stockholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards or the Notice and by following the voting instructions on the website. If you hold your shares in street name, please check the Notice or the voting instruction card provided by your broker, trustee, or nominee for Internet voting availability and instructions.
By Telephone — Stockholders of record who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy cards or by following the voting instructions provided by email or over the Internet. If you hold your shares in street name, please check the voting instructions provided by your broker, trustee, or nominee for telephone voting availability and instructions.
By Mail — Stockholders of record who receive proxy materials by mail may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Stockholders who hold shares beneficially in street name and who receive voting materials by mail from their brokers, trustees, or nominees may vote by mail by completing, signing, and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.
Can I change my vote or otherwise revoke my proxy?
You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by granting a new proxy by telephone, over the Internet or by submitting a properly signed proxy card bearing a later date (which automatically revokes the earlier proxy). You may also revoke your proxy by providing a written notice of revocation to Juniper Networks’ Corporate Secretary at Juniper Networks, Inc., ATTN: Corporate Secretary, 1133 Innovation Way, Sunnyvale, California 94089 prior to your shares being voted, or by voting at the annual meeting. Attendance at the annual meeting without any other action will not cause your previously granted proxy to be revoked. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by voting at the annual meeting.
How many shares must be present or represented to conduct business at the annual meeting?
In order for business to be conducted at the annual meeting, a quorum must be present. The presence in person or by proxy of the holders of a majority of shares of common stock issued and outstanding and entitled to vote as of the Record Date will constitute a quorum at the annual meeting. Both abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum.

 General Information

Will my shares be voted if I do not vote as described in the Notice?
Stockholder of Record — If you do not submit a proxy or vote at the annual meeting, your shares will not be voted. If you indicate that you wish to vote as recommended by our Board or if you sign, date and return a proxy card but do not give specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement (e.g., “FOR” for Proposal No. 1 (each director), No. 2, No. 3, No. 4 and No. 5) and in their discretion regarding any other matters properly presented for a vote at our 2024 annual meeting of stockholders. As of the date of this proxy statement, we did not know of any proposals or matters to be raised at the 2024 annual meeting of stockholders other than those presented in this proxy statement.
Beneficial Owner — If your shares are held in street name, your broker may, under certain circumstances, vote your shares. Certain brokerage firms have authority to vote clients’ unvoted shares on certain “routine” matters. If you do not give voting instructions to your broker, your broker may either (1) vote your shares on “routine” matters or (2) leave your shares unvoted. The proposal related to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 is considered a “routine” matter. None of the other proposals are considered “routine” matters, and therefore your broker will not be able to vote on these proposals without your instructions.
If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board, and in the discretion of the proxy holders as to any other matters that may properly come before the annual meeting.
What are broker non-votes?
Broker non-voting occurs when your broker has not received specific voting instructions from you with respect to shares held in street name and the broker does not have discretionary voting authority with respect to a proposal. Broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. However, broker non-votes are not counted for purposes of all proposals and therefore have no effect on the outcome of these proposals, assuming that quorum is obtained. Your broker will not be able to vote your shares with respect to any of the matters presented at the meeting, other than the ratification of the appointment of Ernst & Young LLP as our independent auditor for 2024, unless you give your broker specific voting instructions.
What is the impact of an abstention vote?
Abstentions (shares present at the meeting and voted “abstain”) are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.
What happens if additional matters are presented at the 2024 annual meeting?
Other than the five items of business described in this proxy statement, as of the date of this proxy statement we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Kenneth Miller and Robert Mobassaly, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason any of our director nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.
Who will bear the cost of soliciting votes for the 2024 annual meeting?
Juniper Networks is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these materials and soliciting votes. If you access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We also have hired Innisfree M&A Incorporated to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Innisfree M&A Incorporated a fee of $25,000, plus incidentals and expenses. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

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Where can I find the voting results of the 2024 annual meeting?
We intend to announce voting results from the annual meeting in a current report on Form 8-K within the time period prescribed by SEC rules.
What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2024 annual meeting?
Although the deadline for submitting proposals or director nominations for consideration at the 2024 annual meeting of stockholders has passed, you may submit proposals and director nominations for consideration at future stockholder meetings. For further information, see the section entitled “Stockholder Proposals and Nominations” below.

Stockholder Proposals and Nominations
Because of the HPE Merger discussed above, which was approved at a special meeting of our stockholders held on April 2, 2024, it is not certain that Juniper will hold an annual stockholder meeting in 2025. However, if Juniper does hold a 2025 annual meeting, stockholders may submit proposals and director nominations for consideration at the 2025 annual meeting pursuant to the following procedures.
Requirements for stockholder proposals to be considered for inclusion in the Company’s proxy materials. For a stockholder proposal to be considered for inclusion in Juniper Networks’ proxy statement for the 2025 annual meeting of stockholders, the written proposal must be received by the Corporate Secretary of Juniper Networks at our principal executive offices no later than December 24, 2024. If the date of the 2025 annual meeting of stockholders is moved more than 30 days before or after the anniversary date of the 2024 annual meeting, the deadline for inclusion of proposals in Juniper Networks’ proxy statement for the 2025 annual meeting of stockholders will be a reasonable time before Juniper Networks begins to print and mail its proxy materials for the 2025 annual meeting of stockholders. All such proposals also will need to comply with SEC regulations under Rule 14a-8 of the Exchange Act, which lists the requirements regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
Proxy Access. Any stockholder (or group of up to 20 stockholders) meeting the Company’s continuous ownership requirements of three percent (3%) or more of our common stock for at least three years prior to such nomination who wishes to nominate a candidate or candidates for election in connection with our 2025 annual meeting and require the Company to include such nominee(s) in the proxy statement and form of proxy, must submit a notice to the Corporate Secretary at the principal executive offices of the Company no earlier than the close of business on November 24, 2024 and no later than the close of business on December 24, 2024 (i.e., no earlier than the close of business on the 150th day and no later than the close of business on the 120th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the Company’s 2024 annual meeting of stockholders). If the date of the 2025 annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of 2024 annual meeting, then, for the notice to be timely delivered, it must be received by the secretary not earlier than the close of business on the 120th day prior to the 2025 annual meeting and not later than the close of business on the later of (i) the 90th day prior to the 2025 annual meeting or (ii) the 10th day following the day on which public announcement of the 2025 annual meeting is first made by Juniper Networks.
Requirements for other stockholder proposals and director nominations. Notice of any proposal that a stockholder intends to present at the 2025 annual meeting of stockholders, but does not intend to have included in the Company’s proxy statement and form of proxy relating to the 2025 annual meeting of stockholders, as well as any director nominations, must be timely delivered to the Corporate Secretary in accordance with the bylaws of the Company, which require that the proper notice be received by the Corporate Secretary not more than the close of business on the 75th day and not less than the close of business on the 45th day prior to the one year anniversary of the date Juniper Networks first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) to stockholders in connection with the Company’s 2024 annual meeting of stockholders. In addition, to be in proper form, a stockholder’s notice to the Corporate Secretary must set forth the information required by the Company’s bylaws.
For the 2025 annual meeting of stockholders, the notice must be received no earlier than the close of business on February 7, 2025 and no later than the close of business on March 9, 2025. However, if the date of the 2025 annual meeting is advanced more than 30 days before or delayed by more than 60 days after the anniversary date of this year’s annual meeting, then for notice to be timely, the notice must be received by the Corporate Secretary not earlier

 General Information

than the close of business on the 120th day prior to the 2025 annual meeting and not later than the close of business on the later of the 90th day prior to the 2025 annual meeting or the 10th day following the day on which public announcement of the date of the 2025 annual meeting is first made by Juniper Networks. In no event will the adjournment or postponement of an annual meeting of stockholders or the public announcement thereof commence a new time period for the giving of a stockholder’s notice as provided above. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19 under the Exchange Act.
Recommendation of Director Candidates. The N&CG Committee will consider recommendations of director candidates from Qualifying Stockholders. A “Qualifying Stockholder” is a stockholder that has owned for a period of one year prior to the date of the submission of the recommendation through the time of submission of the recommendation at least 1% of the total common stock of the Company outstanding as of the last day of the calendar month preceding the submission. A Qualifying Stockholder that desires to recommend a candidate for election to the Board must direct the recommendation in writing to the Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years, written evidence that the candidate is willing to serve as a director of the Company if nominated and elected, a written acknowledgement as to the fiduciary duties owed by directors of the Company to the Company and its stockholders, evidence of the nominating person’s ownership of Company common stock and a description of the relationship between the nominating person and the candidate.
Corporate Secretary. Stockholder proposals and director nominations must be delivered to the Corporate Secretary via mail to Juniper Networks, Inc., ATTN: Corporate Secretary, 1133 Innovation Way, Sunnyvale, CA 94089.
Availability of Bylaws. A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact the Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act, as amended, and Section 21E of the Exchange Act. Words such as “may,” “will,” “should,” “could,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “seeks,” and similar expressions are used to identify these forward-looking statements. Statements that refer to or are based on projections, forecasts, uncertain events or assumptions also identify forward-looking statements, including, among other things, statements regarding our business strategies and financial results, industry trends, expected or future equity usage, burn rate or shares outstanding, expected use and enforcement of our compensation decisions, anticipated future stockholder engagement efforts, our environmental, social and governance activities, impacts, goals, and performance, and the HPE Merger and related matters.
These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied. For a more detailed discussion of these factors, see the information under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for fiscal 2023 and subsequent Quarterly Reports on Form 10-Q. While forward-looking statements are based on reasonable expectations of our management at the time that they are made, you should not rely on them. Our forward-looking statements speak only as of the date of this proxy statement or as of the date they are made, and we undertake no obligation to revise or update them, unless required by securities law, whether as a result of new information, future events or otherwise.

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Annex A
JUNIPER NETWORKS, INC.
2015 EQUITY INCENTIVE PLAN
As amended and restated as of           , 2024
1. Purposes of the Plan. The Plan is intended to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Service Providers and to promote the success of the Company’s business
The Plan permits the grant of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, Deferred Stock Units and Dividend Equivalents. The Plan also provides for the automatic, non-discretionary grant of certain Awards to Outside Directors as further specified herein.
2. Definitions. As used herein, the following definitions shall apply:
(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.
(b) “Applicable Laws” means the requirements relating to the administration of equity incentive plans, the grant of Awards and the related issuance of Shares under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and under the laws, rules and regulations of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan or where Participants may reside and/or work, as such requirements shall be in place from time to time.
(c) “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, Deferred Stock Units or Dividend Equivalents.
(d) “Award Agreement” means the written or electronic agreement, in such form as the Administrator prescribes from time to time, setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(e) “Board” means the Board of Directors of the Company.
(f) “Change in Control” means the occurrence of any of the following events:
(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or
(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or
(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of

 Annex A

the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer (provided that such entity is controlled in substantially the same proportions by the Company’s stockholders who held the Company’s securities immediately before such transfer), or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for the Company’s stock (provided that the value of the Company’s stock exchanged for such assets shall be substantially equal to or greater than the value of such assets, as determined by the Board), (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, to the extent required for compliance with Code Section 409A, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(g) “Code” means the U.S. Internal Revenue Code of 1986, as amended.
(h) “Common Stock” means the common stock of the Company.
(i) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board or a duly authorized committee of the Board, in accordance with Section 4(a) of the Plan.
(j) “Company” means Juniper Networks, Inc., a Delaware corporation, or any successor thereto.
(k) “Company Group” means the Company, any Parent or Subsidiary, and any entity that, from time to time and at the time of any determination, directly or indirectly, is in control of, is controlled by or is under common control with the Company.
(l) “Consultant” means any natural person engaged by the Company Group to render services and who is compensated for such services, but who is neither an Employee nor a Director; provided, that a Consultant will include only those persons to whom the issuance of Common Stock may be registered under Form S-8 under the U.S. Securities Act of 1933, as amended.
(m) “Continuous Status as a Director” means that the Director relationship is not interrupted or terminated.
(n) “Deferred Stock Unit” means a deferred stock unit Award granted to a Participant pursuant to Section 15.
(o) “Director” means a member of the Board.
(p) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

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(q) “Dividend Equivalent” means a credit, payable in cash or Shares, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant. Any Dividend Equivalents credited with respect to a Share or unit subject to an Award shall be distributed in cash or Shares to the Participant only if, when and to the extent such Share or unit vests. The value of dividends and other distributions payable with respect to any Share or unit subject to an Award that does not vest shall be forfeited.
(r) “Employee” means any person, including Officers and Directors, employed by the Company or any member of the Company Group and which may include individuals who are employed or engaged by a third party agency but provide services to the Company or any member of the Company Group at the direction of the Company or any member of the Company Group. However, with respect to Incentive Stock Options, an Employee must be employed by the Company or any Parent or Subsidiary. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(s) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(t) “Fair Market Value” means the closing sales price of Common Stock on the date of determination (or the mean of the closing bid and asked prices for the Common Stock if no sales were reported) as reported by the New York Stock Exchange or such other source as the Administrator deems to be reliable. Notwithstanding the foregoing, if the determination date for the Fair Market Value occurs on a weekend, holiday or other non-Trading Day, the Fair Market Value will be the price as determined above on the immediately preceding Trading Day, unless otherwise determined by the Administrator. In addition, for purposes of determining the fair market value of Shares for any reason other than the determination of the exercise price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.
(u) “Fiscal Year” means a fiscal year of the Company.
(v) “Full Value Award” means a grant of Restricted Stock, a Restricted Stock Unit, a Performance Share or a Deferred Stock Unit hereunder.
(w) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(x) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(y) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(z) “Option” means a stock option granted pursuant to the Plan.
(aa) “Optioned Stock” means the Common Stock subject to an Option.
(bb) “Outside Director” means a Director who is not an Employee.
(cc) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
(dd) “Participant” means the holder of an outstanding Award.
(ff) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the performance measures for any performance period will be any one or more of the following performance criteria, applied to either the Company as a whole or, except with respect to shareholder return metrics, to a region, business unit, affiliate or business segment, or in certain select cases, on an individual basis, and measured either on an absolute basis or relative to a pre-established target, to a previous period’s results or to a designated comparison group, and, with respect to financial metrics, which may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting

 Annex A

principles established by the International Accounting Standards Board (“IASB Principles”) or which may be adjusted when established to exclude any items otherwise includable under GAAP or under IASB Principles: (i) cash flow (including operating cash flow or free cash flow), (ii) cash position, (iii) revenue (on an absolute basis or adjusted for currency effects), (iv) revenue growth, (v) contribution margin, (vi) gross margin, (vii) operating margin (viii) operating expenses or operating expenses as a percentage of revenue, (ix) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), (x) earnings per share, (xi) operating income, (xii) net income, (xiii) stock price, (xiv) return on equity, (xv) total shareholder return, (xvi) growth in stockholder value relative to a specified publicly reported index (such as the S&P 500 Index), (xvii) return on capital, (xviii) return on assets or net assets, (xix) return on investment, (xx) economic value added, (xxi) operating profit or net operating profit, (xxii) operating margin, (xxiii) market share, (xxiv) contract awards or backlog, (xxv) overhead or other expense reduction, (xxvi) credit rating, (xxvii) objective customer indicators, (xxviii) new product invention or innovation, (xxix) attainment of research and development milestones, (xxx) improvements in productivity, (xxxi) attainment of objective operating goals, (xxxii) objective employee metrics, (xxxiii) environmental, social and governance goals, or (xxxiv) any other metric that the Administrator so designates, provided that such objectives do not result in adverse accounting, tax, reporting or other consequences. The Performance Goals may differ from Participant to Participant and from Award to Award. In particular, the Administrator may appropriately adjust any evaluation of performance under a Performance Goal to exclude (a) any extraordinary non-recurring items, (b) the effect of any merger, acquisition, or other business combination or divestiture or (c) the effect of any changes in accounting principles affecting the Company’s or a business units’, region’s, affiliate’s or business segment’s reported results.
(ee) “Performance Share” means a performance share Award granted to a Participant pursuant to Section 13.
(ff) “Performance Unit” means a performance unit Award granted to a Participant pursuant to Section 14.
(gg) “Plan” means this 2015 Equity Incentive Plan, as amended and restated.
(hh) “Plan Minimum Vesting Requirements” means the minimum vesting requirements for Awards under Plan Section 4(b)(vi) hereunder.
(ii) “Restricted Stock” means a restricted stock Award granted to a Participant pursuant to Section 11.
(jj) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 12. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Award Agreement, and each holder of a Restricted Stock Unit shall have no rights other than those of a general creditor of the Company.
(kk) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(ll) “Section 16(b)” means Section 16(b) of the Exchange Act.
(mm) “Section 409A “ means Section 409A of the Code.
(nn) “Service Provider” means an Employee, Consultant or Director.
(oo) “Share” means a share of the Common Stock, as adjusted in accordance with Section 20 of the Plan.
(pp) “Stock Appreciation Right” or “SAR” means a stock appreciation right granted pursuant to Section 8 below.
(qq) “Subsidiary” means with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

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(rr) “Tax Obligations” means tax and social insurance liability obligations and requirements in connection with the Awards, including, without limitation, (A) all federal, state, and local taxes (including the Participant’s Federal Insurance Contributions Act (FICA) obligation or other payroll taxes) that are required to be, or may be, withheld by an entity in the Company Group, (B) any fringe benefit tax liability the responsibility for which the Participant has, or has agreed to bear, with respect to such Award or the Shares subject to the Award, and (C) any other taxes of an entity in the Company Group the responsibility for which the Participant has, or has agreed to bear, with respect to such Award or the Shares subject to the Award).
(ss) “Trading Day” means a day on which the applicable stock exchange or national market system is open for trading.
3. Stock Subject to the Plan.
(a) Stock Subject to the Plan. Subject to the provisions of Section 20 of the Plan, the maximum aggregate number of Shares that may be issued under this Plan is equal to 112,200,000 Shares. All of the Shares issuable under the Plan may be authorized, but unissued, or reacquired Common Stock.
(b) Share Conversion Ratio. Any Shares that are subject to Full Value Awards, Options, or SARs shall be counted against the numerical limits of this Section 3 as one Share for every Share subject thereto, provided that any Shares subject to Full Value Awards granted prior to May 14, 2019 with a per Share or unit purchase price lower than 100% of Fair Market Value on the date of grant shall be counted against the numerical limits of this Section 3 as two and one-tenth Shares for every one Share subject thereto. To the extent that a Share that was subject to an Award that counted as two and one-tenth Shares against the Plan reserve is recycled back into the Plan under the next paragraph of this Section 3, the Plan shall be credited with two and one-tenth Shares.
(c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to a Full Value Award, is forfeited to or repurchased by the Company at its original purchase price due to such Award failing to vest, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased Shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, when an SAR is exercised, the Shares subject to a SAR Award Agreement shall be counted against the numerical limits of Section 3 above, as one Share for every Share subject thereto, regardless of the number of Shares used to settle the SAR upon exercise (i.e., Shares withheld to satisfy the exercise price of an SAR shall not remain available for issuance under the Plan). Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Full Value Awards are repurchased by the Company at their original purchase price or are forfeited to the Company due to such Awards failing to vest, such Shares shall become available for future grant under the Plan. Shares that are subject to an Option Award Agreement that are used to pay the exercise price of an Option shall not become available for future grant or sale under the Plan. Shares that are subject to an Award Agreement that are used to satisfy Tax Obligations shall not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not reduce the number of Shares available for issuance under the Plan. Any payout of Awards that are payable only in cash shall not reduce the number of Shares available for issuance under the Plan. Conversely, any forfeiture of Awards that are payable only in cash shall not increase the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 20, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(c).
4. Administration of the Plan.
(a) Procedure.
(i) Multiple Administrative Bodies. If permitted by Applicable Laws, the Plan may be administered by different Committees with respect to different groups of Service Providers.
(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the Plan will be administered by a Committee constituted to comply with Rule 16b-3.

 Annex A

(iii) Administration With Respect to Other Persons. Other than as provided above, the Plan shall be administered by (A) the Board, (B) a committee designated by the Board, or (C) a sub-committee designated by the designated Committee, which Committee or sub-committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members and substitute new members, fill vacancies, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.
(iv) Administration With Respect to Automatic Grants to Outside Directors. Automatic grants to Outside Directors shall be pursuant to Section 10 hereof and therefore shall not be subject to any discretionary administration.
(b) Powers of the Administrator. Subject to the provisions of the Plan (including the non-discretionary automatic grant to Outside Director provisions of Section 10), and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:
(i) to determine the Fair Market Value in accordance with Section 2(u) of the Plan;
(ii) to select the Service Providers to whom Awards may be granted hereunder;
(iii) to determine whether and to what extent Awards are granted hereunder;
(iv) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
(v) to approve forms of agreement for use under the Plan, which, for the avoidance of doubt, need not be identical for each Participant or Award;
(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards vest or may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions (subject to compliance with Applicable Laws, including Code Section 409A), and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine; provided, however, that, subject to Section 4(d), Awards may not vest earlier than the one (1) year anniversary of the grant date (except if accelerated (A) pursuant to Section 20 hereof or pursuant to change of control severance agreements entered into by and between the Company and any Service Provider, (B) due to a Participant’s death, or (C) due to a Participant’s Disability);
(vii) to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and any other agreement defining the rights and obligations of the Company and the Participants under the Plan;
(viii) to prescribe, amend and rescind rules and regulations relating to the Plan;
(ix) to modify or amend each Award (subject to Section 6(c) and Section 23(c) of the Plan);
(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xi) to determine the terms, conditions and restrictions applicable to Awards;
(xii) to determine whether Awards will be adjusted for Dividend Equivalents;
(xiii) to adopt such modifications, procedures, plans, sub-plans and addendums as may be necessary, desirable or appropriate to comply with provisions of the laws of the United States or any other country or jurisdiction, to allow for tax-preferred treatment of Awards or otherwise provide for or facilitate the participation by Participants who reside outside of the United States, in order to assure the viability of the benefits of Awards made to Participants located in the United States or such other jurisdictions and to further the objectives of the Plan; and
(xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

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(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.
(d) Exception to Plan Minimum Vesting Requirements.
(i) Awards that result in issuing up to 5% of the maximum aggregate number of shares of Stock authorized for issuance under the Plan (the “5% Limit”) may be granted to any one or more Service Providers without respect to the Plan Minimum Vesting Requirements.
(ii) All Awards that have their vesting accelerated (A) pursuant to a Change in Control transaction described in Section 20(c) hereof  (including vesting acceleration in connection with employment termination following such event), (B) due to a Participant’s death, or (C) due to a Participant’s Disability, shall not count against the 5% limit.
(iii) For the avoidance of doubt, if the Administrator accelerates the vesting of an Award but such acceleration does not result in the Plan Minimum Vesting Requirements not being satisfied for that Award, this acceleration will not count toward the 5% Limit.
5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, Deferred Stock Units and Dividend Equivalents may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. Notwithstanding the foregoing, Outside Directors may only be granted Awards as specified in Section 10 hereof.
6. Limitations.
(a) Award Limitations. Subject to adjustment as provided in Section 20, during any Fiscal Year, no Employee may be granted:
(i) Options and Stock Appreciation Rights to purchase more than 2,000,000 Shares; provided, however, that such limit shall be 4,000,000 Shares in the Employee’s first Fiscal Year of Company service.
(ii) Restricted Stock and/or Performance Shares and/or Restricted Stock Units covering more than 1,000,000 Shares; provided, however, that such limit shall be 2,000,000 Shares in the Employee’s first Fiscal Year of Company service.
(iii) Performance Units, having an initial value greater than $2,000,000, provided, however, that such limit shall be $4,000,000 in the Employee’s first Fiscal Year of Company service.
(b) Outside Director Award Limitations. In any single Fiscal Year, no Outside Director may be granted one or more Awards (whether cash-settled or otherwise) with a grant date fair value (determined under U.S. generally accepted accounting principles), taken together with any cash fees paid to such Outside Director for service in such capacity during such Fiscal Year, of more than $1,000,000. For the avoidance of doubt, neither Awards granted or compensation paid to an individual while he or she is an Employee, or while he or she was a Consultant but not an Outside Director, nor any amounts paid to an individual as a reimbursement of an expense shall count against the foregoing limitation.
(c) No Repricing. Without the consent of the Company’s stockholders, (i) the exercise price for an Option or SAR may not be reduced and (ii) the Company may not pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, Options or SARs with an exercise price that is less than the current Fair Market Value. This shall include, without limitation, a repricing of the Option or SAR as well as an Option or SAR exchange program whereby the Participant agrees to cancel an existing Option or SAR in exchange for an Option, SAR or other Award. If an Option or SAR is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 20), the cancelled Option or SAR as well as any replacement Option or SAR will be counted against the limits set forth in section 6(a)(i) above. Moreover, if the exercise price of an Option or SAR is reduced, the transaction will be treated as a cancellation of the Option or SAR and the grant of a new Option or SAR.

 Annex A

7. Stock Options.
(a) Type of Option. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s Incentive Stock Options granted by the Company, any Parent or Subsidiary, that become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 7(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.
(b) Term of Option. The term of each Option shall be stated in the Award Agreement; provided, however, that the term shall be seven (7) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(c) Exercise Price and Consideration.
(i) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:
(1) In the case of an Incentive Stock Option
a) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.
b) granted to any Employee other than an Employee described in paragraph (a) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
(2) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(ii) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of cash; check; delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale proceeds required; or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.
(iii) Expiration of Options. An Option granted under the Plan will expire upon the date determined by the Administrator and set forth in the Award Agreement.

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8. Stock Appreciation Rights.
(a) Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. Subject to Section 6(a) hereof, the Administrator shall have complete discretion to determine the number of SARs granted to any Participant.
(b) Exercise Price and other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a SAR shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the date of grant. Notwithstanding the foregoing, SARs may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Otherwise, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than seven (7) years from the date of grant.
(c) Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii) The number of Shares with respect to which the SAR is exercised.
(d) Payment upon Exercise of SAR. At the discretion of the Administrator, but only as specified in the Award Agreement, payment for a SAR may be in cash, Shares or a combination thereof. If the Award Agreement is silent as to the form of payment, payment of the SAR may only be in Shares unless otherwise required under Applicable Laws.
(e) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, whether it may be settled in cash, Shares or a combination thereof, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.
(f) Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.
9. Exercise of Option or SAR. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan. An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and, with respect to Options only, full payment for the Shares with respect to which the Option is exercised has been received by the Company. With respect to Options only, full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 7(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company or as evidenced by the issuance of a stock certificate) of the Shares, no right to vote or receive dividends or any other rights as a stockholder of the Company shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the issuance of the Shares, except as provided in Section 20 of the Plan.
10. Automatic Grants to Outside Directors.
(a) Procedure for Grants. All grants of Awards to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the provisions in this Section 10:
(i) No person shall have any discretion to select which Outside Directors shall be granted Awards or to determine the number of Shares to be covered by Awards granted to Outside Directors.

 Annex A

(ii) Each Outside Director who is elected at (or whose term continues after) such meeting shall be automatically granted Restricted Stock Units for a number of Shares equal to the “Annual Value” (rounded down to the nearest whole share). Each award specified in this subsection (ii) is generically referred to as an “Annual Award”. The “Annual Value” means the number equal to $245,000 divided by the average daily closing price over the 30 Trading Days preceding the date of grant.
(iii) Each person who first becomes an Outside Director (including a Director who has transitioned from an employee Director to an Outside Director) on a date other than the date of the Company’s annual stockholder meeting shall automatically be granted on the date such person becomes an Outside Director Restricted Stock Units (each such award specified in this subsection (iii) is referred to as an “Initial Award”) for a number of Shares equal to a number determined by multiplying the “Annual Value” used for calculating the Annual Awards granted at the annual stockholder meeting immediately preceding the date of such Initial Award (the “Last Annual Meeting Date”) by a fraction, the numerator of which is 365 minus the number of days between the Last Annual Meeting Date and the date the person first became or becomes an Outside Director and the denominator of which is 365, rounded down to the nearest whole Share.
(iv) Notwithstanding the provisions of subsections (ii) or (iii) hereof, in the event that an automatic grant hereunder would cause the number of Shares subject to outstanding Awards plus the number of Shares previously purchased upon exercise of Options or issued upon vesting of Restricted Stock Units or other Full Value Awards to exceed the number of Shares available for issuance under the Plan, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving Awards on the applicable automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan.
(v) Each Annual Award and Initial Award shall become 100% vested on the earlier of  (A) the one year anniversary of the grant date, and (B) the day prior to the date of the Company’s next annual stockholder meeting, subject in either case to the Participant maintaining Continuous Status as a Director through the vesting date.
(b) Reservation of Rights. The Board reserves the right to amend this Section 10, including to increase the limit on Annual Awards or Initial Awards or to provide for additional Awards to Outside Directors.
11. Restricted Stock.
(a) Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants as shall be determined by the Administrator, in its sole discretion. Subject to Section 6(a) hereof as well as the Plan Minimum Vesting Requirements, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component.
(b) Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the purchase price (if any), any vesting conditions, the number of Shares granted and such other terms and conditions as the Administrator, in its sole discretion, shall determine. Unless determined otherwise by the Administrator, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares, if any, have lapsed.
(c) Transferability. Except as provided in this Section 11, Section 18, or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable vesting period (if any).
(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e) Removal of Restrictions. Except as otherwise provided in this Section 11, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the vesting period or at such other time as the Administrator may determine. Subject to the

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Plan Minimum Vesting Requirements, the Administrator, in its discretion, may reduce or waive any vesting criteria and may accelerate the time at which any restrictions will lapse or be removed. The Administrator, in its discretion, may establish procedures regarding the release of Shares from escrow and/or removal of legends, as necessary or appropriate to minimize administrative burdens on the Company.
(f) Legend on Certificates. The Administrator, in its discretion, may require that one or more legends be place on the certificates representing Restricted Stock to give appropriate notice of the applicable restrictions.
(g) Voting Rights. During the vesting period, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(h) Dividends and Other Distributions. During the vesting period, Participants holding Shares of Restricted Stock will be credited with all dividends and other distributions paid with respect to such Shares, but such dividends and other distributions shall be distributed to the Participant only if, when and to the extent the Shares of Restricted Stock vest. The value of dividends and other distributions payable with respect to any Shares of Restricted Stock that do not vest shall be forfeited.
(i) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company.
12. Restricted Stock Units.
(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it shall advise the Participant in writing or electronically of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units and the form of payout, which, subject to Section 6(a) hereof, may be left to the discretion of the Administrator. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Restricted Stock Units to acquire Shares. Notwithstanding the foregoing, the Administrator, in its discretion, may provide in an Award Agreement evidencing any Restricted Stock Unit Award that a Participant shall be entitled to receive Dividend Equivalents (subject to the provisions of Section 2(f) with respect to Restricted Stock Units).
(b) Vesting Criteria and Other Terms. Subject to the Plan Minimum Vesting Requirements, the Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.
(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
(d) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit Award Agreement. The Administrator, in its sole discretion, but only as specified in the Award Agreement, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. If the Award Agreement is silent as to the form of payment, payment of the Restricted Stock Units may only be in Shares, unless otherwise required under Applicable Laws.
(e) Cancellation. On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.
13. Performance Shares.
(a) Grant of Performance Shares. Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 6(a) hereof as well as the Plan Minimum Vesting Requirements, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on

 Annex A

achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.
(b) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Shares Award Agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.
(c) Performance Share Award Agreement. Each Performance Share grant shall be evidenced by an Award Agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.
14. Performance Units.
(a) Grant of Performance Units. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units to acquire Shares. Each Performance Unit shall equal the cash equivalent of one Share of Common Stock and shall be settled in cash equal to the Fair Market Value of the underlying Shares, determined as of the vesting date. No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Performance Units or the cash payable thereunder.
(b) Number of Performance Units. Subject to Section 6(a) hereof, the Administrator will have complete discretion in determining the number of Performance Units granted to any Participant.
(c) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the grant is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Unit agreement as a condition of the award. Any certificates representing the units awarded shall bear such legends as shall be determined by the Administrator.
(d) Performance Unit Award Agreement. Each Performance Unit grant shall be evidenced by an agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.
15. Deferred Stock Units.
(a) Description. Deferred Stock Units shall consist of a Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator, subject to the Plan Minimum Vesting Requirements. Each Deferred Stock Unit represents an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Deferred Stock Unit Award Agreement, and each holder of a Deferred Stock Unit shall have no rights other than those of a general creditor of the Company.
(b) Limits. Deferred Stock Units shall be subject to the annual limits applicable to the underlying Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award as set forth in Section 6 hereof.

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16. Leaves of Absence/Transfer Between Locations/Change of Status. Awards will be subject to the Company’s leave of absence policy adopted by the Administrator. A Participant will not cease to be a Service Provider in the case of (i) transfers between locations of the Company or other members of the Company Group, (ii) a change in status from Employee to Consultant or vice versa, or (iii) a change in status from employment by a third party agency to the Company or other members of the Company Group or vice versa.
17. Part-Time Service. Unless otherwise required by Applicable Laws, if as a condition to being permitted to work on a less than full-time basis, the Participant agrees that any service-based vesting of Awards granted hereunder shall be extended on a proportionate basis in connection with such transition to a less than a full-time basis, vesting shall be adjusted in accordance with such agreement. Such vesting shall be proportionately re-adjusted prospectively in the event that the Employee subsequently becomes regularly scheduled to work additional hours of service. Notwithstanding the foregoing, in no event shall vesting be extended beyond a point in time that would result in the imposition of taxation under Code Section 409A.
18. Non-Transferability of Awards. Except as determined otherwise by the Administrator in its sole discretion, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant (or the Participant’s guardian or legal representative). Further, in no event may any Award be transferred for consideration to a third-party financial institution.
19. Tax Provisions.
(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any Tax Obligations are due, the Company and/or any entity in the Company Group will have the power and the right to deduct or withhold, or require a Participant to remit to the Company and/or the appropriate entity in the Company Group, an amount sufficient to satisfy all Tax Obligations.
(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Participant may satisfy such Tax Obligations. As determined by the Administrator in its discretion from time to time, these methods may include one or more of the following (A) paying cash, (B) having the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the Tax Obligations, (C) delivering to the Company already-owned Shares having a fair market value equal to the Tax Obligations, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the Tax Obligations, (e) retaining from salary or other amounts payable to the Participant cash having a sufficient value to satisfy the Tax Obligations, or (f) any other means which the Administrator, in its sole discretion, determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan. The amount of Tax Obligations will be deemed to include any amount that the Administrator agrees may be withheld at the time the election is made.
(c) Compliance with Section 409A. Each payment or benefit under this Plan and under each Award Agreement is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. The Plan, each Award and each Award Agreement under the Plan is intended to be exempt from or otherwise meet the requirements of Section 409A and will be construed and interpreted, including but not limited with respect to ambiguities and/or ambiguous terms, in accordance with such intent, except as otherwise specifically determined in the sole discretion of the Administrator.
20. Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, the annual share limitations under Sections 6(a) and (b) hereof, and the number of Shares subject to Annual Award grants to Outside Directors under Section 10 hereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible

 Annex A

securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. Except as otherwise expressly provided herein or pursuant to an Award Agreement, no adjustment of any Award shall be made for cash dividends or other rights for which the record date occurs prior to the date issuance of any Shares subject to such Award.
(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR for a period prior to such transaction determined by the Administrator in its sole discretion as to all of the Shares covered by such Awards, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.
(c) Change in Control.
(i) Stock Options and SARs. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Option and SAR shall be assumed or an equivalent Option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Shares covered by such Award with any performance-based Award vesting at target (or shall vest at such other level(s) provided in an Award Agreement), including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable for a period of time of time determined by the Administrator in its sole discretion, and the Option or SAR shall terminate upon the expiration of such period.
(ii) Full Value Awards and Dividend Equivalents. In the event of a merger of the Company with or into another corporation or entity or a Change in Control, each outstanding Full Value Award and Dividend Equivalent shall be assumed or an equivalent Full Value Award or Dividend Equivalent substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Full Value Awards or Dividend Equivalents, the Participant shall fully vest (or shall vest at such other level(s) as provided in an Award Agreement) in such Full Value Awards or Dividend Equivalents which would not otherwise be vested with any performance-based Awards vesting at target (or at such other level(s) as provided in an Award Agreement. For purposes of this paragraph, except as otherwise contemplated in an Award Agreement, a Full Value Award and Dividend Equivalent shall be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Share (or with respect to Dividend Equivalents and Performance Units, the cash equivalent thereof) subject to the Award immediately prior to the transaction, the consideration (whether stock, cash, or other securities or property) received in the transaction by holders of the Company’s common stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award (other than Dividend Equivalents and Performance Units) to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of the Company’s common stock in the merger or Change in Control.

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21. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor will they interfere in any way with the Participant’s right or the employing or engaging entity’s right to terminate such relationship at any time, with or without cause. A Participant’s rights, if any, in respect of or in connection with any Award are derived solely from the discretionary decision of the Company to permit the Participate to participate in the Plan and to benefit from a discretionary Award. By accepting an Award hereunder, a Participant expressly acknowledges and agrees that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation, or other remuneration for purposes of pension, benefits, severance, redundancy, resignation or any other purpose.
22. Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award (or such later grant effective date authorized by the Administrator). Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.
23. Amendment and Termination of the Plan.
(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
(b) Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company at the 2024 annual meeting of stockholders. In addition, any subsequent amendment to the Plan for which stockholder approval is required by Applicable Laws shall require stockholder approval. Further, no Incentive Stock Options may be granted after February 14, 2034 without further stockholder approval. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.
24. Conditions Upon Issuance of Shares.
(a) Legal Compliance. The granting of Awards and the issuance and delivery of Shares under the Plan shall be subject to all Applicable Laws, and to such approvals by any governmental agencies or national securities exchanges as may be required. Subject to compliance with, or exception from Code Section 409A, Shares will not be issued pursuant to the exercise or vesting of an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws, and may be further subject to the approval of counsel for the Company with respect to such compliance.
(b) Investment Representations. As a condition to the exercise or payout, as applicable, of an Award, the Company may require the person exercising such Option or SAR, or in the case of another Award (other than a Dividend Equivalent paid in cash or Performance Unit), the person receiving the Shares upon vesting, to render to the Company a written statement containing such representations and warranties as, in the opinion of counsel for the Company, may be required to ensure compliance with any of the aforementioned relevant provisions of law, including a representation that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required.
25. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
26. Miscellaneous.
(a) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of the Plan shall continue in effect.

 Annex A

(b) Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
(c) Clawback. An Award granted under the Plan will be subject to any provisions of Applicable Laws providing for the recoupment or clawback of incentive compensation (or any Company policy adopted to comply with Applicable Laws); the terms of any Company recoupment, clawback or similar policy in effect; and any recoupment, clawback or similar provisions that may be included in the applicable Award Agreement.
(d) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
(e) Other Policies. Each Award may be subject to the terms and conditions of any other policy (and any amendments thereto) adopted by the Company from time to time, which may include any policy related to the vesting or transfer of equity awards. Whether any such policy will apply to a particular Award may depend, among other things, on when the Award was granted, whom the Award was granted to, and the type of Award.

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Annex B
JUNIPER NETWORKS, INC.
2008 EMPLOYEE STOCK PURCHASE PLAN
As amended and restated as of           , 2024
1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock through accumulated payroll deductions. The Company’s intention is to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code, although the Company makes no undertaking nor representation to maintain such qualification. The provisions of the Section 423(b) Plan (as defined below), accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, this Plan document authorizes the grant of rights to purchase stock that do not qualify under Section 423(b) of the Code (“Non-Section 423(b) Plan”) pursuant to rules, procedures, appendices or sub-plans adopted by the Board or Committee designed to achieve tax, securities law or other Company compliance objectives for Eligible Employees (as defined below) of Designated Non-423 Subsidiaries (as defined below) in particular locations outside the United States. Such references to the Plan include the Section 423(b) and the Non-Section 423(b) Plan components (each, a “Component”).
2. Definitions.
(a) “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.
(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
(c) “Board” means the Board of Directors of the Company.
(d) “Change in Control” means the occurrence of any of the following events:
(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or
(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or
(iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or
(iv) A change in the composition of the Board occurring within a two (2) year period, as a result of which less than a majority of the Directors are Incumbent Directors. “Incumbent Directors” means Directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company).

 Annex B

(e) “Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.
(f) “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.
(g) “Common Stock” means the common stock of the Company.
(h) “Company” means Juniper Networks, Inc., a Delaware corporation.
(i) “Compensation” means an Employee’s regular and recurring straight time gross earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, sales commission, and other similar compensation.
(j) “Designated Non-423 Subsidiary” means any Designated Subsidiary that shall have been designated by the Administrator in its sole discretion as participating in the Non-Section 423(b) Plan.
(k) “Designated Subsidiary” means any Parent or Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.
(l) “Director” means a member of the Board.
(m) “Eligible Employee” means any Employee who is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, provided, however that under the Non-Section 423(b) Plan, the Board or Committee appointed by the Board may determine that Employees are eligible to participate in the Plan even if they are employed for less than twenty (20) hours per week or less than five (5) months in any calendar year by the Employer, if such Employee has a right to participate in the Plan under applicable law. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the first day following three (3) months of such leave.
(n) “Employee” means any individual who is a common law employee of an Employer.
(o) “Employer” means any one or all of the Company and its Designated Subsidiaries.
(p) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
(q) “Exercise Date” means the last day of each Purchase Period (as defined below).
(r) “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii) In the absence of an established market for the Common Stock, its Fair Market Value thereof will be determined in good faith by the Administrator.
(s) “Fiscal Year” means the fiscal year of the Company.
(t) “New Exercise Date” means a new Exercise Date implemented by shortening any Offering Period then in progress.

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(u) “Offering Date” means the first Trading Day of each Offering Period.
(v) “Offering Period” means a period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised. A new Offering Period shall (i) commence on the first Trading Day on or after February 1 and August 1 of each year and (ii) terminate on the last Trading Day in the final Purchase Period ending on or before January 31 and July 31, respectively. The duration and timing of Offering Periods may be changed pursuant to Sections 4, 20 and 21.
(w) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(x) “Plan” means this Juniper Networks, Inc. 2008 Employee Stock Purchase Plan, as amended from time to time, which includes a Section 423(b) Plan and a Non-Section 423(b) Plan.
(y) “Purchase Price” means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for future Offering Periods pursuant to Section 20.
(z) “Section 423(b) Plan” means an employee stock purchase plan which is designed to meet the requirements set forth in Section 423(b) of the Code, as amended. The provisions of the Section 423(b) Plan shall be construed, administered and enforced in accordance with Section 423(b) of the Code.
(aa) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(bb) “Trading Day” means a day on which the stock exchange or national market system on which shares of Common Stock are listed is open for trading.
3. Eligibility.
(a) Offering Periods. Any individual who is an Eligible Employee on a given Offering Date will be eligible to participate in such Offering Period, subject to the requirements of Section 5.
(b) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time.
4. Offering Periods and Purchase Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or on such other date as the Administrator will determine. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced to Eligible Employees at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. For purposes of the Plan, the Administrator may designate separate Offering Periods under the Plan in which Eligible Employees will participate and the provisions of the Plan will separately apply to each Offering Period. For purposes of clarity, the terms of each Offering Period need not be identical provided that if the Offering Period is being implemented pursuant to the provisions of the Plan that are intended to qualify under Section 423(b) of the Code, the terms of the Plan and the Offering Period together must satisfy Section 423 of the Code.
Each Offering Period shall consist of four (4) consecutive periods (each, a “Purchase Period”) of approximately six (6) months duration, or such other number or duration as the Administrator shall determine. A Purchase Period commencing (i) on the first Trading Day on or after February 1 shall terminate on the last Trading Day in the period ending on July 31 and (ii) on the first Trading Day on or after August 1 shall terminate on the last Trading Day in the

 Annex B

period ending on January 31. Notwithstanding the foregoing, the Administrator may establish a different duration for one or more future Purchase Periods or different commencing or ending dates for such Purchase Periods.
5. Participation. An Eligible Employee may participate in the Plan pursuant to Section 3(a) by (i) submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Offering Date, a properly completed subscription agreement authorizing payroll deductions in the form as specified by the Company for such purpose, or (ii) following an electronic or other enrollment procedure prescribed by the Company.
6. Payroll Deductions.
(a) At the time a participant enrolls in the Plan pursuant to Section 5, he or she will elect to have payroll deductions made on each pay day during the Offering Period for which the participant has enrolled in. Subject to Applicable Law, the payroll deduction amount for a participant shall not exceed ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period. The Administrator, in its discretion, may decide that an Eligible Employee may submit contributions to the Non-Section 423(b) Plan by means other than payroll deductions. A participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Sections 10 and 11 hereof. An Eligible Employee that enrolls in the Plan after the Offering Date for an Offering Period shall not (i) be eligible to participate in such Offering Period but may participate in the subsequent Offering Period and (ii) have deductions withheld from such Eligible Employee’s payroll for purposes of participation in the Plan until after the commencement of such subsequent Offering Period.
(b) Payroll deductions for a participant will commence on the first pay day following the Offering Date and will end on the last pay day prior to the termination of such Offering Period to which such authorization is applicable, unless sooner terminated as provided in Sections 10 and 11 hereof.
(c) All payroll deductions made for a participant will be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account. No Eligible Employee shall be permitted to participate simultaneously in more than one Offering Period.
(d) Subject to Applicable Law, a participant may discontinue his or her participation in the Plan as provided in Section 10, or may decrease the rate of his or her payroll deductions during the Offering Period by (i) properly completing and submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Company prior to an applicable Exercise Date, a new subscription agreement authorizing the change in payroll deduction rate in the form provided by the Company for such purpose, or (ii) following an electronic or other procedure prescribed by the Company. If a participant has not followed such procedures to change the rate of payroll deductions, the rate of his or her payroll deductions will continue at the originally elected rate throughout the Offering Period and future Offering Periods (unless terminated as provided in Section 6(d)). The Company may, in its sole discretion, limit the nature and/or number of payroll deduction rate changes that may be made by participants during any Offering Period. Any change in payroll deduction rate made pursuant to this Section 6(d) will be effective as of the first full payroll period following five (5) business days after the date on which the change is made by the participant. If a participant decreases his or her payroll deductions to zero percent (0%), any subsequent election to increase his or her rate of payroll deductions will not take effect until the next Purchase Period (or the next Offering Period, if such increase is being made in the last Purchase Period of the Offering Period). If a participant elects to increase his or her payroll deductions during a Purchase Period, such election will not take effect until the next Purchase Period (or the next Offering Period, if such increase is being made in the last Purchase Period of the Offering Period).
(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) and Applicable Law, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Subject to Section 423(b)(8) of the Code and Section 3(b) hereof, payroll deductions will recommence at the rate originally elected by the participant prior to such reduction, unless terminated by the participant as provided in Section 10.
(f) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s or Employer’s federal, state, or any other tax withholding liability payable to any authority, national insurance, social security or

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other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company or the Employer may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the participant.
7. Grant of Option. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during any twelve (12) month period more than six thousand (6,000) shares of the Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase will be subject to the limitations set forth in Sections 3(b) and 13. The Eligible Employee may accept the grant of such option with respect to any Offering Period under the Plan, by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that each Eligible Employee may purchase during each Offering Period. Exercise of the option will occur as provided in Section 8, unless the participant has withdrawn pursuant to Sections 10 or 11. The option will expire on the last day of the Offering Period.
8. Exercise of Option.
(a) Unless a participant withdraws from the Plan as provided in Sections 10, 11 or otherwise, his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares of Common Stock subject to his or her option will be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions remaining in his or her account that have not been previously applied toward the purchase of Common Stock under this Plan. No fractional shares of Common Stock will be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share of Common Stock will be retained in the participant’s account for the subsequent Offering Period or Purchase Period, as applicable, subject to earlier withdrawal by the participant as provided in Sections 10 and 11. Any other funds left over in a participant’s account after the Exercise Date will be returned to the participant (without interest thereon, except as otherwise required under Applicable Laws) as soon as administratively practicable. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her. No shares of Common Stock shall be purchased on an Exercise Date on behalf of a participant whose participation in an Offering Period or the Plan has terminated before such Exercise Date.
(b) If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Exercise Date in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and the Administrator may continue all Offering Periods then in effect or terminate all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.
9. Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each participant the shares purchased upon exercise of his or her option in a form determined by the Company (in its sole discretion), subject to any rules established by the Administrator. No participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the participant as provided in this Section 9.

 Annex B

10. Withdrawal.
(a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan on or prior to such date or dates that have been designated by the Administrator from time to time in its sole discretion by (i) submitting to the Company’s payroll office (or its designee) a written notice of withdrawal in the form prescribed by the Company for such purpose, or (ii) following an electronic or other withdrawal procedure prescribed by the Company. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period, unless the participant re-enrolls in the Plan in accordance with the provisions of Section 5.
(b) A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.
(c) Automatic Rollover. If the Fair Market Value of a share of Common Stock on an Exercise Date (other than the final Exercise Date of an Offering Period) is less than the Fair Market Value of a share of Common Stock on the Offering Date of an Offering Period (each such Offering Period, a “Terminating Offering Period”), then (i) each Terminating Offering Period shall terminate immediately at the end of such Exercise Date, but, for the avoidance of doubt, after giving effect to the exercise and purchase of shares of Common Stock for the Purchase Period, and (ii) each participant in such Terminating Offering Period shall be automatically enrolled in the Offering Period commencing on the first Trading Day immediately following such Exercise Date.
11. Termination of Eligibility. Upon a participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw immediately from the Plan (and the participant’s participation in the Plan shall terminate immediately) and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such participant’s option will be automatically terminated. If a participant transfers employment from the Company or any Designated Subsidiary participating in the Section 423 Component to any Designated Subsidiary participating in the Non-Section 423 Component, such transfer shall not be treated as a termination of employment, but the participant shall immediately cease to participate in the Section 423 Component; however, any contributions made for the Offering Period in which such transfer occurs shall be transferred to the Non-Section 423 Component, and such participant shall immediately join the then-current Offering under the Non-Section 423 Component upon the same terms and conditions in effect for the participant’s participation in the Section 423 Component, except for such modifications otherwise applicable for participants in such Offering Period. A participant who transfers employment from any Designated Subsidiary participating in the Non-Section 423 Component to the Company or any Designated Subsidiary participating in the Section 423 Component shall not be treated as terminating the participant’s employment and shall remain a participant in the Non-Section 423 Component until the earlier of  (i) the end of the current Offering Period under the Non-Section 423 Component, or (ii) the Offering Date of the first Offering Period in which the participant is eligible to participate following such transfer. Notwithstanding the foregoing, the Administrator may establish different rules to govern transfers of employment between companies participating in the Section 423 Component and the Non-Section 423 Component, consistent with the applicable requirements of Section 423 of the Code.
12. Interest. No interest will accrue on the payroll deductions of a participant in the Plan, unless required by Applicable Laws.
13. Stock.
(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock which will be made available for sale under the Plan will be forty-six million (46,000,000) shares.

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(b) Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.
(c) Shares of Common Stock to be delivered to a participant under the Plan will be registered in the name of the participant or, at the sole discretion of the Company, in the name of the participant and his or her spouse.
14. Administration.
The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties. Notwithstanding any provision to the contrary in this Plan, and, with respect to the Section 423(b) Plan, to the extent permissible under Code Section 423 and proposed or final Treasury Regulations promulgated thereunder (and other Internal Revenue Service guidance), the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling payroll deductions, payment of interest, making of contributions to the Plan, defining eligible Compensation, establishment of bank or trust accounts to hold payroll deductions, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, data privacy security, withholding procedures and handling of stock certificates which vary with local requirements.
The Administrator may also adopt rules, procedures, appendices or sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code Section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan. To the extent inconsistent with the requirements of Code Section 423, such sub-plan shall be considered part of the Non-Section 423(b) Plan, and rights granted thereunder shall not be considered to comply with Code Section 423.
15. Designation of Beneficiary.
(a) At the sole discretion of the Company and subject to Applicable Law, a participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.
(b) Such designation of beneficiary may be changed by the participant at any time by notice in a form determined by the Company. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
(c) All beneficiary designations will be in such form and manner as the Company may designate from time to time.
16. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in

 Annex B

Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
17. Use of Funds. The Company may use all payroll deductions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions. Until shares of Common Stock are issued, participants will only have the rights of an unsecured creditor with respect to such shares.
18. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.
19. Adjustments, Dissolution, Liquidation, Merger or Change in Control.
(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock which may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 7 and 13.
(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period.
(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date and will end on the New Exercise Date. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period.
20. Amendment or Termination.
(a) The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that adding additional shares available for sale under the Plan (other than pursuant to Section 19(a)) shall require stockholder approval. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all payroll deduction amounts then credited to participants’ accounts which have not been used to purchase shares of Common Stock will be returned to the participants (without interest thereon, except as otherwise required under Applicable Laws) as soon as administratively practicable.

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(b) Without stockholder consent and without limiting Section 20(a), to the extent permitted by applicable provisions of law, the Administrator will be entitled to amend the Offering Periods, determine the terms of new Offering Periods (including, but not limited to (i) the length of such Offering Periods, provided that no such Offering Period shall be more than 27 months, (ii) whether such Offering Periods will include one or more embedded Offering Periods and/or (iii) whether such Offering Periods will have an automatic restart or reset provision), provide for overlapping Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.
(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:
(i) amending the Plan to conform with the safe harbor definition under Statement of Financial Accounting Standards 123(R), including with respect to an Offering Period underway at the time;
(ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;
(iii) shortening any Offering Period by setting a New Exercise Date, including an Offering Period underway at the time of the Administrator action;
(iv) reducing the maximum percentage of Compensation a participant may elect to set aside as payroll deductions; and
(v) reducing the maximum number of shares a participant may purchase during any Offering Period.
Such modifications or amendments will not require stockholder approval or the consent of any Plan participants.
21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
22. Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.
As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
23. Reimbursement of Taxes. The Administrator shall have the discretion to require reimbursement from any Plan participant in full for any liability that the Company or the Employer incurs towards any tax paid or payable in respect to participant’s participation in the Plan, the grant of any option pursuant to the Plan, or the exercise of participant’s option, provided that such reimbursement is provided for in the subscription agreement. The Company may require security for such reimbursement of taxes as a precondition to participant participating in the Plan, the grant of any option, or the exercise of this option on behalf of Participant. The Administrator shall have the authority to approve additional documents or forms which may be requested by the Company for such security, collection or otherwise for reimbursement of such taxes to the Company.

Annex C
JUNIPER NETWORKS, INC.
Reconciliations between GAAP and non-GAAP Financial Measures
(in millions, except percentages and per share amounts)
(unaudited)
		Twelve Months Ended
		December 31, 2023	December 31, 2022
GAAP net income		$310.2	$471.0
Share-based compensation expense	C	279.4	209.3
Share-based payroll tax expense	C	6.7	8.9
Amortization of purchased intangible assets	A	68.6	74.8
Restructuring charges (benefits)	B	98.0	20.2
Acquisition and integration-related charges (benefits)	A	0.7	2.2
Gain on divestiture	B	—	(45.8)
Loss (gain) on privately-held investments(1)	B	97.3	(20.4)
Loss (gain) on equity investments(1)	B	(0.5)	2.7
Loss from equity method investment	B	9.6	4.8
Recognition of previously unrecognized tax benefits	B	—	(8.1)
Income tax effect of tax legislation	B	(7.8)	—
One-time tax benefit(2)	B	(15.5)	—
Income tax effect of non-GAAP exclusions	B	(120.2)	(83.9)
Others	B	9.9	6.9
Non-GAAP net income		$736.4	$642.6
GAAP diluted net income per share		$0.95	$1.43
Non-GAAP diluted net income per share	D	$2.26	$1.95
Shares used in computing diluted net income per share		325.9	329.5

(1)
The prior period amounts have been reclassified to conform to the current period presentation.

(2)
Benefit due to a one-time change in the geographic mix of taxable earnings.

Discussion of Non-GAAP Financial Measures
Juniper Networks believes that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations.
This annex, including the tables above, includes the following non-GAAP financial measures derived from our Consolidated Statements of Operations included in our 2023 Annual Report on Form 10-K: net income; and diluted net income per share. These measures are not presented in accordance with, nor are they a substitute for GAAP. In addition, these measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. The non-GAAP financial measures used in the table above should not be considered in isolation from measures of financial performance prepared in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Certain of the adjustments to our GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   121

We utilize a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions, forecasting and planning for future periods, and determining payments under compensation programs. We consider the use of the non-GAAP measures presented above to be helpful in assessing the performance of the continuing operation of our business. By continuing operation, we mean the ongoing revenue and expenses of the business, excluding certain items that render comparisons with prior periods or analysis of on-going operating trends more difficult, such as expenses not directly related to the actual cash costs of development, sale, delivery or support of our products and services, or expenses that are reflected in periods unrelated to when the actual amounts were incurred or paid. Consistent with this approach, we believe that disclosing non-GAAP financial measures to the readers of our financial statements provides such readers with useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance. In addition, we have historically reported non-GAAP results to the investment community and believe that continuing to provide non-GAAP measures provides investors with a tool for comparing results over time. In assessing the overall health of our business for the periods covered by the table above and, in particular, in evaluating the financial line items presented in the table above, we have excluded items in the following three general categories, each of which are described below: Acquisition Related Charges, Other Items, and Share-Based Compensation Related Items. We also provide additional detail below regarding the shares used to calculate our non-GAAP net income per share. Notes identified for line items in the table above correspond to the appropriate note description below.
The above tables and reconciliations can also be found on our Investor Relations website at http://investor.juniper.net.
Note A: Acquisition Related Charges. We exclude certain expense items resulting from acquisitions including amortization of purchased intangible assets associated with our acquisitions. The amortization of purchased intangible assets associated with acquisitions results in recording expenses in our GAAP financial statements that were already expensed by the acquired company before the acquisition and for which we have not expended cash. Moreover, had we internally developed the products acquired, the amortization of intangible assets, and the expenses of uncompleted research and development would have been expensed in prior periods. Accordingly, we analyze the performance of our operations in each period without regard to such expenses. In addition, acquisitions result in non-continuing operating expenses, which would not otherwise have been incurred by us in the normal course of our business operations. We believe that providing non-GAAP information for acquisition-related expense items in addition to the corresponding GAAP information allows the users of our financial statements to better review and understand the historic and current results of our continuing operations, and also facilitates comparisons to less acquisitive peer companies.
Note B: Other Items. We exclude certain other items that are the result of either unique, infrequent or unplanned events, including the following, when applicable: (i) strategic investment-related gain or loss, including gain or loss from our equity method investment and our privately-held investments; (ii) legal reserve and settlement charges or benefits; (iii) gain or loss on significant isolated events or transactions, including divestitures and the Russia-Ukraine conflict, which are directly related to the events, objectively quantifiable, and not expected to occur regularly in the future that are not indicative of our core operating results; (iv) legal and advisory fees incurred to effect the acquisition by HPE; (v) significant effects of tax legislation and judicial or administrative interpretation of tax regulations, including the impact of income tax reform; (vi) recognition of previously unrecognized tax benefits that are non-recurring in nature; and (vii) the income tax effect on our financial statements of excluding items related to our non-GAAP financial measures. Additionally, the non-GAAP results exclude the effects of NQDC-related investments. It is difficult to estimate the amount or timing of these items in advance. Although these events are reflected in our GAAP financial statements, these transactions may limit the comparability of our on-going operations with prior and future periods.
In addition, we exclude restructuring benefits or charges as these result from events that arise from unforeseen circumstances, which often occur outside of the ordinary course of continuing operations. As such, we believe these expenses do not accurately reflect the underlying performance of our continuing business operations for the period in which they are incurred or comparisons to past operating results. We also exclude gains or losses related to strategic investments as well as significant isolated events as they are directly related to an event that is distinct and does not reflect current ongoing business operations. In the case of legal reserves and settlements, these gains or losses are recorded in the period in which the matter is concluded or resolved even though the subject matter of the underlying dispute may relate to multiple or different periods. As such, we believe that these expenses do not accurately reflect the underlying performance of our continuing operations for the period in which they are incurred.

 Annex C

Additionally, we exclude previously unrecognized tax benefits that are non-recurring in nature which are recorded in the period in which applicable statutes of limitation lapse or upon the completion of tax review cycles as the tax matter may relate to multiple or different periods. Further, certain items related to global tax reform may continue to impact the business and are generally unrelated to the current level of business activity. We believe these tax events limit the comparability with prior periods and that these expenses or benefits do not accurately reflect the underlying performance of our continuing business operations for the period in which they are incurred. We also believe providing financial information with and without the income tax effect of excluding items related to our non-GAAP financial measures provide our management and users of the financial statements with better clarity regarding the on-going performance and future liquidity of our business. Because of these factors, we assess our operating performance with these amounts both included and excluded, and by providing this information, we believe the users of our financial statements are better able to understand the financial results of what we consider our continuing operations.
Note C: Share-Based Compensation Related Items. We provide non-GAAP information relative to our expense for share-based compensation and related payroll tax. Due to the varying available valuation methodologies, subjective assumptions and the variety of award types, which affect the calculations of share-based compensation, we believe that the exclusion of share-based compensation and related payroll tax allows for more accurate comparisons of our operating results to our peer companies and is useful to investors to understand the impact of share-based compensation on our results of operations. Further, expense associated with granting share-based awards does not reflect any cash expenditures by the company as no cash is expended.
Note D: Non-GAAP Net Income Per Share Items. We provide diluted non-GAAP net income per share. The diluted non-GAAP net income per share includes additional dilution from potential issuance of common stock, except when such issuances would be anti-dilutive.

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Juniper Networks, Inc. Notice of 2024 Annual Meeting and Proxy Statement   123

SCAN TO
VIEW MATERIALS & VOTE

DETACH AND RETURN THIS PORTION ONLY

JUNIPER NETWORKS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Anne DelSanto	☐	☐	☐
1b. Kevin DeNuccio	☐	☐	☐
1c. James Dolce	☐	☐	☐
1d. Steven Fernandez	☐	☐	☐
1e. Christine Gorjanc	☐	☐	☐
1f. Janet Haugen	☐	☐	☐
1g. Scott Kriens	☐	☐	☐
1h. Rahul Merchant	☐	☐	☐
1i. Rami Rahim	☐	☐	☐
1j. William Stensrud	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

SCAN TOVIEW MATERIALS & VOTE JUNIPER NETWORKS, INC. ATTN: INVESTOR RELATIONS 1133 INNOVATION WAYSUNNYVALE, CA 94089 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 3, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/JNPR2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 3, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V45719-P09434 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 1b.Kevin DeNuccio!!!2.Ratification of Ernst & Young LLP, an independentregistered public accounting firm, as our auditors for the!!!1c.James Dolce!!!fiscal year ending December 31, 2024.3.Approval of a non-binding advisory resolution on executive compensation.!!!1d.Steven Fernandez!!!4.Approval of the amendment and restatement of the!!!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The NPS/10K COMBO are available at www.proxyvote.com.V45720-P09434JUNIPER NETWORKS, INC.2024 ANNUAL MEETING OF STOCKHOLDERSTuesday, June 4, 2024 9:00 a.m. Pacific TimeLocation: Access the Annual Meeting at www.virtualshareholdermeeting.com/JNPR2024The Annual Meeting will be a virtual meeting conducted via live webcast. To attend the meeting live via the Internet, please visit www.virtualshareholdermeeting.com/JNPR2024 and be sure to have the information that is printed in the box marked by the arrow (located on the reverse side).This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 4, 2024.This proxy will be voted as specified on the reverse side. If no choice is specified, the proxy will be voted "FOR" the election of the nominees on proposal 1, "FOR" proposals 2, 3, 4 and 5, and in the discretion of the proxies with respect to such other business as may properly come before the meeting.By signing the proxy, you revoke all prior proxies and appoint Kenneth Miller and Robert Mobassaly, and each of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. The above named proxies are authorized to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.Continued and to be signed on reverse side